UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

DAWSON GEOPHYSICAL COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Dawson Geophysical Company
508 West Wall, Suite 800
Midland, Texas 79701
(432) 684-3000
February 22, 2022
Dear Dawson Stockholder:
On October 25, 2021, Dawson Geophysical Company (“Dawson” or the “Company”) entered into a definitive Agreement and Plan of Merger, dated as of October 25, 2021 (as amended from time to time, the “Merger Agreement”), by and among Dawson, Wilks Brothers, LLC, a Texas limited liability company (“Parent”), and WB Acquisitions Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving the Merger as a subsidiary of Parent (the “Merger”).
You are cordially invited to virtually attend a special meeting (including any adjournments or postponements thereof, the “Special Meeting”) of stockholders of the Company to be held on March 15, 2022 at 9:00 a.m., Central Standard Time. This Special Meeting will be a “virtual meeting” conducted solely online. You will be able to attend the Special Meeting online by logging in at www.virtualshareholdermeeting.com/DWSN2022SM.
At the Special Meeting, you will be asked to consider and vote on (i) a proposal to approve and adopt the Merger Agreement, (ii) a proposal to approve through a non-binding advisory vote certain compensation that will or may be paid by Dawson to its named executive officers that is based on or otherwise relates to the Merger (the “Compensation Proposal”) and (iii) a proposal to adjourn the Special Meeting from time to time, if necessary or appropriate as determined in the discretion of the board of directors of Dawson (the “Board of Directors”) or the Chairman of the Board of Dawson, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).
If the Merger is completed, you will be entitled to receive $2.34 in cash, less any applicable withholding taxes, for each share of common stock of Dawson that you own (unless you have properly exercised your appraisal rights).
The Board of Directors, after considering the factors more fully described in the enclosed proxy statement, has unanimously: (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are advisable and in the best interests of the Company and its shareholders, (b) approved, declared advisable and adopted the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, (c) resolved that the Merger Agreement and the Merger will be governed by and effected under the TBOC and (d) recommended that the Company’s shareholders (other than Parent and its subsidiaries) approve the Merger. The Board of Directors unanimously recommends that you vote:
(1)
“FOR” the adoption of the Merger Agreement;

(2)
“FOR” the Compensation Proposal; and

(3)
“FOR” the Adjournment Proposal, if necessary or appropriate.

The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the Merger. A copy of the Merger Agreement is also attached as Annex A to the proxy statement.
The proxy statement describes the actions and determinations of the Board of Directors in connection with its evaluation of the Merger Agreement and the Merger. You should carefully read and consider the entire enclosed proxy statement and its annexes, including, but not limited to, the Merger Agreement, as they contain important information about, among other things, the Merger and how it affects you.

Please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you virtually attend the Special Meeting and vote in person by electronic ballot at the virtual meeting, your vote will revoke any proxy that you have previously submitted.
If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions.
Your vote is very important, regardless of the number of shares that you own. We cannot complete the Merger unless the proposal to adopt the Merger Agreement is approved by the affirmative vote of the holders of at least eighty percent (80%) of the issued and outstanding shares of Dawson common stock entitled to vote at the Special Meeting.
If you have any questions or need assistance voting your shares, please contact our proxy solicitor:
D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 207-3158
Email: DWSN@dfking.com
On behalf of the Board of Directors, I thank you for your support and appreciate your consideration of this matter.
Sincerely,
/s/ Matthew Wilks

Matthew Wilks
Chairman of the Board of Directors
The accompanying proxy statement is dated February 22, 2022 and, together with the enclosed form of proxy card, is first being mailed on or about February 22, 2022.

Dawson Geophysical Company
508 West Wall, Suite 800
Midland, Texas 79701
(432) 684-3000
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 15, 2022
Notice is hereby given that a special meeting of stockholders (including any adjournments or postponements thereof, the “Special Meeting”) of Dawson Geophysical Company, a Texas corporation (“Dawson” or the “Company”), will be held on March 15, 2022 at 9:00 a.m., Central Standard Time. This Special Meeting will be a “virtual meeting” conducted solely by means of remote communication. You will be able to attend the Special Meeting online by logging in at www.virtualshareholdermeeting.com/DWSN2022SM. The Special Meeting is being called for the following purposes:
1.
To consider and vote on the proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 25, 2021 (as amended from time to time, the “Merger Agreement”), by and among Dawson, Wilks Brothers, LLC, a Texas limited liability company (“Parent”), and WB Acquisitions Inc., a Delaware corporation and a subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Dawson and the separate corporate existence of Merger Sub will cease, with Dawson continuing as the surviving corporation as a subsidiary of Parent (the “Merger”);

2.
To consider and vote on the proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by Dawson to its named executive officers that is based on or otherwise relates to the Merger discussed under the section entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 43 of this Proxy Statement (the “Compensation Proposal”); and

3.
To consider and vote on any proposal to adjourn the Special Meeting from time to time, if necessary or appropriate as determined in the discretion of the Board of Directors or the Chairman of the Board of Dawson to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”).

Only Dawson stockholders of record as of the close of business on February 2, 2022, are entitled to notice of the Special Meeting and to vote at, participate in and examine Dawson’s list of stockholders at the Special Meeting. A complete list of stockholders will be available for examination by any stockholder commencing no later than March 4, 2022 at our headquarters at 508 West Wall, Suite 800, Midland, Texas 79701. If you would like to view the list, please contact our Investor Relations Department to schedule an appointment by calling (432) 684-3000.
The Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR”the Adjournment Proposal, if necessary or appropriate.
Please sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). If you virtually attend the Special Meeting and vote in person by ballot, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the adoption of the Merger Agreement, “FOR”the Compensation Proposal, and “FOR” the Adjournment Proposal, if necessary or appropriate.
By Order of the Board of Directors,
James K. Brata,
Secretary
Dated: February 22, 2022

YOUR VOTE IS IMPORTANT
YOUR VOTE IS VERY IMPORTANT, PARTICULARLY IN LIGHT OF THE 80% APPROVAL REQUIREMENT CONTAINED IN THE COMPANY’S ORGANIZATIONAL DOCUMENTS. WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE: (1) BY TELEPHONE; (2) THROUGH THE INTERNET; OR (3) BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before it is voted at the Special Meeting.
If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your broker or other agent cannot vote on any of the proposals, including the proposal to adopt the Merger Agreement, without your instructions. In such case, if you haven’t received the voting instruction form your bank, broker or other nominee prior to March 1, 2022, we would advise you to contact D.F. King (as provided below) or your bank, broker or other nominee and coordinate the method of insuring that your vote is documented and timely recorded.
If you are a Dawson stockholder of record, voting in person by ballot at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain a “legal proxy” in order to vote in person at the Special Meeting.
If you fail to (1) return your proxy card or voting instruction form, (2) grant your proxy electronically over the Internet or by telephone or (3) vote by ballot in person at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on the Compensation Proposal or the Adjournment Proposal.
You should carefully read and consider the entire accompanying proxy statement and its annexes, including, but not limited to, the Merger Agreement, along with all of the documents incorporated by reference into the accompanying proxy statement, as they contain important information about, among other things, the Merger and how it affects you. If you have any questions concerning the Merger Agreement, the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Dawson common stock, please contact our proxy solicitor:
D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 207-3158
Email: DWSN@dfking.com

i

Annexes
Annex A
The Merger Agreement

Annex B
Opinion of Financial Advisor

Annex C
Subchapter H of Chapter 10 of the Texas Business Organizations Code

ii

SUMMARY
This summary highlights selected information from this proxy statement related to the proposed merger of WB Acquisitions Inc. with and into Dawson Geophysical Company (the “Merger”), and may not contain all of the information that is important to you. To understand the Merger more fully and for a more complete description of the legal terms of the Merger, you should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents to which we refer in this proxy statement. These documents contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption, “Where You Can Find More Information.” The Merger Agreement (as defined below) is attached as Annex A to this proxy statement. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger.
Except as otherwise specifically noted in this proxy statement, “Dawson,” “we,” “our,” “us,” the “Company” and similar words refer to Dawson Geophysical Company. Throughout this proxy statement, we refer to Wilks Brothers, LLC as “Parent” and WB Acquisitions Inc. as “Merger Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated October 25, 2021, as amended from time to time, by and among Dawson, Parent and Merger Sub, as the “Merger Agreement,” our common stock, par value $0.01 per share as “Dawson common stock” and the holders of Dawson common stock, as “Dawson stockholders.” Unless indicated otherwise, any other capitalized term used herein but not otherwise defined herein has the meaning assigned to such term in the Merger Agreement.
Parties Involved in the Merger
Dawson Geophysical Company
Dawson is a leading provider of North American onshore seismic data acquisition services with operations throughout the continental United States and Canada. Dawson acquires and processes 2-D, 3-D and multi-component seismic data solely for its clients, ranging from major oil and gas companies to independent oil and gas operators, as well as providers of multi-client data libraries. Dawson’s common stock is listed on the Nasdaq Stock Market (“Nasdaq”) under the symbol “DWSN.”
Wilks Brothers, LLC
Parent was founded in 2011 and was registered as a Texas limited liability company in 2011 with its principal office located at 17018 Interstate 20, Cisco, TX 76437. Parent is an investment vehicle which is controlled by Dan Wilks and Farris Wilks and owns and manages interests in various oilfield service companies. One of Parent’s subsidiaries, Breckenridge Geophysical, LLC, provides seismic data acquisition experience and related services for hydrocarbon exploration and development, carbon storage site evaluation and for enhanced oil recovery project implementation. Breckinridge Geophysical was founded in 1984 and is based in Fort Worth, Texas. Parent acquired Breckenridge Geophysical in 2011.
WB Acquisitions Inc.
Merger Sub is a subsidiary of Parent and is a Delaware corporation incorporated on October 15, 2021, with principal executive offices at 1430 Markum Ranch Road, East, Fort Worth, TX 76126. To date, Merger Sub has engaged in no activities other than those incidental to its formation, the Merger Agreement and the commencement and consummation of the Offer. Merger Sub has no assets or liabilities other than the 15,547,010 Shares acquired through the Offer and the contractual rights and obligations related to the Merger Agreement.
The Merger (page 21)
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Dawson and the separate corporate existence of Merger Sub will cease, with Dawson continuing as the surviving corporation and as a subsidiary of Parent (the “Surviving Corporation”). As a result of the Merger, Dawson common stock will no longer be publicly traded and will be delisted from Nasdaq. In addition, Dawson common stock will be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Dawson will no longer file periodic reports with the United States Securities and Exchange Commission (the “SEC”). If the Merger is completed unless you have properly exercised and not withdrawn your appraisal rights, you will receive the cash proceeds referenced in the Merger Agreement and will not own any shares of the capital stock of the Surviving Corporation. The time at which the Merger will become effective will occur upon the filing of a certificate of merger with the Secretary of State of the State of Texas in accordance with the applicable provisions of the Texas Business Organizations Code (the “TBOC”) (the time of such filing and the acceptance for record by the Secretary of State of the State of Texas, or such later time as may be agreed in writing by Parent, Merger Sub and Dawson and specified in the certificate of merger, being referred to herein as the “Effective Time”).
Merger Consideration (page 22)
Dawson common stock
At the Effective Time, each then outstanding share of Dawson common stock (other than shares of Dawson common stock (1) owned by Parent or its Affiliates (the “Owned Company Shares”) or (2) owned by Dawson stockholders who have properly and validly exercised their statutory rights of appraisal in respect of such shares of Dawson common stock in accordance with the applicable statutory provisions of Subchapter H of Chapter 10 of the TBOC (the shares contemplated by this clause (2), collectively, the “Dissenting Company Shares”)) will be cancelled and retired and shall cease to exist and automatically converted into the right to receive an amount in cash equal to $2.34, without interest thereon (the “Per Share Price”), less any applicable withholding of taxes.
At or prior to the Effective Time, Parent will deposit (or cause to be deposited) an amount of cash equal to the aggregate consideration with a designated payment agent for payment of each share of Dawson common stock owned by each Dawson stockholder. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Exchange and Payment Procedures.”
After the Merger is completed, you will have the right to receive the Per Share Price, but you will no longer have any rights as a stockholder (except that stockholders who properly exercise their appraisal rights may have the right to receive payment for the “fair value” of their shares determined pursuant to an appraisal proceeding, as contemplated by Texas law). For more information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Treatment of Company RSUs
The Company from time to time has granted restricted stock units covering shares of the Company’s common stock (each, a “Company RSU”). The Merger Agreement provides that equity awards, whether vested or unvested, that are outstanding as of immediately before the Effective Time will be canceled and converted into the right to receive, at or promptly after the Effective Time, an amount in cash equal to the product of (i) the Merger Consideration and (ii) the total number of restricted stock units subject to such Company RSU (the “RSU Consideration”). Payments in respect of the cancellation of Company RSUs will be subject to any required withholdings of taxes. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Merger Consideration — Outstanding Company RSUs.”
Material U.S. Federal Income Tax Consequences of the Merger (page 53)
The receipt of cash by Dawson stockholders in exchange for shares of Dawson common stock in the Merger will be a taxable transaction to Dawson stockholders that are U.S. Holders (as defined under the caption, “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) for U.S. federal income tax purposes. Such receipt of cash by each Dawson stockholder that is a U.S. Holder generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the shares of Dawson common stock surrendered in the Merger. Backup withholding taxes may also apply to the cash payments made pursuant to the Merger, unless such U.S. Holder complies with certification procedures under the backup withholding rules (generally, by providing a properly completed and executed IRS Form W-9 or applicable successor form).
A Dawson stockholder that is a Non-U.S. Holder (as defined under the caption, “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of Dawson common stock for cash in the Merger unless such Non-U.S. Holder has certain connections to the United States, but may be subject to backup withholding tax unless the Non-U.S. Holder complies with certain certification procedures or otherwise establishes a valid exemption from backup withholding tax (generally, by providing a properly completed and executed applicable IRS Form W-8 or applicable successor form).
Dawson stockholders should read the section of this proxy statement captioned “The Merger — Material U.S. Federal Income Tax Consequences of the Merger.”
Dawson stockholders should also consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Merger in light of their particular circumstances and any consequences arising under U.S. federal estate, gift and other non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Appraisal Rights (page 50)
Under the TBOC, holders of our common stock are entitled to exercise their right of dissent and appraisal in connection with the Merger, provided that they perfect those rights in the manner provided for in the TBOC.
If you vote against adoption of the Merger Agreement and approval of the transactions contemplated thereby and instead perfect your right of dissent and appraisal under the TBOC, you will have the right to a judicial appraisal of the “fair value” of your shares in lieu of receiving the Per Share Merger Consideration as a result of the Merger. This value could be more than, less than or the same as the value of the right to receive the Merger Consideration in the Merger.
In order to preserve your right of dissent and appraisal, you must take all the steps provided under the TBOC within the appropriate time periods. Failure to follow exactly the procedures specified under the TBOC will result in the loss of your right of dissent and appraisal. The relevant section of the TBOC regarding rights of dissent and appraisal is reproduced and attached as Annex C to this proxy statement, and is incorporated herein by reference. We encourage you to read these provisions carefully and in their entirety.
ANY SHAREHOLDER OF THE COMPANY WHO WISHES TO EXERCISE RIGHTS OF DISSENT AND APPRAISAL OR WHO WISHES TO PRESERVE HIS OR HER RIGHT TO DO SO SHOULD REVIEW ANNEX C CAREFULLY AND SHOULD CONSULT HIS OR HER LEGAL ADVISOR SINCE FAILURE TO TIMELY AND PROPERLY COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF SUCH RIGHTS.
For more information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Litigation Related to the Merger (page 52)
Since November 1, 2021, ten lawsuits related to the Merger Agreement and the transactions contemplated thereby (the “Transactions”) have been filed on behalf of purported Company shareholders, brought as individual actions (captioned Stein v. Dawson Geophysical Company, et al., Case No. 1:21-cv-09064 (filed November 3, 2021 in the United States District Court for the Southern District of New York); Whitfield v. Dawson Geophysical Company, et al., Case No. 1:21-cv-09176 (filed November 5, 2021 in the United States District Court for the Southern District of New York); Simmons v. Dawson Geophysical Company, et al., Case No. 1:21-cv-06225 (filed November 9, 2021 in the United States District Court for the Eastern District of New York); Wheeler v. Dawson Geophysical Company, et al., Case No. 1:21-cv-03018 (filed November 9, 2021 in the United States District Court for the District of Colorado); Carlisle v. Dawson Geophysical Company, et al., Case No. 1:21-cv-03025 (filed November 9, 2021 in the United States District

Court for the District of Colorado); Hopkins v. Dawson Geophysical Company, et al., Case No. 2:21-cv-04976 (filed November 10, 2021 in the United States District Court for the Eastern District of Pennsylvania); Wilhelm v. Dawson Geophysical Company, et al., Case No. 1:21-cv-09385 (filed November 12, 2021 in the United States District Court for the Southern District of New York); Velez v. Dawson Geophysical Company, et al., Case No. 1:21-cv-09483 (filed November 16, 2021 in the United States District Court for the Southern District of New York); Raul v. Dawson Geophysical Company, et al., Case No. 1:21-cv-09563 (filed November 18, 2021 in the United States District Court for the Southern District of New York); Protzek, Jr. v. Dawson Geophysical Company, et al., Case No. 1:21-cv-10407 (filed December 6, 2021 in the United States District Court for the Southern District of New York)). All complaints name as defendants the Company and each of the members of the Board, and the Whitfield complaint also names the Offeror and Parent as defendants. The Velez complaint was voluntarily dismissed without prejudice on January 18, 2022, the Simmons complaint was voluntarily dismissed on January 27, 2022, the Stein complaint was voluntarily dismissed with prejudice on February 7, 2022, the Whitfield complaint was voluntarily dismissed on February 14, 2022, the Hopkins complaint was voluntarily dismissed on February 15, 2022, the Carlisle case was voluntarily dismissed on February 18, 2022, and the Raul case was voluntarily dismissed on February 18, 2022.
The complaints variously allege that the Company and the members of the Board violated Sections 14(d) and 14(e) of the Exchange Act and Rule 14d-9 and, for Stein,Whitfield, Hopkins, and Protzek, Jr., Rule 14a-9 promulgated thereunder by failing to provide in the Schedule 14D-9 all material information needed by the public shareholders to make an informed decision whether to tender their shares of Company Common Stock, and that the members of the Board violated Section 20(a) of the Exchange Act by allowing the filing of a materially deficient Schedule 14D-9. The Whitfield complaint also alleges that Offeror and Parent violated Sections 14(d), 14(e) and 20(a) of the Exchange Act and Rule 14d-9 promulgated thereunder by allowing the filing of a materially deficient Schedule 14D-9.
The complaints variously seek, among other relief, an injunction against the Transaction (or, in the alternative, rescission or an award of rescissory damages if the Transactions are completed), an award of attorneys’ and experts’ fees and costs, a declaration that the defendants violated Sections 14(d), 14(e) and 20(a) of the Exchange Act and Rules 14a-9 and 14d-9 promulgated thereunder, and a judgment directing that the defendants account for damages sustained because of the alleged wrongs.
The defendants believe that these complaints lack merit but cannot predict the outcome of these matters. Furthermore, additional lawsuits may be filed before the stockholder meeting and/or the consummation of the Merger. Such litigation could prevent or delay consummation of the Merger.
Antitrust Compliance (page 56)
The transactions contemplated by the Merger Agreement are not subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder by the Federal Trade Commission or other foreign laws and regulations covering similar matters.
Closing Conditions (page 68)
The obligations of the Company, Parent and Merger Sub, as applicable, to consummate the Merger are subject to the satisfaction or waiver of customary conditions, including (among other conditions), the following:
•
the absence of any laws or court orders making the Merger illegal or otherwise prohibiting the Merger; and

•
the approval and adoption of the Merger Agreement by the requisite affirmative vote of stockholders.

Financing of the Merger (page 50)
The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition. We anticipate that the total amount of funds necessary to pay amounts payable in respect of certain restricted stock units, to pay fees and expenses related to the Transactions (other than the fees and expenses of the Company) and to pay (x) the Merger Consideration and (y) the Appraisal Consideration in

connection with consummating the Merger, will be approximately $14,159,648.90. Parent will provide Merger Sub with the necessary funds to pay these amounts through cash on hand.
Required Stockholder Approval (page 16)
The affirmative vote of the holders of eighty percent (80%) or more of the outstanding shares of Dawson common stock is required to adopt the Merger Agreement. As of the close of business on the Record Date (as defined below), the affirmative vote of holders of 18,953,904 shares of Dawson common stock would be required to constitute eighty percent (80%) of the outstanding shares of Dawson common stock. Approval of the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Dawson’s named executive officers (as defined in Item 402 of Regulation S-K) that is based on or otherwise relates to the Merger Agreement and the proposal to adjourn the special meeting (including any adjournments or postponements thereof (the “Special Meeting”) from time to time, if necessary and appropriate as determined by the Board of Directors or the Chairman of the Board of Dawson, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting (the “Adjournment Proposal”), whether or not a quorum is present, each require the affirmative vote of the holders of a majority of the shares of Dawson common stock virtually present in person, by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the subject matter.
As of the Record Date, our existing directors and executive officers did not beneficially own and were not entitled to vote any shares of Dawson common stock. When the Offer closed on January 14, 2022, each of our then-existing directors and executive officers tendered all shares of Dawson common stock that each of them beneficially owned in the Offer.
As of the Record Date (and after accounting for Shares Parent and its Affiliates acquired in connection with the closing of the Offer), Parent and its Affiliates owned and were entitled to vote 17,641,247 shares representing approximately 74.46% of the outstanding shares of Dawson common stock. Parent and its Affiliates plan to vote their shares of Dawson common stock: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
The Special Meeting (page 16)
Date, Time and Place
The Special Meeting of Dawson stockholders to consider and vote on the proposal to adopt the Merger Agreement, the Compensation Proposal and the Adjournment Proposal will be held on March 15, 2022 at 9.00 a.m., Central Standard Time. This Special Meeting will be a “virtual meeting” conducted solely online. You will be able to attend the Special Meeting online by logging in at www.virtualshareholdermeeting.com/DWSN2022SM.
Record Date; Shares Entitled to Vote
You are entitled to vote at the Special Meeting if you owned shares of Dawson common stock at the close of business on February 2, 2022 (the “Record Date”). Each holder of Dawson common stock shall be entitled to one (1) vote for each such share owned at the close of business on the Record Date.
Quorum
As of the Record Date, there were 23,692,379 shares of Dawson common stock outstanding and entitled to vote at the Special Meeting. The holders of a majority of the shares of Dawson common stock issued and outstanding and entitled to vote thereat, virtually present in person, by remote communication, or represented by proxy, will constitute a quorum at the Special Meeting.
Recommendation of the Company’s Board of Directors (page 31)
Prior to the Acceptance Time, the Board of Directors consisted of Stephen Jumper, Craig Cooper, Michael Klofas, Ted North and Mark Vander Ploeg. In connection with the closing of the Offer, Stephen

Jumper, Craig Cooper and Michael Klofas resigned from the Board of Directors, in each case, effective as of and conditioned upon the Acceptance Time occurring, and Matt Wilks, Sergei Krylov and Bruce Bradley were appointed to the Board of Directors, with Mr. Wilks serving as Chairman.
The Board of Directors, after considering the factors more fully described in this proxy statement, unanimously: (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are advisable and in the best interests of the Company and its shareholders, (b) approved, declared advisable and adopted the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, (c) resolved that the Merger Agreement and the Merger will be governed by and effected under the TBOC and (d) recommended that the Company’s shareholders (other than Parent and its subsidiaries) approve the Merger. The Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal, if necessary or appropriate.
Opinion of Financial Advisor (page 37)
On July 22, 2019, at the direction of the Board, the Company engaged Moelis & Company LLC (“Moelis”) as its exclusive financial advisor to assist it in evaluating potential strategic opportunities available to the Company.
At a meeting of the Board on October 24, 2021 to evaluate and approve the Merger and the Offer (the “Transactions”) contemplated by the Merger Agreement, Moelis delivered an oral opinion, which was confirmed by delivery of a written opinion, dated October 24, 2021, addressed to the Board to the effect that, as of the date of the opinion and based upon and subject to the conditions and limitations set forth in the opinion, the consideration to be received in the Offer and Merger by holders of the Common Stock (other than Parent, Merger Sub and their Affiliates) was fair, from a financial point of view, to such holders.
The full text of the written opinion of Moelis, dated October 24, 2021, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The summary of the opinion of Moelis set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion. The Company’s stockholders are urged to read the opinion carefully and in its entirety.
Moelis’ opinion was provided for the use and benefit of the Board (solely in its capacity as such) in its evaluation of the Offer and the Merger. Moelis’ opinion was limited solely to the fairness, from a financial point of view, to the holders of the Common Stock (other than Parent, Merger Sub and their Affiliates) of the Offer Price to be received by such holders in the Offer and the Merger, and does not address the Company’s underlying business decision to engage in the Transactions contemplated by the Merger Agreement or the relative merits thereof as compared to any alternative business strategies or transactions that might be available with respect to the Company. Moelis’ opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act with respect to the Transactions contemplated by the Merger Agreement or any other matter, including whether such stockholder should tender shares into the Offer. Moelis’ opinion was approved by a Moelis fairness opinion committee.
For more information, see the section of this proxy statement captioned “The Merger — Opinion of Financial Advisor.”
Interests of the Company’s Directors and Executive Officers in the Merger (page 42)
When considering the foregoing recommendation of the Board of Directors that you vote to approve the proposal to adopt the Merger Agreement, the Company’s stockholders should be aware that the Company’s directors and executive officers may have interests in the Merger that are different from, or in addition to, the Company’s stockholders more generally. In (1) evaluating and negotiating the Merger Agreement, (2) approving the Merger Agreement and the Merger and (3) recommending that the Merger Agreement be adopted by stockholders, the Board of Directors was aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests include:

•
the accelerated vesting and payment in respect of the Company RSUs as described in the section of this proxy statement captioned “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger — Treatment of Company RSUs”;

•
the potential receipt of certain payments and benefits under the Executive Nonqualified Excess Plan of the Company;

•
the potential receipt of certain payments and benefits under individual employment agreements, as amended by one or more letter agreements, including upon certain types of terminations of employment following the consummation of the Transactions; and

•
the entitlement to indemnification benefits in favor of directors and executive officers of the Company.

If the proposal to adopt the Merger Agreement is approved, any shares of the Company’s common stock held by the Company’s directors and executive officers will be treated in the same manner as outstanding shares of the Company’s common stock held by all other stockholders other than Parent and its Affiliates. For more information, see the section of this proxy statement captioned “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.”
No Solicitation of Other Offers (page 64)
Under the Merger Agreement, the Company may not: (1) solicit, facilitate or encourage the making of Acquisition Proposals (as defined in the Merger Agreement) or any inquiries regarding Acquisition Proposals from third parties or (2) provide information to or engage in discussions or negotiations with third parties in connection with or in response to an Acquisition Proposal.
Termination of the Merger Agreement (page 68)
Parent and the Company have certain rights to terminate the Merger Agreement under customary circumstances, including by mutual agreement, the imposition of laws or non-appealable court orders that make the Merger illegal or otherwise prohibit the Merger, an uncured material breach of the Merger Agreement by the other party, if the Merger has not been consummated by 5:00 p.m. (New York City time), on March 31, 2022, or if the Company’s stockholders fail to adopt the Merger Agreement at the Special Meeting (or any adjournment or postponement thereof).
Effect on the Company if the Merger is Not Completed (page 22)
If the Merger Agreement is not adopted by the Company’s stockholders, or if the Merger is not completed for any other reason:
i.
the stockholders of the Company will not be entitled to, nor will they receive, any payment for their respective shares of the Company’s common stock pursuant to the Merger Agreement; and

ii.
the price of the Company’s common stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of the Company’s common stock would return to the price at which it trades as of the date of this proxy statement.

In addition, the Company will initially remain a public company, but Parent and its Affiliates may seek to take actions to terminate the Company’s Nasdaq listing and Exchange Act registration or otherwise acquire ownership of 100% of the outstanding common stock of the Company. Please see the section of this proxy statement captioned “ — Possible Future Actions.”
During the time that the Company remains as a public company, stockholders will continue to be minority Shareholders in a company over which Parent and its Affiliates have significant influence. In addition, the Company will be a “controlled company,” for purposes of the Nasdaq listing requirements, that is controlled by Parent. The Company’s common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act and the Company will continue to file periodic reports with the SEC. Notwithstanding the potential for an ongoing Nasdaq listing, trading volume in the Company’s stock may be significantly reduced and there may not be an active or liquid public trading market (or possibly any public trading market) for the Shares.

Possible Future Actions (page 23)
The parties entered into the Merger Agreement with the intent of effecting the Merger and to ultimately cause the Company to be owned by Parent and its Affiliates. Accordingly, if the Merger Agreement is not adopted by the Company’s stockholders, Parent has advised the Company that it may determine to pursue or recommend actions that may result in the Company being wholly owned by Parent and its Affiliates.
These actions may include, among others, causing the Company’s stock to be delisted from Nasdaq and causing the Company to cease to be registered pursuant to the Exchange Act, which would discontinue the trading market for the Company’s common stock and the Company’s obligation to file periodic reports with the SEC. The absence of a trading market for the Company’s common stock and the absence of publicly available information regarding the Company may adversely affect the value of the common stock and the price Company stockholders might be able to realize for their shares.
In addition, Parent has advised the Company that it may seek to acquire shares of common stock, including through open market purchases or tender offers, in order to facilitate completion of a subsequent merger of the Company, which would result in elimination of all Company stockholders other than Parent and its Affiliates. Parent has further advised the Company that it may also seek to cause the Company to effect a reverse stock split that may result in all Company stockholders owning fractional shares and receiving cash in lieu of such fractional shares. The price the Company’s stockholders receive for their shares in any such transaction may be less than the $2.34 per share such stockholders will receive in the Merger.
In connection with these possible actions, the Board of Directors may form a special committee of independent and disinterested directors to consider and approve the action.
Parent continues to evaluate its plans for the Company and cannot predict which, if any, of the foregoing steps it intends to pursue or recommend. In addition, there could be other actions Parent could determine to take or recommend that would have a similar effect to the actions described above.

QUESTIONS AND ANSWERS
The following questions and answers address some commonly asked questions regarding the Merger, the Merger Agreement and the Special Meeting. These questions and answers may not address all questions that are important to you. You should carefully read and consider the more detailed information contained elsewhere in this proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions under the caption, “Where You Can Find More Information.”
Q:
Why am I receiving these materials?

A:
The Board of Directors is furnishing this proxy statement and form of proxy card to the holders of shares of Dawson common stock in connection with the solicitation of proxies to be voted at the Special Meeting.

Q:
When and where is the Special Meeting?

A:
The Special Meeting will take place on March 15, 2022 at 9:00 a.m., Central Standard Time. This Special Meeting will be a “virtual meeting” conducted solely online. You will be able to attend the Special Meeting online by logging in at www.virtualshareholdermeeting.com/DWSN2022SM.

Q:
What am I being asked to vote on at the Special Meeting?

A:
You are being asked to vote on the following proposals:

•
to adopt the Merger Agreement pursuant to which Merger Sub will merge with and into Dawson, and Dawson will become a subsidiary of Parent;

•
to approve the Compensation Proposal; and

•
to approve the Adjournment Proposal, if necessary or appropriate.

Q:
Who is entitled to vote at the Special Meeting?

A:
Stockholders as of the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. Each holder of Dawson common stock shall be entitled to cast one (1) vote on each matter properly brought before the Special Meeting for each such share owned at the close of business on the Record Date.

Q:
May I attend the Special Meeting and vote in person?

A:
As the Special Meeting is being conducted via an audio webcast, there is no physical meeting location. To attend the Special Meeting, log in at www.virtualshareholdermeeting.com/DWSN2022SM. You will need your unique control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts. If you encounter any technical difficulties accessing the virtual meeting, a toll-free number will be available to assist.

If your shares are held through a broker, trustee or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name. As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct. Your broker, trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. As a beneficial owner, you will need to obtain a “legal proxy” from your broker, trustee or other nominee to vote your shares online during the virtual Special Meeting. We will not be required to allow access to the Special Meeting to anyone that does not log in at www.virtualshareholdermeeting.com/DWSN2022SM with valid credentials.
Once online access to the Special Meeting is open, shareholders may submit questions, if any, by visiting www.virtualshareholdermeeting.com/DWSN2022SM.. You will need your unique control number included on your proxy card or on the instructions that accompanied your proxy materials.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. As appropriate, we may answer some questions in writing and post the answers on our website following the Special Meeting. You may vote your shares at the Special Meeting even if you have previously submitted your vote.
Q:
Why did we choose to hold a virtual Special Meeting?

Our Board decided to hold the Special Meeting virtually in response to public health concerns over, large gatherings of people in order to help limit potential transmission of COVID-19. Furthermore, our experience with virtual meetings demonstrated that the goals of accessibility and stockholder participation can be well served by the virtual format.
Q:
Do you expect the Merger to be taxable to the Company’s stockholders?

The exchange of the Dawson common stock for cash in the Merger will be a taxable transaction for U.S. federal income tax purposes and may also be taxable under state and local and other tax laws. If you are a U.S. Holder, you will generally recognize gain or loss equal to the difference, if any, between (1) the amount of cash that you receive in the Merger and (2) the adjusted tax basis of the shares of Dawson common stock you surrender in the Merger. If you are a Non-U.S. Holder, your exchange of shares of Dawson common stock for cash pursuant to the Merger generally will not result in U.S. federal income tax unless you have certain connections with the United States. Backup withholding may apply to the cash payment made pursuant to the Merger, regardless of whether you are a U.S. Holder or a Non-U.S. Holder, unless you provide a valid taxpayer identification number and comply with certain certification procedures (generally, by providing a properly completed and executed IRS Form W-9 or IRS Form W-8 or applicable successor form). You should read the section entitled “The Merger —  Material U.S. Federal Income Tax Consequences of the Merger” and consult your tax advisors regarding the U.S. federal income tax consequences of the Merger to you in your particular circumstances, as well as any tax consequences to you arising under the laws of any state, local, or non-U.S. taxing jurisdiction.
Q:
What will I receive if the Merger is completed?

A:
Upon completion of the Merger, you will be entitled to receive the Offer Price (as defined in the Merger Agreement) of $2.34 in cash, less any applicable withholding taxes, for each share of Dawson common stock that you own, unless you have properly exercised and not withdrawn your appraisal rights under the TBOC. For example, if you own 100 shares of Dawson common stock, you will receive $234.00 in cash in exchange for your shares of Dawson common stock, less any applicable withholding taxes.

Q:
What vote is required to adopt the Merger Agreement?

A:
The affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of Dawson common stock is required to adopt the Merger Agreement.

If a quorum is present at the Special Meeting, the failure of any stockholder of record to vote his or her shares at the Special Meeting by: (1) submitting a signed proxy card; (2) granting a proxy over the Internet or by telephone (using the instructions provided in the enclosed proxy card); or (3) voting in person by ballot at the Special Meeting will have the same effect as a voting such shares “AGAINST” the proposal to adopt the Merger Agreement. If you hold your shares in “street name” and a quorum is present at the Special Meeting, the failure to instruct your bank, broker or other nominee how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If a quorum is present at the Special Meeting, abstentions will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. Each “broker non-vote” (if any) will also count as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on the Compensation Proposal or the Adjournment Proposal. If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy card will be voted: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal, if necessary or appropriate.
As of the Record Date (and after accounting for Shares Parent and its Affiliates acquired in connection with the closing of the Offer), Parent and its Affiliates owned and were entitled to vote 17,641,247 shares representing approximately 74.46% of the outstanding shares of Dawson common stock. Parent and its Affiliates plan to vote all shares of Dawson common stock they own: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement is not adopted by stockholders or if the Merger is not completed for any other reason, the stockholders of the Company will not be entitled to, nor will they receive, any payment for their respective shares of the Company’s common stock pursuant to the Merger Agreement. Further, the price of the Company’s common stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of the Company’s common stock would return to the price at which it trades as of the date of this proxy statement.

In addition, the Company will initially remain a public company, but Parent and its Affiliates may seek to take actions to terminate the Company’s Nasdaq listing and Exchange Act registration or otherwise acquire ownership of 100% of the outstanding common stock of the Company. Please see the section of this proxy statement captioned “Effect on the Company if the Merger is Not Completed.”
Q:
Why are stockholders being asked to cast an advisory (non-binding) vote to approve the Compensation Proposal?

A:
The Exchange Act and applicable SEC rules thereunder require the Company to seek an advisory (non-binding) vote with respect to certain payments that could become payable to its named executive officers in connection with the Merger.

Q:
What vote is required to approve the Compensation Proposal and the Adjournment Proposal?

A:
The affirmative vote of the holders of a majority of the shares virtually present in person, by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required for approval of each of the Compensation Proposal (on a non-binding basis) and the Adjournment Proposal.

Q:
What will happen if the stockholders do not approve the Compensation Proposal at the Special Meeting?

A:
Approval of the Compensation Proposal is not a condition to the completion of the Merger. The vote with respect to the Compensation Proposal is an advisory vote and will not be binding on the Company. Therefore, if the other requisite stockholder approvals are obtained and the Merger is completed, the amounts payable under the Compensation Proposal will continue to be payable to Dawson’s named executive officers in accordance with the terms and conditions of the applicable agreements.

Q:
What do I need to do now?

A:
You should carefully read and consider this entire proxy statement and the annexes to this proxy statement, including, but not limited to, the Merger Agreement, along with all of the documents that we refer to in this proxy statement, as they contain important information about, among other things, the Merger and how it affects you. Then sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope, or grant your proxy electronically over the Internet or by telephone up until 11:59 p.m. Eastern Time the day before the meeting date (using the instructions provided in the enclosed proxy card), so that your shares can be voted at the Special Meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your bank, broker or other nominee to vote your shares.

Q:
Should I surrender my book-entry shares now?

A:
No. After the Merger is completed, the paying agent will send each holder of record a letter of transmittal and written instructions that explain how to exchange shares of the Company’s common stock represented by such holder’s book-entry shares for merger consideration.

Q:
What happens if I sell or otherwise transfer my shares of the Company’s common stock after the Record Date but before the Special Meeting?

A:
The Record Date for the Special Meeting is earlier than the date of the Special Meeting and the date the Merger is expected to be completed. If you sell or transfer your shares of the Company’s common stock after the Record Date but before the Special Meeting, unless special arrangements (such as provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies the Company in writing of such special arrangements, you will transfer the right to receive the Per Share Merger Consideration, if the Merger is completed, to the person to whom you sell or transfer your shares, but you will retain your right to vote those shares at the Special Meeting. Even if you sell or otherwise transfer your shares of the Company’s common stock after the Record Date, we encourage you to sign, date and return the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card).

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you are considered, with respect to those shares, to be the “stockholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by the Company.

If your shares are held through a bank, broker or other nominee, you are considered the “beneficial owner” of shares of the Company’s common stock held in “street name.” In that case, this proxy statement has been forwarded to you by your bank, broker or other nominee. As the beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following their instructions for voting. You are also invited to virtually attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from your bank, broker or other nominee.
Q:
How may I vote?

A:
If you are a stockholder of record (that is, if your shares of Dawson common stock are registered in your name with AST, our transfer agent), there are four ways to vote:

•
by signing, dating and returning the enclosed proxy card in the accompanying prepaid reply envelope;

•
by visiting the Internet at the address on your proxy card up until 11:59 p.m. Eastern Time the day before the meeting date;

•
by calling toll-free (within the U.S. or Canada) at the phone number on your proxy card up until 11:59 p.m. Eastern Time the day before the meeting date; or

•
by attending the Special Meeting virtually and voting in person by ballot.

A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares of Dawson common stock, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). Please be aware that, although there is no charge for voting your shares, if you vote electronically over the Internet or by telephone, you may incur costs such as Internet access and telephone charges for which you will be responsible.
Even if you plan to virtually attend the Special Meeting in person, you are strongly encouraged to vote your shares of Dawson common stock by proxy. If you are a record holder or if you obtain a “legal proxy” to vote shares that you beneficially own, you may still vote your shares of Dawson common stock virtually in person by ballot at the Special Meeting even if you have previously voted by proxy. If you are virtually present at the Special Meeting and vote in person by ballot, your previous vote by proxy will not be counted.

If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee, or, if such a service is provided by your bank, broker or other nominee, electronically over the Internet or by telephone. To vote over the Internet or by telephone through your bank, broker or other nominee, you should follow the instructions on the voting form provided by your bank, broker or nominee.
Q:
If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:
No. Your bank, broker or other nominee is permitted to vote your shares on any proposal currently scheduled to be considered at the Special Meeting only if you instruct your bank, broker or other nominee how to vote. You should follow the procedures provided by your bank, broker or other nominee to vote your shares. Without instructions, your shares will not be voted on such proposals, which will have the same effect as if you voted against adoption of the Merger Agreement but will have no effect on the Compensation Proposal or the Adjournment Proposal.

Q:
May I change my vote after I have mailed my signed and dated proxy card?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:

•
signing another proxy card with a later date and returning it to us prior to the Special Meeting;

•
submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to the Secretary of Dawson; or

•
attending the Special Meeting virtually and voting in person by ballot.

If you hold your shares of Dawson common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee.
Q:
What is a proxy?

A:
A proxy is your legal designation of another person to vote your shares of Dawson common stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of Dawson common stock is called a “proxy card.” Stephen C. Jumper, our President and Chief Executive Officer, and James K. Brata, our Chief Financial Officer, Executive Vice President, Secretary and Treasurer, are the proxy holders for the Special Meeting, with full power of substitution and re-substitution.

Q:
If a stockholder gives a proxy, how are the shares voted?

A:
Regardless of the method you choose to vote, the individuals named on the enclosed proxy card, or your proxies, will vote your shares in the way that you indicate. When completing the Internet or telephone process or the proxy card, you may specify whether your shares should be voted for or against or to abstain from voting on all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign your proxy card but do not mark the boxes showing how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal, if necessary or appropriate.
Q:
What should I do if I receive more than one set of voting materials?

A:
Please sign, date and return (or grant your proxy electronically over the Internet or by telephone using the instructions provided in the enclosed proxy card) each proxy card and voting instruction card that you receive.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.
Q:
Where can I find the voting results of the Special Meeting?

A:
Dawson intends to publish final voting results in a Current Report on Form 8-K to be filed with the SEC following the Special Meeting. All reports that Dawson files with the SEC are publicly available when filed. For more information, please see the section of this proxy statement captioned “Where You Can Find More Information.”

Q:
When do you expect the Merger to be completed?

A:
We are working toward completing the Merger as quickly as possible and currently expect to complete the Merger in the first quarter of 2022. However, the exact timing of completion of the Merger cannot be predicted because the Merger is subject to the closing conditions specified in the Merger Agreement, many of which are outside of our control.

Q:
Who can help answer my questions?

A:
If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Dawson common stock, please contact our proxy solicitor:

D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 207-3158
Email: DWSN@dfking.com

FORWARD-LOOKING STATEMENTS
This proxy statement, and any documents to which the Company refers to in this proxy statement, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of the Company for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” “depend” and similar expressions are intended to identify forward-looking statements. Stockholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks detailed in our filings with the SEC, including in our most recent filings on Forms 10-K and 10-Q, factors and matters described or incorporated by reference in this proxy statement, and the following factors:
•
the inability to complete the Merger due to the failure to obtain stockholder approval or failure to satisfy the other conditions to the completion of the Merger;

•
the outcome of any legal proceedings instituted against us and others related to the Merger Agreement;

•
risks that the proposed Merger disrupts our current operations or affects our ability to retain or recruit key employees;

•
the fact that, if the Merger is completed, stockholders may be foregoing the opportunity to determine whether the Company could successfully execute its current strategy as an independent public company;

•
the fact that under the terms of the Merger Agreement, the Company is unable to solicit other Acquisition Proposals;

•
the effect of the announcement or pendency of the Merger on our business relationships, operating results and business generally;

•
the amount of the costs, fees, expenses and charges related to the Merger Agreement or the Merger;

•
risks related to the Merger diverting management’s or employees’ attention from ongoing business operations;

•
risks that our stock price may decline significantly if the Merger is not completed;

•
risk of whether the Company could, if the Merger is not contemplated, succeed as an independent company in light of recent changes in market dynamics; and

•
other risks relating to the operation of our business described in our filings with the SEC.

Consequently, all of the forward-looking statements that we make in this proxy statement are qualified by the information contained or incorporated by reference herein, including: (1) the information contained under this caption; and (2) the information contained under the caption “Risk Factors,” and information in our consolidated financial statements and notes thereto included in our most recent filings on Forms 10-K and 10-Q. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.
Except as required by applicable law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. Stockholders are advised to consult any future disclosures that we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Board of Directors for use at the Special Meeting.
Date, Time and Place
We will hold the Special Meeting on March 15, 2022 at 9:00 a.m., Central Standard Time. This Special Meeting will be a “virtual meeting” conducted solely online. You will be able to attend the Special Meeting online by logging in at www.virtualshareholdermeeting.com/DWSN2022SM.
Purpose of the Special Meeting
At the Special Meeting, we will ask stockholders to vote on proposals to: (1) adopt the Merger Agreement; (2) approve, on an advisory (non-binding) basis, the Compensation Proposal; and (3) approve the Adjournment Proposal, if necessary or appropriate.
Record Date; Shares Entitled to Vote; Quorum
Only stockholders of record as of the Record Date are entitled to notice of the Special Meeting and to vote at the Special Meeting. A complete list of stockholders will be available for examination by any stockholder commencing no later than March 4, 2022 at our headquarters at 508 West Wall, Suite 800, Midland, Texas 79701. If you would like to view the list, please contact our Investor Relations Department to schedule an appointment by calling (432) 684-3000. As of the Record Date, there were 23,692,379 shares of Dawson common stock outstanding and entitled to vote at the Special Meeting.
The holders of a majority of the stock issued and outstanding and entitled to vote at the Special Meeting that are virtually present in person, by remote communication or represented by proxy, will constitute a quorum at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the meeting will be adjourned to solicit additional proxies.
Special Meeting Attendance
The audio webcast of the Special Meeting will begin promptly at 9:00 a.m., Central Standard Time. Online access to the audio webcast will open approximately thirty minutes prior to the start of the Special Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the meeting prior to the start time to verify connectivity.
As the Special Meeting is being conducted via an audio webcast, there is no physical meeting location. To attend the Special Meeting, log in at www.virtualshareholdermeeting.com/DWSN2022SM. You will need your unique control number included on your proxy card or on the instructions that accompanied your proxy materials. We recommend that you log in a few minutes before the meeting to ensure you are logged in when the meeting starts. If you encounter any technical difficulties accessing the virtual meeting, a toll-free number will be available to assist.
Once online access to the Special Meeting is open, shareholders may submit questions, if any, by visiting www.virtualshareholdermeeting.com/DWSN2022SM. You will need your unique control number included on your proxy card or on the instructions that accompanied your proxy materials. Questions pertinent to meeting matters may be answered during the meeting, subject to time constraints. As appropriate, we may answer some questions in writing and post the answers on our website following the Special Meeting. You may vote your shares at the Special Meeting even if you have previously submitted your vote.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of Dawson common stock is required to adopt the Merger Agreement. As of the Record Date, 18,953,904 votes constitute eighty percent (80%) of the outstanding shares of Dawson common stock. Adoption of the Merger Agreement by stockholders is a condition to the closing of the Merger.

The affirmative vote of the holders of a majority of the shares virtually present in person, by remote communication or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required to approve, on an advisory (non-binding) basis, the Compensation Proposal.
Approval of the Adjournment Proposal whether or not a quorum is present, requires the affirmative vote of the holders of a majority of the shares virtually present in person, by remote communication or represented by proxy at the Special Meeting and entitled to vote on the subject matter.
If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the proposal to adopt the Merger Agreement and “AGAINST” the proposal to approve each of the Compensation Proposal and the Adjournment Proposal.
Each “broker non-vote” (if any) will also count as a vote “AGAINST” the proposal to adopt the Merger Agreement but will have no effect on the Compensation Proposal or the Adjournment Proposal. A so-called “broker non-vote” results when banks, brokers and other nominees return a valid proxy voting upon a matter or matters for which the applicable rules provide discretionary authority but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. Dawson does not expect any broker non-votes at the Special Meeting because the rules applicable to banks, brokers and other nominees only provide brokers with discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at Dawson Special Meeting is considered non-routine. As a result, no broker will be permitted to vote your shares of Dawson common stock at the Special Meeting without receiving instructions. Failure to instruct your broker on how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.
Shares Held by Dawson’s Directors, Executive Officers and Parent
As of the Record Date, our existing directors and executive officers did not beneficially own and were not entitled to vote any shares of Dawson common stock.
When the Offer closed on January 14, 2022, each of our then-existing directors and executive officers tendered all shares of Dawson common stock that each of them beneficially owned in the Offer.
As of the Record Date (and after accounting for Shares Parent and its Affiliates obtained in connection with the closing of the Offer), Parent and its Affiliates owned and were entitled to vote 17,641,247 shares representing approximately 74.46% of the outstanding shares of Dawson common stock. Parent and its Affiliates plan to vote its shares of Dawson common stock: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
Voting of Proxies
If your shares are registered in your name with our transfer agent, AST, you may cause your shares to be voted by returning a signed and dated proxy card in the accompanying prepaid envelope, or you may vote in person at the Special Meeting. Additionally, you may grant a proxy electronically over the Internet or by telephone (using the instructions provided in the enclosed proxy card). You must have the enclosed proxy card available and follow the instructions on the proxy card in order to grant a proxy electronically over the Internet or by telephone. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your shares according to your directions.
If you plan to virtually attend the Special Meeting and wish to vote in person, a ballot will be available online at the Special Meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to virtually attend the Special Meeting in person. If you attend the Special Meeting and vote in person by ballot, your vote will revoke any previously submitted proxy.
Voting instructions are included on your proxy card. All shares represented by properly signed and dated proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the stockholder. Properly signed and dated proxies that do not contain voting instructions will be voted: (1) “FOR” adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal, if necessary or appropriate.

If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting form provided by your bank, broker or other nominee or attending the Special Meeting and voting in person with a “legal proxy” from your bank, broker or other nominee. If such a service is provided, you may vote over the Internet or telephone through your bank, broker or other nominee by following the instructions on the voting form provided by your bank, broker or other nominee. If you do not return your bank’s, broker’s or other nominee’s voting form, do not vote via the Internet or telephone through your bank, broker or other nominee, if possible, or do not virtually attend the Special Meeting and vote in person with a “legal proxy” from your bank, broker or other nominee, it will have the same effect as if you voted “AGAINST” the proposal to adopt the Merger Agreement but will not have any effect on the Compensation Proposal or the Adjournment Proposal.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:
•
signing another proxy card with a later date and returning it to us prior to the Special Meeting;

•
submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary; or

•
attending the Special Meeting and voting in person by ballot.

If you have submitted a proxy, your appearance at the Special Meeting will not have the effect of revoking your prior proxy; provided that you do not vote in person or submit an additional proxy or revocation, which, in each case, will have the effect of revoking your proxy.
If you hold your shares of Dawson common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the Special Meeting if you obtain a “legal proxy” from your bank, broker or other nominee.
Any adjournment, postponement or other delay of the Special Meeting, including for the purpose of soliciting additional proxies, will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting, as adjourned, postponed or delayed.
Recommendation of the Board of Directors
The Board of Directors, after considering the factors more fully described in this proxy statement, unanimously: (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are advisable and in the best interests of the Company and its shareholders, (b) approved, declared advisable and adopted the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, (c) resolved that the Merger Agreement and the Merger will be governed by and effected under the TBOC and (d) recommended that the Company’s shareholders (other than Parent and its subsidiaries) approve the Merger. The Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal, if necessary or appropriate.
Solicitation of Proxies
The expense of soliciting proxies will be borne by Parent. Parent has retained D.F. King & Co, Inc. (“D.F. King”), a proxy solicitation firm, to solicit proxies in connection with the Special Meeting at a cost of approximately $7,500 plus expenses. Parent will also indemnify D.F. King against losses arising out of its provisions of these services on our behalf. In addition, Parent may reimburse banks, brokers and other nominees representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by our directors, officers and employees, personally or by telephone, email, fax, over the Internet or other means of communication. No additional compensation will be paid for such services.

Anticipated Date of Completion of the Merger
Assuming timely satisfaction of necessary closing conditions, including the approval by stockholders of the proposal to adopt the Merger Agreement, we anticipate that the Merger will be consummated in the first quarter of 2022.
Appraisal Rights
Under the TBOC, holders of our common stock are entitled to exercise their right of dissent and appraisal in connection with the Merger, provided that they perfect those rights in the manner provided for in the TBOC.
If you vote against adoption of the Merger Agreement and approval of the transactions contemplated thereby and instead perfect your right of dissent and appraisal under the TBOC, you will have the right to a judicial appraisal of the “fair value” of your shares in lieu of receiving the Per Share Merger Consideration as a result of the Merger. This value could be more than, less than or the same as the value of the right to receive the Merger Consideration in the Merger.
In order to preserve your right of dissent and appraisal, you must take all the steps provided under the TBOC within the appropriate time periods. Failure to follow exactly the procedures specified under the TBOC will result in the loss of your right of dissent and appraisal. The relevant section of the TBOC regarding rights of dissent and appraisal is reproduced and attached as Annex C to this proxy statement, and is incorporated herein by reference. We encourage you to read these provisions carefully and in their entirety.
ANY SHAREHOLDER OF THE COMPANY WHO WISHES TO EXERCISE RIGHTS OF DISSENT AND APPRAISAL OR WHO WISHES TO PRESERVE HIS OR HER RIGHT TO DO SO SHOULD REVIEW ANNEX C CAREFULLY AND SHOULD CONSULT HIS OR HER LEGAL ADVISOR SINCE FAILURE TO TIMELY AND PROPERLY COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF SUCH RIGHTS.
For more information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Other Matters
At this time, we know of no other matters to be voted on at the Special Meeting. If any other matters properly come before the Special Meeting, your shares of Dawson common stock will be voted in accordance with the discretion of the appointed proxy holders.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
The proxy statement is available at https://dawson3d.gcs-web.com/ and clicking on the link titled “SEC Filings.”
Householding of Special Meeting Materials
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses.
If you would like to receive your own set of our disclosure documents this year or in future years, please contact us using the instructions set forth below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, please contact us using the instructions set forth below.
If you are a stockholder of record, you may contact us by writing to Dawson at 508 West Wall, Suite 800, Midland, Texas 79701, Attn: Mr. James K. Brata, Secretary. Eligible stockholders of record receiving multiple copies of this proxy statement can request householding by contacting us in the same manner. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.
Questions and Additional Information
If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Dawson common stock, please contact our proxy solicitor:
D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 207-3158
Email: DWSN@dfking.com

THE MERGER
This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this document contains important information about the Merger and how it affects you.
Parties Involved in the Merger
Dawson Geophysical Company
508 West Wall, Suite 800
Midland, Texas 79701
(432) 684-3000
Dawson is a leading provider of North American onshore seismic data acquisition services with operations throughout the continental United States and Canada. Dawson acquires and processes 2-D, 3-D and multi-component seismic data solely for its clients, ranging from major oil and gas companies to independent oil and gas operators, as well as providers of multi-client data libraries. Dawson’s common stock is listed on Nasdaq under the symbol “DWSN.”
Wilks Brothers, LLC
17018 I-20 Frontage
Cisco, TX 76437
Attention: Sergei Krylov
E-mail: sergei.krylov@wilksbrothers.com
Parent was founded in 2011 and was registered as a Texas limited liability company in 2011 with its principal office located at 17018 Interstate 20, Cisco, TX 76437. Parent is an investment vehicle which is controlled by Dan Wilks and Farris Wilks and owns and manages interests in various oilfield service companies. One of Parent’s subsidiaries, Breckenridge Geophysical, LLC, provides seismic data acquisition experience and related services for hydrocarbon exploration and development, carbon storage site evaluation and for enhanced oil recovery project implementation. Breckinridge Geophysical was founded in 1984 and is based in Fort Worth, Texas. Parent acquired Breckenridge Geophysical in 2011.
WB Acquisitions Inc.
17018 I-20 Frontage
Cisco, TX 76437
Attention: Sergei Krylov
E-mail: sergei.krylov@wilksbrothers.com
Merger Sub is a subsidiary of Parent and is a Delaware corporation incorporated on October 15, 2021, with principal executive offices at 1430 Markum Ranch Road, East, Fort Worth, TX 76126. To date, Merger Sub has engaged in no activities other than those incidental to its formation, the Merger Agreement and the commencement and consummation of the Offer. Merger Sub has no assets or liabilities other than the 15,547,010 Shares acquired through the Offer and the contractual rights and obligations related to the Merger Agreement.
Effect of the Merger
Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into Dawson and the separate corporate existence of Merger Sub will cease, with Dawson continuing as the Surviving Corporation. As a result of the Merger, Dawson common stock will no longer be publicly traded and will be delisted from Nasdaq. In addition, Dawson common stock will be deregistered under the Exchange Act, and Dawson will no longer file periodic reports with the SEC. If the Merger is completed, you will not own any shares of the capital stock of the Surviving Corporation.
The Effective Time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Texas (or at such later time as we, Parent and Merger Sub may agree and specify in the certificate of merger).

Effect on the Company if the Merger is Not Completed
If the Merger Agreement is not adopted by stockholders, or if the Merger is not completed for any other reason:
i.
the stockholders will not be entitled to, nor will they receive, any payment for their respective shares of the Company’s common stock pursuant to the Merger Agreement;

ii.
(a) the Company will initially remain a public company; (b) the Company will be a “controlled company,” for purposes of the Nasdaq listing requirements, that is controlled by Parent; (c) the Company’s common stock will continue to be listed and traded on Nasdaq and registered under the Exchange Act; and (d) the Company will continue to file periodic reports with the SEC;

iii.
the price of the Company’s common stock may decline significantly, and if that were to occur, it is uncertain when, if ever, the price of the Company’s common stock would return to the price at which it trades as of the date of this proxy statement; and

iii.
stockholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to the Company’s business, prospects and results of operations, as such may be affected by, among other things, the industry in which the Company operates and economic conditions.

Possible Future Actions
The parties entered into the Merger Agreement with the intent of effecting the Merger and to ultimately cause the Company to be owned by Parent and its Affiliates. Accordingly, if the Merger Agreement is not adopted by the Company’s stockholders, Parent has advised the Company that it may determine to pursue or recommend actions that may result in the Company being wholly owned by Parent and its Affiliates.
These actions may include, among others, causing the Company’s stock to be delisted from Nasdaq and causing the Company to cease to be registered pursuant to the Exchange Act, which would discontinue the trading market for the Company’s common stock and the Company’s obligation to file periodic reports with the SEC. The absence of a trading market for the Company’s common stock and the absence of publicly available information regarding the Company may adversely affect the value of the common stock and the price Company stockholders might be able to realize for their shares.
In addition, Parent has advised the Company that it may seek to acquire shares of common stock, including through open market purchases or tender offers, in order to facilitate completion of a subsequent merger of the Company, which would result in elimination of all Company stockholders other than Parent and its Affiliates. Parent has further advised the Company that it may also seek to cause the Company to effect a reverse stock split that may result in all Company stockholders owning fractional shares and receiving cash in lieu of such fractional shares. The price the Company’s stockholders receive for their shares in any such transaction may be less than the $2.34 per share such stockholders will receive in the Merger.
In connection with these possible actions, the Board of Directors may form a special committee of independent and disinterested directors to consider and approve the action.
Parent continues to evaluate its plans for the Company and cannot predict which, if any, of the foregoing steps it intends to pursue or recommend. In addition, there could be other actions Parent could determine to take or recommend that would have a similar effect to the actions described above.
Merger Consideration
At the Effective Time, each then outstanding share of Dawson common stock (other than shares of Dawson common stock (1) owned by Parent or its Affiliates (the “Owned Company Shares”) or (2) owned by Dawson stockholders who have properly and validly exercised their statutory rights of appraisal in respect of such shares of Dawson common stock in accordance with the applicable statutory provisions of Subchapter H of Chapter 10 of the TBOC (the shares contemplated by this clause (2), collectively, the “Dissenting Company Shares”)) will be cancelled and retired and shall cease to exist and automatically converted into the right to receive an amount in cash equal to $2.34, without interest thereon (the “Per Share Price”), less any applicable withholding of taxes.
At or prior to the Effective Time, Parent will deposit (or cause to be deposited) an amount of cash equal to the aggregate consideration with a designated payment agent for payment of each share of Dawson common stock owned by each Dawson stockholder. For more information, please see the section of this proxy statement captioned “Proposal 1: Adoption of the Merger Agreement — Exchange and Payment Procedures.”
After the Merger is completed, you will have the right to receive the Per Share Price, but you will no longer have any rights as a stockholder (except that stockholders who properly exercise their appraisal rights may have the right to receive payment for the “fair value” of their shares determined pursuant to an appraisal proceeding, as contemplated by Texas law). Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to the TBOC could be less than, the same as or more than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. For more information, please see the section of this proxy statement captioned “The Merger — Appraisal Rights.”
Background of the Merger
The following chronology summarizes the key meetings and other events between representatives of the Company and representatives of Parent, and between representatives of the Company and representatives of certain other potential parties to a strategic transaction.
General
In the ordinary course of its business, the Board, with the assistance of the Company’s senior management team and the Company’s advisors, regularly evaluates and periodically reviews the near-term and long-term strategy, performance, positioning, and operating prospects of the Company with a view toward preserving and enhancing shareholder value. These reviews have included, from time to time, discussions as to whether the continued execution of the Company’s strategy as a stand-alone, publicly-traded company, a possible business combination with a third party or a possible sale of the Company to a third party offered the best opportunity to preserve and enhance shareholder value, and the potential benefits and risks associated with each such course of action.
As described further below, the Board, with the assistance of Moelis & Company LLC (“Moelis”), commenced an on-going review and analysis of the Company’s potential strategic alternatives in mid-2019. During this same period, Company management commenced efforts to scale the Company to match the declining demand for its seismic services. In reaching its decision to enter into the transaction with Parent, the Board has thoroughly considered the potential strategic options available to the Company, the current and long term prospects for the Company and the sector in which it operates, including the lack of meaningful and sustainable demand for North American onshore seismic services, as well as an ongoing skilled labor shortage required to meet any potential increase in demand. Further, management has advised the Board that, until demand for North American onshore seismic services dramatically increases, which the Company does not foresee at this time based on presently available information, it believes that (i) downward pressure on cash and net working capital balances will continue even if the Company undertakes further right-sizing efforts relative to demand and (ii) the Company will face challenges in making the significant capital investments necessary to grow its revenue stream if and when demand increases. The Board believes that this transaction presents all of the Company’s shareholders with an opportunity to achieve liquidity for their shares at the Offer Price, is the most optimal path forward and is in the best interest of the shareholders.
Chronology
Beginning in early 2019, Stephen C. Jumper, the Company’s Chairman, President and Chief Executive Officer began regularly reporting to the Lead Director of the Board (the “Lead Director”) regarding strategic outlook, considerations of actions the Company could take to preserve and enhance shareholder value and industry headwinds. At regularly scheduled Board meetings, the Board discussed potential strategies to return capital to stockholders, such as share buyback programs or cash dividends. The Board also discussed the outlook and potential strategic options and the potential engagement of a financial advisor to assist with assessing the market and potential strategic options for the Company. During this same period, Company management commenced efforts to scale the Company to match the declining demand for North American onshore seismic services.
On July 22, 2019, at the direction of the Board, the Company engaged Moelis as its exclusive financial advisor to assist it in evaluating the potential strategic opportunities available to the Company. The Company engaged Moelis after interviewing other potential advisors due to their extensive industry experience and their independence from the Company. The Board further determined that Baker Botts L.L.P. (“Baker Botts”), the Company’s principal outside counsel, should continue in such role, including representing the Company in evaluating potential strategic opportunities.
On July 30, 2019, the Board held a meeting in Dallas, Texas at which representatives from Baker Botts and certain members of senior management of the Company were present, and representatives from Moelis joined telephonically. Moelis reviewed with the Board information regarding the process to assist the Company in evaluating its potential strategic alternatives and the outlook for the Company, including the preliminary timeline for such evaluation process. Throughout the course of the below discussions, meetings and negotiations, the Board considered and discussed the value and treatment of the Company’s federal tax net operating loss carryforward (“NOL”). Due to the uncertainty of such NOLs’ future use or value, the potential transaction counterparties did not attribute a significant valuation thereto.
On September 24, 2019, the Board held a meeting in Dallas, Texas at which representatives from Moelis and Baker Botts were present, as well as certain members of senior management of the Company. Moelis reviewed the Company’s market performance and outlook, and financial considerations relating to multiple potential transaction structures, including a “bolt on” acquisition, a transformational transaction, strategic venture or merger candidates and potential sale of the Company. Following such meeting of the Board, at the instruction of the Board, Moelis engaged in preliminary and informal conversations with multiple potential transaction partners.
On November 4, 2019, the Company’s management, and certain members of the Board, convened a meeting, with Moelis and Baker Botts present, to discuss the strategy for outreach to identified potential counterparties. Moelis reviewed potential candidates for a “bolt on” acquisition, a transformational transaction, including the sale of the Company, a reverse merger transaction, and strategic venture transactions. The Company’s management and certain members of the Board discussed strategies for approaching each of the potential candidates and timing for such approaches. The Board then directed Moelis to approach certain parties on a no-names basis over the course of the next several weeks.
During a several month period beginning November 14, 2019, at the direction of the Board, Moelis undertook an outreach process to review the market for potential counterparties, ranging from publicly traded and private companies (some of which had existing seismic operations, some of which did not), smaller companies with complementary businesses or assets, companies with international and offshore operations and private investors in the sector. Moelis provided preliminary feedback to Mr. Jumper at various points during this period, and Mr. Jumper reported such matters to the Board throughout such period.
On November 14, 2019, Moelis made initial contact with a seismic services company (“Company 1”). During October 2019, Mr. Jumper had held preliminary discussions with Company 1’s management regarding each company’s strategic position and potential alternatives. Moelis contacted an affiliate of Company 1 to explore whether there would be interest in a potential combination or other strategic transaction. During this discussion, the shareholder noted the strategic merit of the potential combination; however, it relayed that Company 1 intended to focus internally.
Moelis also made initial contact on such date with a publicly traded oilfield services company (“Company 2”). Company 2 declined to participate in further discussions, indicating it preferred not to invest in seismic equipment and related services at this time.
On November 18, 2019, Moelis made initial contact with another company that focused on seismic services (“Company 3”). Company 3’s senior management generally expressed that they were not interested in pursuing further investment in a seismic acquisition.

Moelis also made initial contact on November 18, 2019 with a private investment company in the seismic industry (“Company 4”). Mr. Jumper spoke with strategic officers of an existing portfolio company of Company 4, who ultimately indicated they did not have interest in a potential transaction with the Company.
Moelis also made initial contact on November 18, 2019 with a privately owned company (“Company 5”) via email correspondence with Company 5’s financial advisor regarding a potential acquisition of Company 5 by the Company. Moelis proceeded to have discussions with Company 5’s financial advisor over the next week but learned Company 5 would only be interested in a commercial relationship as opposed to a formal transaction at this time based on valuation and strategic logic.
On November 19, 2019, Moelis made initial contact with a publicly traded seismic services provider (“Company 6”) by initiating email correspondence. Moelis made multiple efforts to further pursue outreach; however, ultimately such efforts did not result in a response.
On November 20, 2019, Moelis spoke with a large international company (“Company 7”) to introduce the investment opportunity. Company 7 was not interested in an acquisition of the Company due to the U.S. component/focus of the business and informed Moelis that it was considering initiating a sale process to divest the business that might be complementary should the Company be interested in participating as a potential buyer in the process.
On November 21, 2019, Moelis made initial contact with an international seismic services provider (“Company 8”). Company 8 expressed an interest in a potential commercial relationship with the Company but was not interested in pursuing a formal partnership or transaction.
During November 2019, Mr. Jumper spoke with a representative of Parent to introduce the Company’s interest in a potential merger or other strategic transaction involving an affiliate of Parent (“Company 9”).
On December 2, 2019, Moelis contacted Parent at the direction of the Company to advance discussions regarding a potential transaction involving the Company, Company 9 and Parent. Parent subsequently recommended an in-person meeting with Moelis and Parent.
On December 3, 2019, the Board convened a meeting via videoconference, with representatives of Moelis and Baker Botts in attendance, to receive an update on the process. Moelis reported on which parties had been contacted, responses and next steps and action items.
On December 11, 2019, at the direction of the Company, Moelis met with representatives of Parent to further discuss a potential transaction involving the Company and Company 9 and Parent.
On December 17, 2019, Moelis spoke with Company 7 again to further discuss the Company’s potential participation in the potential divestiture process by Company 7.
In January 2020, conversations continued between the Company’s management and Parent. The Company subsequently chose not to further pursue a potential strategic transaction with Company 9 at that time due to the non-transformational nature of a potential transaction.
On February 3, 2020, Company 7 subsequently included its financial advisor in discussions, and Moelis spoke with teams from both Company 7 and such advisors. The Company considered participation in Company 7’s divestiture process but ultimately decided there was little strategic interest for expansion into international markets.
On February 24, 2020, the Board held a regularly scheduled meeting to review preliminary 2019 annual results and discuss 2020 outlook and strategic considerations. Moelis and Baker Botts joined the meeting, and Moelis provided an update on the outreach process, including which parties continued to appear to be viable options at this stage and next steps for further discussions.
During March 2020, various meetings were convened amongst Moelis, Baker Botts and Mr. Jumper, as well as its Lead Director, to discuss the Covid-19 outbreak, early impacts on the industry and the deteriorating commodity price environment. On March 26, 2020, a meeting of the Board was convened, with Moelis and Baker Botts participating. Mr. Jumper provided a market, financial and operational update and discussed the Covid-19 outbreak and commodity price drops. The Board received input from Moelis on certain strategic expectations in the near and long term.
In April of 2020, Mr. Jumper had conversations with Parent regarding a potential strategic transaction and exchanged drafts of a non-disclosure agreement.
On April 28, 2020, the Board convened a regularly scheduled meeting and Baker Botts and Moelis participated. The Board discussed the ongoing Covid-19 pandemic, market pressures and outlook. The Board considered a shareholder rights plan in response to the current market conditions for the Company’s stock, and Baker Botts and Moelis each reviewed certain information with the Board for consideration.
On June 9, 2020, the Board convened a regularly scheduled meeting following the Company’s annual shareholder meeting, and Baker Botts and Moelis participated. Moelis provided a market outlook update. The Board further considered a shareholder rights plan in response to the current market conditions and reviewed a draft rights plan provided by Baker Botts. The Board elected not to proceed with executing a rights plan at this time but did approve putting the plan “on the shelf” for future consideration if market conditions warranted.
On July 22, 2020, Moelis had a follow-up call with Company 5’s financial advisors at the direction of the Company. Given Company 5’s apparent valuation expectations, the Company elected to not pursue further discussions with Company 5 regarding a potential acquisition by the Company.
On July 28, 2020, the Board held a regularly scheduled meeting to review preliminary Q2 2020 financial results and discuss outlook and strategic considerations. Moelis and Baker Botts joined the meeting and Moelis provided an update on the process.
In late August and early September 2020, the Company, Moelis and Baker Botts convened calls to discuss potential developments with Company 1. Moelis then contacted one of Company 1’s largest shareholders for an update on its status and to reiterate the Company’s potential interest in exploring transaction alternatives.
On October 19, 2020, Parent filed a Schedule 13G disclosing ownership of 1.8 million shares in the Company, equating to an approximate 7.8% ownership at such time. On October 22, 2020, Mr. Jumper discussed the Schedule 13G filing with Parent, and Mr. Jumper, Moelis and Baker Botts convened a call to discuss the same.
On October 26, 2020, the Board held a meeting, including Moelis and Baker Botts, to discuss the Schedule 13G filed by Parent, market outlook and next steps. The Board again discussed and considered adopting a shareholder rights plan but elected to leave such plan “on the shelf” at this time.
In early November 2020, phone calls were held amongst Mr. Jumper, the Lead Director, Baker Botts and Moelis to discuss next steps with Parent and consideration of a non-disclosure agreement. Also, in November 2020, Mr. Jumper had further conversations with Parent regarding its position in the Company’s stock and its future intentions.
On December 8, 2020, the Board convened a meeting with Moelis and Baker Botts participating to discuss Parent’s position in the Company’s stock, conversations between Mr. Jumper and Parent and next steps. Moelis provided a market update and strategic outlook. Mr. Jumper provided an operational update and business outlook for 2021.
On January 12, 2021, the Board convened a meeting to discuss strategic matters with Moelis and Baker Botts. Moelis reviewed the strategic landscape and market performance of the Company’s stock. Baker Botts provided a presentation on considerations for a shareholder rights plan, and the Board again considered adoption but elected to leave such plan “on the shelf” at this time.
On January 19, 2021, Parent filed a Schedule 13D disclosing ownership of 2.3 million shares in the Company, equating to an approximate 9.7% ownership at such time. Parent also sent a non-binding letter of intent on January 19, 2021, proposing an acquisition of Company 9 by the Company in a stock-for-stock transaction, with Company 9 shareholders receiving pro forma Company ownership of 20%, in addition to ownership in the Company already held by Company 9 shareholders, plus $10.0 million of cash consideration.

During the course of January 19, 2021 through January 27, 2021, Mr. Jumper, Moelis and Baker Botts had multiple discussions regarding the Schedule 13D filed by Parent and the letter of intent delivered by Company 9 with respect to its proposed transaction with the Company. The Board also convened a meeting during this period to discuss reactions to these developments and next steps, as well as receiving an update from Moelis regarding activity with other potential transaction partners.
In early February 2021, the Company and Company 9 executed a non-disclosure agreement to further evaluate a potential transaction, and the Company provided a preliminary diligence list to review Company 9’s financial and operational profile. Also, in February 2021, the Company and Company 1’s management teams discussed each party’s interest in engaging in merger and acquisition dialogue. Subsequently, each company’s Chief Executive Officer and financial advisors outlined a related evaluation process and the Company and Company 1 executed a non-disclosure agreement. The Board convened a meeting on February 4, 2021 to receive an update on status of discussions with Company 9 and Company 1.
In response to high volume trading in the Company’s stock in late February, Mr. Jumper and certain other members of the Board convened a meeting with Moelis and Baker Botts on February 25, 2021 to discuss reasons for such trading, potential responses and the status of strategic discussions.
In early March 2021, the Company directed Moelis to discuss required diligence and the logistics for sharing diligence information with both Parent and Company 1’s financial advisor to further evaluate a potential transaction involving Company 9 and Company 1, respectively. The Company subsequently received preliminary diligence materials from Company 9.
On March 9, 2021, the Board convened a regularly scheduled meeting and received updates from Moelis and Baker Botts on the strategic discussions with Company 9 and Company 1. The Board also discussed the trading activity and market for the Company’s stock, and further discussed whether a shareholder rights plan was appropriate.
Over the course of April 5 and 6, 2021, meetings were convened amongst certain members of the Board, with Moelis and Baker Botts joining, to discuss the status of analysis with respect to a potential transaction with Company 9, the market for the Company’s stock and potential implementation of a shareholder rights plan. Shortly thereafter, Mr. Jumper and Moelis informed representatives of Parent of its decision to no longer pursue the potential transaction proposed by Company 9 based on valuation expectations and the non-transformative nature of such a potential transaction, which would have required the Company to acquire Company 9 and not provided Company shareholders with an opportunity to achieve liquidity.
On April 8, 2021, the Board convened a meeting with Moelis and Baker Botts participating to discuss the status of strategic discussions, the market for the Company’s stock and consideration of a shareholder rights plan. Mr. Jumper and Moelis reported on the status of strategic discussions, including the termination of discussions with Company 9 and potential for a transaction with Company 1. Moelis reported on the shareholder landscape and market for the Company’s stock. Baker Botts presented materials regarding the shareholder rights plan, fiduciary duty considerations for the Board and required documents and filings for implementing such a plan. The Board considered and approved implementing the shareholder rights plan for a period of one year in order to protect Company shareholders from coercive or unfair takeover techniques and to help ensure that the Company’s shareholders would not be deprived of the opportunity to realize the full and fair value of their investment, particularly given market conditions effecting the Company’s stock. Also, in April 2021, the Company and Company 1 each opened a virtual data room for reciprocal diligence exchanges.
On April 20, 2021, the Board convened a meeting with Moelis and Baker Botts participating to receive an update on strategic discussions, particularly with respect to review of materials received from Company 1.
In May 2021, Company 1 made a verbal proposal to merge with the Company in a stock-for-stock transaction, with a pro forma ownership of 60% for Company 1’s shareholders and 40% for the Company’s shareholders. Company 1 management presented its outlook for the business to Mr. Jumper and other members of the Company’s management team during a videoconference meeting.

On May 11, 2021, the Board convened a regularly scheduled meeting following the annual shareholders meeting of the Company, and Moelis and Baker Botts participated. Moelis updated the Board on discussions with Company 1 and reviewed certain preliminary financial information.
In early June 2021, Company 1 shared incremental information to assist in the Company’s ongoing evaluation of Company 1’s business and financial profile. The Board convened a meeting on June 3, 2021 with Moelis and Baker Botts participating to receive an update on the discussions and analysis. The Company subsequently made a verbal counter proposal with pro forma ownership of 60% for the Company’s shareholders and 40% for Company 1’s shareholders.
In July 2021, the Company, Company 1 and their respective financial advisors met via videoconference to discuss next steps to progress diligence and the transaction evaluation. Later that month, Mr. Jumper informed Company 1’s management team of the Company’s intent to pause evaluation of a potential transaction, primarily due to concerns surrounding Company 1’s backlog transformation, international projects and valuation expectations, and shortly thereafter Moelis informed Company 1’s financial advisors of the Company’s decision to no longer pursue a combination with Company 1.
On August 3, 2021, the Board held a regularly scheduled meeting to discuss second quarter results, outlook and strategic options.
On August 24, 2021, the Company received an unsolicited proposal from Parent to acquire all outstanding shares of the Company not already owned by Parent for a price of approximately $2.225 per share in cash pursuant to either a tender offer or merger transaction. On August 25, 2021, the Board convened a meeting with Moelis and Baker Botts participating to discuss the proposal.
Multiple meetings were held amongst Mr. Jumper, Mr. Brata, Moelis and Baker Botts between September 7 and September 9 to discuss the proposal, alternatives, and potential next steps. On September 9, 2021, the Board convened a meeting with Moelis and Baker Botts participating to discuss the proposal, alternatives and potential response, and Moelis reviewed certain preliminary financial information. Shortly after such meeting, Mr. Jumper made a verbal counter proposal to Parent for Parent to acquire all of the outstanding shares of the Company not already owned by Parent for a price of approximately $2.70 per share pursuant to either a tender offer or a merger. In connection with commencing such negotiations with Parent, Mr. Jumper addressed the Company’s NOL and the potential valuation thereof with respect to the potential transaction. However, due to the uncertainty of such NOLs’ future use or value, Parent did not attribute a significant valuation thereto.
On September 13, 2021, Parent provided a response to the Company’s counter proposal at a price of $2.32 per share.
Multiple meetings were held amongst Mr. Jumper, Moelis and Baker Botts on September 13, 2021 and September 14, 2021 to discuss the counter proposal. On September 14, 2021, the Board convened a meeting with Moelis and Baker Botts participating to discuss the counter proposal. Later that day, Mr. Jumper provided a verbal counter proposal to Parent at a per share price of approximately $2.50 per share. Parent provided a verbal response to the Company’s counter proposal at a price of $2.35 per share, with a potential adjustment to the total cash consideration to be paid if the ending cash balance of the Company at September 30, 2021 fell below $43 million. Mr. Jumper subsequently spoke with Parent and the parties determined that Parent’s proposal letter had incorrectly calculated the total diluted shares outstanding. Mr. Jumper corrected such information and provided the Company’s preliminary cash balance as of August 31, 2021. Shortly thereafter, Parent provided a revised counter proposal at a per share price of $2.3366, with a potential adjustment to the total cash consideration to be paid if the actual ending cash balance of the Company at August 31, 2021 fell below $42.4 million.
On September 15, 2021, the Board convened a meeting with Moelis and Baker Botts to discuss the counter proposal, and Moelis provided illustrative information summarizing the counter proposal. The Board discussed a counter proposal at $2.34 per share, and Moelis noted that such price would be a 22% premium to the closing price of $1.92 on September 14, 2021. The Board also discussed whether any viable alternative transactions existed, particularly discussing whether confidentially re-approaching Company 1 and Company 2 would be advisable. Following further discussion with Moelis regarding the most recent conversations with such parties, the ability of any party to propose a superior offer even if the Company executed a definitive agreement with Parent, and the risks of creating rumors or otherwise jeopardizing the potential transaction with Parent, the Board determined that Moelis should not make further contact with such parties. Subsequently on September 15, 2021, Mr. Jumper provided a verbal counter proposal to Parent at a per share price of $2.34 per share and agreed to the cash consideration adjustment proposed by Parent. Later, on September 15, 2021, both parties tentatively verbally agreed to a tentative per share price of $2.34, with a potential adjustment to the total cash consideration to be paid if the actual ending cash balance of the Company at August 31, 2021 fell below $42.4 million, and subject to completion of due diligence, negotiation of a definitive agreement and approvals by the Board of the Company and Parent.
On September 16, 2021, Baker Botts and Vinson & Elkins LLP, outside counsel to Parent (“V&E”), convened a meeting to discuss the transaction structure, parameters and drafting responsibilities.
On September 17, 2021, V&E sent a diligence request list to Baker Botts.
On September 21, 2021, the Company and Parent entered into a confidentiality agreement, which provided, as condition to being furnished certain confidential information, that Parent agree that such confidential information will be kept by it and its representatives confidential and will be used solely for the purpose of evaluating, negotiating and consummating a possible transaction between it and the Company.
On September 22, 2021, V&E provided an initial draft Merger Agreement to management of the Company and to Baker Botts.
On September 23, 2021, the Board held a meeting at which representatives of Moelis and Baker Botts were present. At the meeting, the Board discussed with Moelis the recent share price volatility and trading volumes of the Company’s stock and determined that there was no single identifiable driver of the market activity.
On September 24, 2021, the Company and Parent entered into an exclusivity agreement providing the Parent with exclusivity with respect to discussions and negotiations to acquire the Company through September 30, 2021.
From September 22, 2021 through execution of the Merger Agreement, management of the Company, Baker Botts, Parent and V&E reviewed and commented on drafts of the Merger Agreement to provide for consummation of the Merger via tender offer and second-step merger pursuant to the TBOC, and worked to finalize the Merger Agreement and related disclosure schedules. The negotiations among the parties focused on whether Parent would have the option to close the tender offer if it obtained less than 80% ownership of the Company, and if so, what percentage would be required or acceptable. In connection with such negotiations, Baker Botts and V&E exchanged additional drafts of the Merger Agreement. Baker Botts delivered to V&E a proposed execution version of the Merger Agreement on October 22, 2021.
On October 5, 2021, pursuant to directions from the Board, Mr. Jumper asked Parent to increase the offer price from $2.34 per share to $2.40 per share based on recent trading activity and market price for the Company’s stock.
On October 7, 2021, the Board held a meeting at which representatives of Moelis and Baker Botts were present. At the meeting, the Board discussed the Merger, as contemplated by the draft Merger Agreement, and considered various terms to be negotiated further with Parent including, among others, the 80% Minimum Condition, the timeline of the Merger and the shareholder vote required to consummate the Merger, the circumstances under which Parent would be required to extend the Offer if certain conditions are not met and the circumstances under which Parent would be required to consummate the Merger. The Board and its advisors also discussed the termination fee and circumstances when it would be payable, representations, warranties and covenants provided in the agreement and process for filing a proxy and calling a meeting to approve the Merger following the closing of the Offer. The Board also reviewed and discussed information with Moelis that included (1) shareholder ownership since the three-month period ended September 30, 2019 and (2) a recent trading analysis.
On October 13, 2021, Parent responded to the Company’s request to increase the offer price from $2.34 per share to $2.40 per share and declined to increase the price. The parties agreed that sufficient information had been provided regarding the Company’s balance sheet such that no downward price adjustment from the $2.34 price per share would be contemplated.
On October 14, 2021, the Board held a meeting at which representatives of Moelis and Baker Botts were present. At the meeting, Baker Botts reported on progress on the Merger Agreement and remaining open points, including the circumstances under which Parent would be required or permitted to close the Offer and accept the Company shares validly tendered and proceed with pursuing the Merger.
On October 16, 2021, the Board held a meeting at which representatives of Moelis and Baker Botts were present. At the meeting, Baker Botts reported on further requested revisions to the Merger Agreement from Parent, including the circumstances under which Parent would be required to close the Offer and accept the Company shares validly tendered and potential extensions to the offer period.
From October 18, 2021 to October 22, 2021, the parties exchanged drafts of a press release announcing the transaction, an amendment to the Company’s existing shareholder rights plan, and finalized drafts of the merger agreement and the disclosure schedules. Baker Botts delivered to V&E a proposed execution version of the Merger Agreement on October 22, 2021.
On October 24, 2021, the Board held a meeting at which representatives of Moelis and Baker Botts were present. The Board considered financial analyses that were reviewed and discussed by Moelis with the Board with respect to the Company and the proposed Offer and Merger provided for in the Merger Agreement. At the request of the Board, Moelis rendered its oral opinion on October 24, 2021 to the Board (which was subsequently confirmed in writing by delivery of Moelis’ written opinion addressed to the Board dated the same date) as to, as of October 24, 2021 and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the opinion, the fairness, from a financial point of view, to the holders of the Common Stock (other than Parent, Merger Sub and their Affiliates) of the Offer Price to be received by such holders in the Offer and Merger pursuant to the Merger Agreement. Baker Botts reviewed the proposed final terms of the Merger Agreement, summarized the key terms thereof and outlined the recommendations and approvals required of the Board. The Board discussed the conditions to consummate the Offer (such as the 80% Minimum Condition), the provision governing modification, extension and termination of the Offer and the expected timeline of the Offer. The Board discussed the timeline of the Merger and the shareholder vote required to consummate the Merger. Baker Botts summarized the circumstances under which Parent would be required to extend the Offer if certain conditions are not met. The Board also discussed the rights of the Company if Parent were to breach the Merger Agreement and the rights of the Company’s shareholders who do not tender in the Offer. The Board also discussed its ability to consider potentially superior offers for the Company, ability to terminate the Merger Agreement and circumstances that would require payment of the termination fee.
After considering the foregoing, and taking into consideration the factors described under “— Reasons for Recommendation” below, the Board unanimously (i) determined and declared that the Transactions were advisable and in the best interests of, the Company and its shareholders, and each member of the Board of Directors has tendered all Shares that they own pursuant to the Offer, (ii) approved and declared it advisable that the Company enter into the Merger Agreement with Parent and consummate the transactions contemplated thereby and (iii) recommended the shareholders of the Company (other than Parent and its subsidiaries) tender their shares in the Offer and, if applicable, approve the Merger. Each action taken by the Board during the foregoing background was made on a unanimous basis.
The Company, Parent and the Offeror executed the Merger Agreement on October 25, 2021 following the approval of the Board. Upon execution, the Board and Company became restricted from affirmatively (directly or indirectly) soliciting other offers and proposals; however, the Board and the Company are free to consider other offers to the extent they are unsolicited in accordance with the terms of the Merger Agreement.
On November 1, 2021, WB Acquisitions Inc. commenced the tender offer for all of the outstanding shares of common stock of Dawson at a price of $2.34 per share, net to the seller in cash without interest thereon and less any applicable withholding taxes (the “Offer”). Also on November 1, 2021, Dawson filed a Solicitation/Recommendation Statement on Schedule 14D-9 recommending that the shareholders of the Company tender their shares in the Offer.

Following the launch of the Offer, the Company’s management received certain inquiries from stockholders regarding the Offer, the Merger and the decision of the Board of Directors to recommend to the Company’s stockholders to tender in the Offer and, if available, to vote in favor of the Merger. In response to such inquiries and to ensure that stockholders fully understood the Company’s perspective on future operation, the Company on November 16, 2021, issued a press release which, among other things, included management’s views that until and unless demand for seismic services dramatically increases (which is not foreseen by the Company as likely based on currently available information) (i) downward pressure on the Company’s cash and net working capital balances will continue, and (ii) the Company will face challenges in making the significant capital investments necessary to grow its revenue stream if and when demand were to increase.
On December 14, 2021 and January 5, 2022, the Company, Parent and Merger Sub agreed to amend the Merger Agreement to extend the Offer. On January 10, 2022, the Company, Parent and Merger Sub further amended the Merger Agreement to, among other things, (i) lower the minimum number of Shares that were required to be tendered in the Offer to close the Offer, together with the shares then owned by Parent, Merger Sub and its Affiliates, from 80% to 66.67% of the Shares then outstanding, (ii) provide for Stephen Jumper, Craig Cooper and Michael Klofas to resign from the Board of Directors, in each case, effective as of and conditioned upon the Acceptance Time occurring, with Mark Vander Ploeg and Ted North continuing as directors, and for the appointment of Matt Wilks, Sergei Krylov and Bruce Bradley to the Board, with Mr. Wilks serving as Chairman, in each case, effective as of and conditioned upon the Acceptance Time occurring and (iii) further extend the Offer for an additional five Business Days.
The Offer expired at the end of the day on January 14, 2022. American Stock Transfer & Trust Company LLC, in its capacity as depositary and paying agent for the Offer, advised Parent and Merger Sub that a total of15,285,001 Shares were validly tendered and not validly withdrawn (excluding Shares tendered pursuant to guaranteed delivery procedures that were delivered in satisfaction of such guarantee) pursuant to the Offer as of the Expiration Date (as defined in the Offer), which when combined with the 2,094,237 Shares owned by Parent and its Affiliates, represents approximately 73.4% of the outstanding Shares. In addition, Notices of Guaranteed Delivery were delivered for 262,009 Shares, representing approximately 1.1% of the outstanding Shares. Merger Sub promptly paid for all such Shares tendered in the Offer in accordance with the terms of the Offer.
Recommendation of the Board of Directors and Reasons for the Merger
Recommendation of the Board of Directors
The Board of Directors, after considering the factors more fully described in this proxy statement, unanimously: (a) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are advisable and in the best interests of the Company and its shareholders, (b) approved, declared advisable and adopted the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, (c) resolved that the Merger Agreement and the Merger will be governed by and effected under the TBOC and (d) recommended that the Company’s shareholders (other than Parent and its subsidiaries) approve the Merger. The Board of Directors unanimously recommends that you vote: (1) “FOR” the adoption of the Merger Agreement; (2) “FOR” the Compensation Proposal; and (3) “FOR” the Adjournment Proposal, if necessary or appropriate.
Reasons for the Merger
In evaluating the Merger Agreement and the Transactions, the Board consulted with the Company’s management team, Baker Botts, as outside legal counsel, and Moelis, as outside financial advisors. The Board has unanimously approved the Merger Agreement and determined that the terms of the Merger Agreement and the Transactions, including the Offer and the Merger, are advisable and in the best interest of the Company and its shareholders, and each member of the Board of Directors has tendered all Shares that they own pursuant to the Offer.
The Board, with the assistance of Moelis, commenced an on-going review and analysis of the Company’s potential strategic alternatives in mid-2019. During this same period, Company management commenced efforts to scale the Company to match the declining demand for its seismic services. In reaching its decision to enter into the transaction with Parent, the Board has thoroughly considered the potential strategic options available to the Company, the current and long term prospects for the Company and the sector in which it operates, including the lack of meaningful and sustainable demand for North American onshore seismic services, as well as an ongoing skilled labor shortage required to meet any potential increase in demand. Further, management has advised the Board that, until demand for North American onshore seismic services dramatically increases, which the Company does not foresee at this time based on presently available information, it believes that (i) downward pressure on cash and net working capital balances will continue even if the Company undertakes further right-sizing efforts relative to demand and (ii) the Company will face challenges in making the significant capital investments necessary to grow its revenue stream if and when demand increases. The Board believes that this transaction presents all of the Company’s shareholders with an opportunity to achieve liquidity for their shares at the Offer Price, is the most optimal path forward and is in the best interest of the shareholders.
In unanimously recommending that shareholders accept the Offer and tender their Shares pursuant to the Offer, and in unanimously recommending that shareholders not tendering in the Offer approve the Merger, the Board considered numerous factors, including the following, among others and not necessarily in order of relative importance:
Low Trading Volume of Common Stock
The average daily trading volume for the Company’s Common Stock over the past 30 day period was 56,986 shares, and based on the VWAP for such period, the total daily average trading volume was $130,070. The Board determined that in order for shareholders to monetize or sell their Shares, there is a meaningful period of time that would have to occur prior to such sale, and could result in negative pressure on the Common Stock price.
Evaluation of Potential Strategic Alternatives
Beginning in early 2019, Stephen C. Jumper, the Company’s Chairman, President and Chief Executive Officer began regularly reporting to the Lead Director regarding strategic outlook, considerations of actions the Company could take to preserve and enhance shareholder value and industry headwinds. At regularly scheduled Board meetings, the Board discussed potential strategies to return capital to stockholders, such as share buyback programs or cash dividends. The Board also discussed the outlook and potential strategic options and the potential engagement of a financial advisor to assist with assessing the market and potential strategic options for the Company. During this same period, Company management commenced efforts to scale the Company to match the declining demand for North American onshore seismic services.
On July 22, 2019, at the direction of the Board, the Company engaged Moelis as its exclusive financial advisor to assist it in evaluating the potential strategic opportunities available to the Company. The Company engaged Moelis after interviewing other potential advisors due to their extensive industry experience and their independence from the Company. The Board further determined that Baker Botts, the Company’s principal outside counsel, should continue in such role, including representing the Company in evaluating potential strategic opportunities.
On September 24, 2019, the Board held a meeting in Dallas, Texas at which representatives from Moelis and Baker Botts were present, as well as certain members of senior management of the Company. Moelis reviewed the Company’s market performance and outlook, and financial considerations relating to multiple potential transaction structures, including a “bolt on” acquisition, a transformational transaction, strategic venture or merger candidates and potential sale of the Company. Following such meeting of the Board, at the instruction of the Board, Moelis engaged in preliminary and informal conversations with multiple potential transaction partners. For a description of the subsequent actions, events and processes leading to execution of the Merger Agreement and commencement and consummation of the Offer, see “— Background of Offer and Merger” above.
After considering the actions, events and processes described under “— Background of Offer and Merger” above, and taking into consideration the factors described under “— Reasons for Recommendation” below, the Board unanimously (i) determined and declared that the Transactions were advisable and in the best interests of, the Company and its shareholders, and each member of the Board of Directors has tendered all Shares that they own pursuant to the Offer, (ii) approved and declared it advisable that the Company enter into the Merger Agreement with Parent and consummate the transactions contemplated thereby and (iii) recommended the shareholders of the Company (other than Parent and its subsidiaries) tender their shares in the Offer and, if applicable, approve the Merger. Each action taken by the Board as described under “— Background of Offer and Merger” above was made on a unanimous basis.
All Cash Consideration and Offer Price
The Board considered the all-cash nature of the consideration in the Offer would provide shareholders certainty of value, allow them the ability to invest the proceeds as they choose and allow shareholders such opportunity in light of the low trading volume and liquidity in the Common Stock. The Board also considered the fact that the Offer Price represented an approximately 4.9% premium over the $2.23 closing share price on October 22, 2021, the last close prior to public announcement of the Offer, an approximately 2.5% premium over the VWAP for the 30 days prior to the closing share price on October 22, 2021.
Seismic Sector Outlook
The global seismic industry provides oil and gas companies with seismic data that can be used in their search for and development of economic accumulations of hydrocarbons. Seismic data is acquired in geological areas of interest then transmitted to computer centers where it is organized, combined and processed to construct an accurate depiction of subsurface geology. The seismic images are then utilized to identify prospective drilling locations. In periods of commodity price decline, as well as commodity price volatility, demand for North American onshore seismic data acquisition services typically declines as oil and gas operators forego costs of new seismic data acquisition and focus alternatively on re-processing existing seismic datasets utilizing new computer programs.
The global oil and gas markets have remained challenged following the commodity price collapse in late 2014 resulting in reduced capital spending by the Company’s North American onshore customer base. The volatile nature of the industry has resulted in the client base being very conservative on spending capital. The following table reflects the volatility in oil & gas prices over the past approximately 60 months as well as a divergence between the fluctuations in the Company’s share price relative to the fluctuations in West Texas Intermediate crude oil pricing (“WTI”) as noted in the chart below.
Despite the recent increase in oil and natural gas prices, the demand for North American onshore seismic acquisition services remains depressed for a variety of factors, including (i) broad investor preference for Exploration and Production (“E&P”) operators to return capital to shareholders rather than reinvestment of capital to increase drilling and production; (ii) E&P operator focus on deploying development capital to relatively low risk reserves with attractive drilling economics rather than exploration spending; (iii) robust commodity hedging programs implemented by E&P operators prior to the recent increase in commodity prices, which has limited E&P operators’ ability to realize the financial benefit of increased commodity prices; and (iv) the ability or preference of E&P operators to re-process existing seismic data rather than acquire new or updated seismic data. Moreover, capital spending levels within E&P companies has only slightly improved in 2021 and is not anticipated to increase significantly in 2022 or thereafter. Spending levels in 2021 and 2022 are anticipated to be well below 2019 and prior year levels. More specifically, spending on new data acquisition projects in 2021 and 2022 are anticipated to be a fraction of overall spending, and at historically low levels. Recent seismic data related spending appears to be focused on re-processing of existing seismic data sets, particularly with those E&P companies involved in merger and acquisition activity. Recent merger and acquisition activity among E&P companies has resulted in increased drilling locations and access to complementary existing data sets, while reducing the number of E&P companies.
Historical Change in Commodity Spot Prices and Dawson Geophysical Share Price Since September 30, 2016
	9/30/2016	10/14/2021	CAGR
West Texas Intermediate (“WTI”; $/bbl)	$48.82	$80.77	10.5%
Henry Hub (“HH”; $/mcf)	$3.23	$5.94	12.8%

	9/30/2016	10/14/2021	CAGR
Dawson Geophysical (“DWSN”; $/share)	$7.27	$2.26	(20.7)%
Company’s Financial Performance; Third Quarter 2021 Results (Unaudited)
The Company’s financial performance remains challenged as a result of the current environment, with continued limited utilization of the Company’s seismic acquisition crews. For the quarter ended September 30, 2021, the Company reported revenues of $1,914,000, a decrease of approximately 78% compared to $8,738,000 for the quarter ended September 30, 2020. For the third quarter of 2021, the Company reported a net loss of $7,865,000 or $0.33 loss per common share compared to a net loss of $7,840,000 or $0.33 loss per common share for the third quarter of 2020. The Company reported negative EBITDA of $4,662,000 for the quarter ended September 30, 2021 compared to negative EBITDA of $3,796,000 for the quarter ended September 30, 2020. For the nine months ended September 30, 2021, the Company reported revenues of $13,855,000, a decrease of approximately 82% compared to $77,216,000 for the nine months ended September 30, 2020. For the nine months ended September 30, 2021, the Company reported a net loss of $22,110,000 or $0.94 loss per common share compared to a net loss of $5,347,000 or $0.23 loss per common share for the nine months ended September 30, 2020. The Company reported negative EBITDA of $12,187,000 for the nine months ended September 30, 2021 compared to positive EBITDA of $7,834,000 for the nine months ended September 30, 2020.
Activity levels during the third quarter of 2021 remained depressed, as the Company had one seismic data acquisition crew operating in the lower 48 with extended periods of low utilization. The Company’s one active crew was idle from early September to mid-October. The near-term outlook for seismic data acquisition activity in the U.S. remains challenged notwithstanding the currently elevated prices for oil and natural gas. Based on currently available information, the Company’s one active lower 48 crew resumed operation in mid-October on a small, few thousand channel count project with a duration of approximately seven days, and is further scheduled through early February of 2022 with current projects of various sizes and channel count requirements, the largest of which is 65,000 channels with a duration of approximately 45 days. The Canadian season should begin earlier than in recent years. The Company expects to operate two crews in Canada in the back half of the fourth quarter of 2021 through the end of the winter season which concludes at the end of the first quarter of 2022. The Company has or anticipates to be awarded several additional mid-sized projects in the lower 48, each of which will be pushed into late 2022 primarily due to land access issues. Bid activity remains at historically low levels and visibility into 2022 is limited in the lower 48. Due to a lack of demand for seismic data acquisition projects in both Canada and the lower 48, prices for our services softened in the last quarter.
Costs Required to Support a Publicly Listed Company
The Company spends meaningful costs and management time on being a publicly listed Company. The Company estimates that these costs total approximately $1,500,000 per year, and are comprised of legal, accounting/audit, board of directors fees, public company listing fees, and annual meeting and proxy costs. Additionally, meaningful time and effort is spent on these functions by our management team. These costs will continue to burden the Company and reduce cash balances.

Recent Capital Expenditures
Until demand for North American onshore seismic services dramatically increases, which the Company does not foresee at this time based on presently available information, it believes that (i) downward pressure on cash and net working capital balances will continue even if the Company undertakes further right-sizing efforts relative to demand and (ii) the Company will face challenges in making the significant capital investments necessary to grow its revenue stream if and when demand increases.
Certain Unaudited Prospective Financial Information
The Company does not, as a matter of course, publicly disclose forecasts or projections as to its future performance, earnings or other results due to the unpredictability of the underlying assumptions, estimates and projections and the inherent difficulty in accurately predicting financial performance for future periods. However, management of the Company periodically prepares certain non-public financial projections and in connection with the Company’s evaluation of a possible transaction with Parent, management prepared long-term financial projections (the “Company Projections”), and shared such Company Projections with the Board and with Moelis, the Company’s financial advisor. The Board used the Company Projections to assist it in its consideration of the Offer and the Merger. The Company directed Moelis to use the Company Projections in connection with the rendering of its fairness opinion to the Company’s Board and performing their related financial analysis, as described below under the heading “— Opinion of Financial Advisor.”
Cautionary Statements Regarding Company Projections
The Company Projections were prepared by our management. The Company Projections were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or generally accepted accounting principles (“GAAP”). Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed any procedures with respect to the Company Projections or expressed any opinion or any form of assurance related thereto. Summaries of the Company Projections are included in this proxy statement solely to give the Company’s stockholders access to certain financial projections that were made available to the Board and Moelis and is not being included in this proxy statement to influence a Company stockholder’s decision whether to tender Shares in the Offer or for any other purpose.
The Company Projections, while presented with a degree of necessary numerical specificity, were based on numerous variables and assumptions that are inherently uncertain and many of which are beyond the control of our management. Because the Company Projections cover multiple years, by their nature, they become subject to greater uncertainty with each successive year. The Company Projections for fiscal years 2021 through 2026 were based on a long-range planning model that management prepared and provided to the Board and Moelis.
Important factors that may affect actual results and result in the Company Projections not being achieved include, but are not limited to, dependence upon energy industry spending; changes in exploration and production spending by the company’s customers and changes in the level of oil and natural gas exploration and development; the results of operations and financial condition of the Company’s customers, particularly during extended periods of low prices for crude oil and natural gas; the volatility of oil and natural gas prices; changes in economic conditions; the severity and duration of the COVID-19 pandemic, related economic repercussions and the resulting negative impact on demand for oil and gas; surpluses in the supply of oil and the ability of the Organization of the Petroleum Exporting Countries and its allies, collectively known as OPEC+, to agree on and comply with supply limitations; the duration and magnitude of the unprecedented disruption in the oil and gas industry currently resulting from the impact of the foregoing factors, which is negatively impacting the Company’s business; the potential for contract delays; reductions or cancellations of service contracts; limited number of customers; credit risk related to the Company’s customers; reduced utilization; high fixed costs of operations and high capital requirements; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of the Company’s employees and remote work arrangements; industry competition; external factors affecting the Company’s crews such as weather interruptions and inability to obtain land access rights of way; whether the Company enters into turnkey or dayrate contracts; crew productivity; the availability of capital resources; disruptions in the global economy; and other risk factors described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and any subsequent documents that it files with the SEC. In addition, the Company Projections may be affected by the Company’s ability to achieve strategic goals, objectives and targets over the applicable period. Accordingly, there can be no assurance that the Company Projections will be realized, and actual results may vary materially from those shown.
The inclusion of summaries of the Company Projections in this proxy statement should not be regarded as an indication that the Company or any of its Affiliates, advisors or representatives considered or considers the Company Projections to be necessarily predictive of actual future events, and the Company Projections should not be relied upon as such. Neither the Company nor any of its respective Affiliates, advisors, officers, directors or representatives has made or makes any representation to any of the Company’s stockholders or any other person regarding the ultimate performance of the Company compared to the information contained in the Company Projections or can give any assurance that actual results will not differ from the Company Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the projections to reflect circumstances existing after the date the Company Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Company Projections are shown to be in error. The Company does not intend to make publicly available any update or other revision to the Company Projections, except as otherwise required by law.
All financial projections are forward-looking statements. These and other forward-looking statements are expressly qualified in their entirety by the risks and uncertainties identified above and the cautionary statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Please see the section of this proxy statement captioned “Forward-Looking Statements.”
In light of the foregoing factors and the uncertainties inherent in the projections, the Company’s stockholders are cautioned not to place undue, if any, reliance on the Company Projections.
Summary Prospective Financial Information
The following is a summary of the Company Projections:
	Year Ended December 31,
$ in millions	2021	2022	2023	2024	2025	2026
Total Revenues	$22	$59	$74	$85	$96	$109
Adjusted EBITDA(1)	$(12)	$3	$7	$10	$12	$15
Capital Expenditures	$1	$3	$5	$10	$13	$15
Unlevered Free Cash Flow(2)	$(7)	$(2)	$2	$(2)	$(2)	$(1)

(1)
Adjusted EBITDA is generally the amount of the Company’s earnings before interest, taxes, depreciation, and amortization, as adjusted to exclude one-time charges and benefits, for a specified time period.

(2)
Calculated by Moelis as Adjusted EBITDA, less taxes, capital expenditures and changes in net working capital, using information as provided by the Company and, with the approval of the Company, was used for purposes of the financial analysis described below under the heading “— Opinion of Financial Advisor.”

Financial Analyses and Moelis’ Opinion
The Board considered financial analyses that were reviewed and discussed by Moelis with the Board on October 24, 2021 with respect to the Company and the proposed Offer and Merger provided for in the Merger Agreement. At the request of the Board, Moelis rendered its oral opinion on October 24, 2021 to the Board (which was subsequently confirmed in writing by delivery of Moelis’ written opinion addressed to the Board dated the same date) as to, as of October 24, 2021 and subject to the assumptions made, procedures followed, matters considered and other limitations set forth in the opinion, the fairness, from a financial point of view, to the holders of the Common Stock (other than Parent, Merger Sub and their Affiliates) of the Offer Price to be received by such holders in the Offer and Merger pursuant to the Merger Agreement.
Opinion of Financial Advisor
At the meeting of the Board on October 24, 2021 to evaluate and approve the Transactions contemplated by the Merger Agreement, Moelis delivered an oral opinion, which was confirmed by delivery of a written opinion, dated October 24, 2021, addressed to the Board to the effect that, as of the date of the opinion and based upon and subject to the conditions and limitations set forth in the opinion, the consideration to be received in the Offer and Merger by holders of the Common Stock (other than Parent, Merger Sub and their Affiliates) was fair, from a financial point of view, to such holders.
The full text of Moelis’ written opinion dated October 24, 2021, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. Stockholders are urged to read Moelis’ written opinion carefully and in its entirety. Moelis’ opinion was provided for the use and benefit of the Board (solely in its capacity as such) in its evaluation of the Offer and the Merger. Moelis’ opinion was limited solely to the fairness, from a financial point of view, to the holders of the Common Stock (other than Parent, Merger Sub and their Affiliates) of the Offer Price to be received by such holders in the Offer and the Merger, and does not address the Company’s underlying business decision to engage in the Transactions contemplated by the Merger Agreement or the relative merits thereof as compared to any alternative business strategies or transactions that might be available with respect to the Company. Moelis’ opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote or act with respect to the Transactions contemplated by the Merger Agreement or any other matter, including whether such stockholder should tender shares into the Offer. Moelis’ opinion was approved by a Moelis fairness opinion committee.
In arriving at its opinion, Moelis, among other things:
•
reviewed certain publicly available business and financial information relating to the Company;

•
reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company furnished to it by the Company, including the Company Projections;

•
reviewed certain information relating to the capitalization (including incentive equity) of the Company furnished to it by the Company;

•
reviewed certain estimates of management of the Company relating to the Company’s anticipated utilization of its net operating losses, including the amount and timing thereof (the “Company NOL Utilization Estimates”);

•
participated in discussions with members of senior management and representatives of the Company concerning the information described in the foregoing, as well as the business and prospects of the Company generally;

•
reviewed publicly available financial and stock market data of certain other companies in lines of business that Moelis deemed relevant;

•
reviewed the financial terms of certain other transactions that Moelis deemed relevant;

•
reviewed an execution version of the Merger Agreement; and

•
conducted such other financial studies and analyses and took into account such other information as Moelis deemed appropriate.

In connection with its review, with the consent of the Board, Moelis relied on the information supplied to, discussed with or reviewed by it for purposes of its opinion being complete and accurate in all material respects. Moelis did not assume any responsibility for independent verification of, and Moelis did not independently verify, any of such information. With the consent of the Board, Moelis relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. With respect to the Company Projections and the Company NOL Utilization Estimates, Moelis assumed, at the direction of the Board, that they had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company and the Company’s anticipated utilization of its net operating losses, respectively. At the direction of the Board, Moelis assumed that the Company Projections and the Company NOL Utilization Estimates were a reasonable basis upon which to evaluate the Company and the Offer and the Merger, and at the direction of the Board Moelis relied upon the Company Projections and the Company NOL Utilization Estimates for purposes of its analyses and opinion. In addition, with the consent of the Board, Moelis did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor was Moelis furnished with any such evaluation or appraisal.
Moelis’ opinion did not address the Company’s underlying business decision to effect the Transactions contemplated by the Merger Agreement or the relative merits of such Transactions as compared to any alternative business strategies or transactions that might be available to the Company and did not address any legal, regulatory, tax or accounting matters. At the direction of the Board, Moelis was not asked to, nor did it, offer any opinion as to any terms of the Merger Agreement or any aspect or implication of the Transactions contemplated thereby, including the Offer and the Merger, except for the fairness of the Offer Price from a financial point of view to the holders of the Common Stock (other than Parent, Merger Sub or their Affiliates). Moelis did not express any opinion as to fair value or the solvency of the Company following the closing of the Merger. In addition, for purposes of its opinion, Moelis assumed, at the direction of the Board, that the final executed form of the Merger Agreement would not differ in any material respect from the execution version that it had reviewed, that the Transactions contemplated by the Merger Agreement, including the Offer and the Merger, will be consummated in accordance with their terms without any waiver or modification that could be material to Moelis’ analysis, that the parties to the Merger Agreement will comply with all of the material terms of the Merger Agreement and that all of the representations and warranties made by the parties to the Merger Agreement or in other agreements relating to the Transactions contemplated thereby will be true and accurate in all respects material to Moelis’ analysis. With the consent of the Board, Moelis did not take into account any implications of the Transactions contemplated by the Merger Agreement (financial or otherwise) for holders of shares of the Common Stock in the event the Offer is consummated and the Merger is not consummated in accordance with the Merger Agreement. Moelis assumed, with the consent of the Board, that all governmental, regulatory or other consents or approvals necessary for the completion of the Transaction will be obtained, except to the extent that could not be material to its analysis.
Moelis’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Moelis as of, the date of the opinion and Moelis assumed no responsibility to update its opinion for developments occurring or coming to its attention after the date thereof.
Moelis’ opinion did not address, the fairness of the Transactions contemplated by the Merger Agreement or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness of the Offer Price from a financial point of view to the holders of the Common Stock (other than Parent, Merger Sub or their Affiliates). In addition, Moelis did not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Merger Agreement, or any class of such persons, relative to the consideration or otherwise. Moelis’ opinion was approved by a Moelis fairness opinion committee.
This summary of financial analyses is not a complete description of Moelis’ opinion or the analyses underlying, and factors considered in connection with, Moelis’ opinion. The preparation of a fairness opinion is a complex analytical process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Moelis’ opinion. In arriving at its fairness determination, Moelis considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis. Rather, Moelis made its fairness determination on the basis of its experience and professional judgment after considering the results of all of its analyses.
No company used in the analyses described below is identical to the Company. In addition, such analyses do not purport to be appraisals, nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because the analyses described below (including much of the information used therein) are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, neither the Company nor Moelis or any other person assumes responsibility if future results are materially different from those forecasts.
The Offer Price was determined through arms’ length negotiations between the Company and Parent, and was approved by the Board. Moelis did not recommend any specific consideration to the Company or the Board, or that any specific amount or type of consideration constituted the only appropriate consideration for the Company in the Merger.
Summary of Financial Analyses
The following is a summary of the material financial analyses prepared by Moelis in connection with its opinion to the Board at a meeting held on October 24, 2021. This summary describes the material analysis underlying Moelis’ opinion but does not purport to be a complete description of the analyses performed by Moelis in connection with its opinion. For purposes of its analyses and opinion, Moelis assumed that both the Offer and the Merger will be consummated at the Offer Price.
Some of the summaries of financial analyses below include information presented in tabular format. In order to fully understand Moelis’s analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the analyses. Considering the data described below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Moelis’ analyses.
Unless the context indicates otherwise, stock prices are based on the closing stock prices for each respective company on October 22, 2021. For purposes of, among other things, deriving per share implied equity values for the Company, Moelis calculated certain per share amounts for the Company based on diluted shares outstanding as of October 11, 2021, as provided by the Company and approved for Moelis’ use in rendering its opinion.
For purposes of its analyses, Moelis reviewed a number of financial metrics, including the following:
•
Adjusted EBITDA — generally the amount of the relevant company’s earnings before interest, taxes, depreciation, and amortization, as adjusted to exclude one-time charges and benefits, for a specified time period.

•
Enterprise Value — generally the market value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of such company) plus the value of its net debt (the face amount of total debt and preferred stock and the book value of non-controlling interests, less the amount of cash and cash equivalents, less investments in unconsolidated companies, as reflected on the most recently available balance sheet for such company).

Discounted Cash Flow Analysis
Moelis performed a discounted cash flow (“DCF”) analysis of the Company using the Company Projections and other information and data provided by the Company to calculate the present value of the estimated future unlevered after-tax free cash flows projected to be generated by the Company during the forecast period in the Company Projections and the present value of the Company’s estimated terminal value, taking into account the present value of the Company’s anticipated utilization of its net operating losses. For purposes of the discounted cash flow analysis, Moelis calculated unlevered after-tax free cash flow as Adjusted EBITDA, less (i) taxes, (ii) capital expenditures and (iii) changes in net working capital, all as provided by the Company.
Moelis utilized a range of discount rates of 14.750% to 22.250% based on an estimated range of the Company’s weighted average cost of capital (the “WACC”). The estimated WACC range reflected a cost of equity derived using the Capital Asset Pricing Model using a (i) risk free rate based on 20-year U.S. government bonds, (ii) a selected range of unlevered betas and debt to capitalization ratios informed by the selected publicly traded companies described below and the Company, (iii) an equity risk premium and (iv) a size premium based on publicly traded companies with similar equity values to the Company. Moelis used the foregoing range of discount rates to calculate the present values as of December 31, 2021 of (i) the Company’s estimated unlevered after-tax unlevered free cash flows for calendar years 2022 through 2026 (in each case, discounted using the mid-year discounting convention) and (ii) estimated terminal values derived by applying a range of selected terminal multiples to the Company’s estimated terminal year Adjusted EBITDA.
For purposes of selecting the reference range to apply to the Company’s estimated terminal year Adjusted EBITDA, Moelis noted that the terminal multiple range was informed most closely by (i) the historical through-the-cycle trading multiples for the Company and (ii) the historical through-the-cycle trading multiples for the selected publicly traded companies and SAExploration Holdings, a private company that was previously publicly traded. Moelis used the calendar years 2009 through 2014 to select a long-term through-the-cycle average terminal multiple range because, following 2014, the oil and gas industry experienced unusual volatility as a result of the significant decline in commodity prices which materially impacted the underlying operating performance and stock prices for publicly traded oil and gas companies. Moelis viewed the 2009 through 2014 period, which pre-dated such volatility, as representative of a normalized environment, and therefore utilized trading multiples from that period to select a long-term through-the-cycle average terminal multiple range. Based on the foregoing analysis and its professional judgment and experience, Moelis selected a reference range of 3.5x to 4.5x estimated terminal year Adjusted EBITDA. Moelis then applied these multiples to the Company’s estimated terminal year Adjusted EBITDA to calculate the estimated terminal values. The estimate of terminal year Adjusted EBITDA for the Company was based on the average annual Adjusted EBITDA projected for calendar years 2021 through 2026 to represent a mid-cycle Adjusted EBITDA, as provided by the Company.
In calculating the implied equity value of the Company, Moelis separately valued the U.S. and Canada net operating losses using estimates of cash tax savings, as provided by the Company, and the WACC range of 14.750% to 22.250%.
For purposes of the DCF analysis, in deriving an implied per share value range for the Common Stock, Moelis used projected balance sheet information for the Company, as of December 31, 2021, as provided by the Company.
Based on the foregoing, this analysis implied the following per share value range for the Common Stock, as compared to the Offer Price:
Implied Per Share Value Range	Offer Price
$1.86 – $2.09	$2.34
Selected Publicly Traded Companies Analysis
Moelis performed a selected publicly traded companies analysis of the Company. Moelis reviewed financial and stock market information of the selected publicly traded companies noted below that focus on seismic acquisition services, seismic data processing, multi-client seismic library providers and manufacturers of seismic acquisition equipment. Moelis determined to exclude companies that do not provide seismic acquisition services, but rather focus on multi-client seismic data libraries and seismic data processing, manufacture seismic acquisition and recording equipment or focus on international and/or offshore markets, given differences in financial profiles of companies that participate in those end segments. Moelis further noted that it considered the selected publicly traded companies analysis to be less relevant due to, among other things, the unavailability of publicly traded companies that were comparable to the Company.
Moelis reviewed, among other things, Enterprise Values of the selected publicly traded companies as a multiple of estimated Adjusted EBITDA for 2022 and estimated Adjusted EBITDA for 2023. Enterprise Values used in the selected publicly traded companies analyses were calculated using the market price of the common stock of the selected publicly traded companies as of October 22, 2021. Financial and certain other data for the selected publicly traded companies were based on publicly available consensus research analyst estimates, public filings and other publicly available information.

The selected publicly traded companies used in this analysis and their implied Enterprise Values to estimated Adjusted EBITDA for 2022 and estimated Adjusted EBITDA for 2023 multiples are summarized in the following table:
Selected Publicly Traded Companies	Enterprise Value / 2022E Adj. EBITDA	Enterprise Value / 2023E Adj. EBITDA
CGG S.A. (ADRs)	3.8x	3.0x
Electromagnetic Geoservices ASA	N/A	N/A
Magseis Fairfield ASA	3.6x	4.2x
Petroleum Geo-Services	3.0x	2.8x
TGS ASA (ADRs)	2.9x	2.7x
Median(1)	3.3x	2.9x

(1)
Median reflects the median of the multiples that were available.

In reviewing the characteristics of the selected publicly traded companies for purposes of selecting its reference ranges to apply to the Company’s estimated financial metrics, Moelis noted that its reference ranges were chosen to reflect (i) the Company’s limited scale and cash flow generation in recent years, (ii) the Company’s expected negative cash flow generation over the projection period reflected in the Company Projections and (iii) the observed trading discounts in the historical trading multiples of the Company relative to the trading multiples of the selected publicly traded companies and SAExploration Holdings. Moelis also noted that the low-end of its reference ranges was informed by applying the Company’s approximate historical trading discount to the historical trading multiples of the selected publicly traded companies and SAExploration Holdings to the approximate mean and median of the corresponding trading multiples for the selected publicly traded companies and the high-end of its reference ranges was informed by the approximate mean and median of the corresponding trading multiples for the selected publicly traded companies.
Based on the foregoing analysis and its professional judgment and experience, Moelis selected reference ranges of 2.5x to 3.5x estimated Adjusted EBITDA for calendar year 2022 and 2.0x to 3.0x estimated Adjusted EBITDA for calendar year 2023. Moelis then applied these multiples to the Company’s estimated Adjusted EBITDA for calendar year 2022 and estimated Adjusted EBITDA for calendar year 2023, respectively, as provided by the Company.
For purposes of the Selected Publicly Traded Companies Analysis, in deriving implied per share value ranges for the Common Stock, Moelis used (i) estimated balance sheet information for the Company, as of September 30, 2021, and (ii) historical balance sheet information for the Company, as of June 30, 2021, in each case, as provided by the Company.
Based on the foregoing, this analysis, using the estimated balance sheet information for the Company as of September 30, 2021, implied the following per share value ranges for the Common Stock, as compared to the Offer Price:
Implied Per Share Value Ranges Based On:		Offer Price
2022E EBITDA	2023E EBITDA
$2.05 – $2.18	$2.35 – $2.66	$2.34
Based on the foregoing, this analysis, using the historical balance sheet information for the Company as of June 30, 2021, implied the following per share value ranges for the Common Stock, as compared to the Offer Price:
Implied Per Share Value Ranges Based On:		Offer Price
2022E EBITDA	2023E EBITDA
$2.23 – $2.36	$2.52 – $2.83	$2.34
Other Information
For reference purposes only, Moelis also noted for the Board certain additional factors that were not considered part of Moelis’ financial analysis with respect to its opinion, including, among other things:

•
the historical closing trading prices for the Common Stock during the 52-week period ended October 22, 2021 which reflected low and high closing stock prices during such period ranging from $1.73 to $3.36 per share; and

•
premiums paid in selected recent transactions with transaction values less than $1 billion pending or completed since October 1, 2019 (excluding targets within the financials or technologies sectors). These transactions reflected mean, median, low, and high (a) one-day premiums of approximately 41%, 34%, (31%) and 142%, respectively, (b) 30-day premiums of approximately 50%, 41%, (35%) and 292%, respectively, and (c) 90-day premiums of approximately 52%, 51%, (40%) and 241%, respectively. Moelis noted that the Offer Price reflected the following premiums (discounts) to the relevant share price for the Common Stock: 5% (one-day), 3% (30-day) and (2%) (90-day).

Miscellaneous
Moelis acted as financial advisor to the Company in connection with the Transactions contemplated by the Merger Agreement and will receive a transaction fee (currently expected to be $2,500,000) based on the transaction value of the Merger upon the closing of a merger or a sale of all or a majority of the Common Stock. In addition, Moelis previously received certain monthly fees in connection with its engagement and also became entitled to receive a fee of $1,000,000 upon having notified the Company that it was prepared to deliver its opinion, without regard to the conclusions reached therein. In addition, the Company has agreed to indemnify Moelis for certain liabilities, including liabilities under the federal securities laws, arising out of its engagement.
Moelis’ Affiliates, employees, officers and partners may at any time own securities (long or short) of the Company and Parent. Moelis provided investment banking and other services to the Company, and in the future may provide such services to the Company and Parent, and has received and may receive compensation for such services. In the past two years prior to the date hereof, Moelis acted as a financial advisor to the Company in connection with its review of various potential strategic and capital raising transactions, for which it received monthly fees as described above.
The Board selected Moelis as its financial advisor in connection with the Transactions contemplated by the Merger Agreement because Moelis has substantial experience in similar transactions and familiarity with the Company. Moelis is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, and valuations for corporate and other purposes.
Interests of the Company’s Directors and Executive Officers in the Merger
Our executive officers, directors and Affiliates may be deemed to have interests in the execution and delivery of the Merger Agreement and in the Transactions, including the Offer and the Merger, which may be different from, or in addition to, those of our shareholders generally. These interests may create potential conflicts of interest. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Merger Agreement and the Transactions (see “— Reasons for Recommendation” of this proxy statement). As described in more detail below, these interests include:
•
the accelerated vesting and payment in respect of the Company RSUs;

•
the potential receipt of certain payments and benefits under the Executive Nonqualified Excess Plan of the Company;

•
the potential receipt of certain payments and benefits under individual employment agreements, as amended by one or more letter agreements, including upon certain types of terminations of employment following the consummation of the Transactions; and

•
the entitlement to indemnification benefits in favor of directors and executive officers of the Company.

For further information with respect to the arrangements between the Company and certain executive officers, directors and Affiliates described in this proxy statement, as well as other arrangements between the Company and its executive officers, directors and Affiliates, please see the information under the headings

“Executive Compensation,” “Transactions with Related Persons,” and “Proposal No. 3 Advisory Vote on Executive Compensation” of the Company’s Definitive Proxy Statement on Schedule 14A, filed by the Company on April 1, 2021, and the information under the heading “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of the Current Reports on Form 8-K filed by the Company on October 9, 2014, February 11, 2015, February 19, 2016, May 4, 2018, July 1, 2019, April 21, 2020, September 30, 2020 and January 10, 2022.
Outstanding Shares Held by Directors and Executive Officers
The following table sets forth (i) the number of Shares beneficially owned as of February 2, 2022, the latest practicable date to determine such amounts before the filing of this proxy statement, by each of our executive officers and directors (which, for clarity, includes Shares subject to issuance pursuant to granted and outstanding Company RSUs) and (ii) the aggregate cash consideration that was paid for such Shares pursuant to the Offer based on the Offer Price. Except as specifically noted, all references to “directors” throughout this proxy statement include only those directors comprising the Board and exclude any non-voting emeritus directors of the Company.
Name of Executive Officer or Director	Number of Shares (#)	Cash Consideration for Shares ($)
Stephen C. Jumper	50,000(1)	$117,000
Matt Wilks	0	—
Sergei Krylov	0	—
Ted R. North	0	—
James K. Brata	25,000(1)	$58,500
Mark A. Vander Ploeg	0	—
Bruce Bradley	0	—
All of our current directors and executive officers as a group	100,000(1)	$234,000

(1)
This number is solely based on Shares subject to issuance pursuant to granted and outstanding Company RSUs as of October 25,2021, which are unvested.

Treatment of Company RSUs
Except as otherwise expressly agreed in writing with the holder of the applicable security and conditioned upon the occurrence of the Effective Time, each Company RSU will be treated in the following manner:
Restricted Stock Units.   At or immediately prior to the Effective Time, each Company RSU, whether vested or unvested, that is outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive, at or promptly after the Effective Time, an amount in cash equal to the product of (1) the Merger Consideration and (2) the total number of restricted stock units subject to such Company RSU (the “RSU Consideration”). Prior to the Effective Time, the Company shall take all actions necessary or appropriate to effectuate the treatment of Company RSUs as described above.
During the period from the date of the Merger Agreement until the Effective Time, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent in each instance (i) issue, deliver, sell, dispose, encumber, grant, confer, award or authorize the issuance, delivery, sale, disposal, encumbrance, grant, conferral or award of, any shares of any Company securities (including under the 2016 Plan) or Company Subsidiary securities, other than the issuance of (A) any Shares upon the settlement of any Company RSUs that are outstanding on the date of the Merger Agreement in accordance with their terms on the date of the Merger Agreement and (B) any Company Subsidiary securities to the Company or any other wholly-owned Subsidiary of the Company or (ii) amend or otherwise change any term of any Company security or any Company Subsidiary security (in each case, whether by merger, consolidation or otherwise).

Since December 24, 2021 (the period commencing 60 days prior to the filing of this proxy statement), none of our executive officers or directors have sold Shares received upon the vesting or settlement of Company RSUs.
The table below sets forth, for each of our executive officers holding Company RSUs as of February 2, 2022, the latest practicable date to determine such amounts before the filing of this proxy statement, (i) the aggregate number of Shares subject to such Company RSUs and (ii) the value of cash amounts payable in respect of such Company RSUs on a pre-tax basis as of the consummation of the Offer, calculated by multiplying the Offer Price by the number of Shares subject to such Company RSUs. All Company RSUs currently held by our executive officers as of February 2, 2022 are unvested. No directors hold Company RSUs.
Name of Executive Officer	Number of Company RSUs (#)	Cash Consideration for RSUs ($)
Stephen C. Jumper	50,000	$117,000
James K. Brata	25,000	$58,500
C. Ray Tobias	25,000	$58,500
Employment Agreements and Letter Agreements
On October 8, 2014, the Company entered into employment agreements (each, an “Employment Agreement” and collectively, the “Employment Agreements,” as the same may be amended and supplemented from time to time) with Stephen C. Jumper, C. Ray Tobias, James K. Brata and James W. Thomas that set forth the terms and conditions of each executive officer’s employment. Each Employment Agreement provides that if the executive officer’s employment is terminated, he will receive any accrued and unpaid base salary as of the effective date of his or her termination and any employment benefits that have fully accrued and vested but have not been paid, in each case, as of the effective date of the termination of his employment and otherwise in accordance with applicable law.
Further, if, during the term of the Employment Agreement, the executive officer’s employment is terminated by the Company without Cause or by the executive officer for Good Reason (as each term is defined in the respective Employment Agreement): (i) the executive officer will receive severance payments in an amount equal to the continuation of the executive officer’s then-current base salary for the remainder of the term of the Employment Agreement, payable in equal bi-weekly payments in accordance with the Company’s payroll practices, (ii) all award agreements in effect between the Company and the executive officer under any equity compensation plan maintained by the Company will become automatically fully vested and exercisable, (iii) the executive officer will be entitled to a lump sum payment equal to the cost to the executive officer under COBRA to extend his or her then-current group health plan benefits for 18 months following the date of termination, (iv) the executive officer will be entitled to a lump sum payment equal to the prorated amount of the bonus, if any, the executive officer was eligible to earn pursuant to the Company’s annual incentive plan or similar arrangement, during the calendar year or fiscal year, as applicable, of his or her termination and (v) if the Company was providing the executive officer with an automobile, the executive officer may, for ten dollars ($10) of consideration paid to the Company, cause the Company to (a) transfer the title of such automobile to the executive officer, if such automobile is owned by the Company, or (b) assign the executive officer the Company’s right, title and interest in such automobile’s lease, if such automobile is leased by the Company.
Each Employment Agreement also provides the executive officer with additional benefits if the executive officer is terminated without Cause or the executive officer terminates his or her employment for Good Reason within the 12-month period immediately following a Change of Control (as defined in the Employment Agreement).
On February 15, 2016, the Company entered into letter agreements to amend the then-existing Employment Agreements between the Company and each of Mr. Jumper, Mr. Tobias, Mr. Brata and Mr. Thomas by modifying the annual base salary terms of the then-existing existing Employment Agreements. On May 4, 2018, the Company entered into letter agreements to amend the then-existing Employment

Agreements between the company and each of Mr. Jumper, Mr. Tobias, Mr. Brata and Mr. Thomas by modifying certain annual base salary provisions.
On April 15, 2020, the Company entered into letter agreements (each, a “2020 Letter Agreement,” and collectively, the “2020 Letter Agreements”) with each of Mr. Jumper, Mr. Tobias, Mr. Brata and Mr. Thomas in order to amend their respective then-existing Employment Agreements, each between the Company and the respective executive officer. Pursuant to the 2020 Letter Agreements, the current term of the then-existing Employment Agreements extended until the close of business on February 11, 2023 and, pursuant to the 2020 Letter Agreements, such term shall not be automatically renewed for any period following such date. The 2020 Letter Agreements set the annual base salary for each applicable executive officer and provided that, in the event an applicable executive officer, during the period from March 30, 2020 until February 11, 2023 (the “Adjustment Period”) incurs a Qualifying Termination (as defined in the respective Employment Agreements): (i) the salary that is used for determining certain severance benefits will be based on the executive officer’s Original Salary Rate (as defined in the 2020 Letter Agreements) and (ii) the period during which such severance benefit is payable shall be based on the remainder of the Current Term (as defined in the 2020 Letter Agreements) or twelve (12) months, whichever is longer. A retention payment, not to exceed a set amount intended to represent the aggregate reductions to the executive officer’s base salary during the Adjustment Period, subject to reduction by the Board, will be payable to an executive officer if such executive officer is continuously employed until the earlier of the close of the Current Term or a Qualifying Termination.
On September 30, 2020, the Company entered into a letter agreement with Mr. Jumper in order to amend his then-existing Employment Agreement and modify certain annual base salary provisions to continue until the expiration of the Adjustment Period.
In addition, the Employment Agreements contain customary provisions relating to confidentiality, non-solicitation, non-competition and non-disparagement.
Although it is not currently anticipated that any of our executive officers will experience a termination of employment in connection with the consummation of the Transactions, we estimate that the aggregate amount payable to our executive officers pursuant to the terms of their letter agreements, as applicable (including the value of Company RSUs canceled and converted into the right to receive Merger Consideration upon consummation of the Merger) would equal an amount between approximately $2,054,942 and $3,853,884 (as further described below), assuming that the consummation of the Transactions was October 25, 2021, and that each executive officer incurred a severance-qualifying termination of employment immediately following the consummation of the Transactions.
Potential Payments Upon a Change of Control or Termination
The award agreements under the 2016 Plan generally permit accelerated vesting of awards in the event of a change of control or upon termination of employment for reasons other than cause, or termination of employment due to death or disability. The Employment Agreements limit the extent to which such accelerated vesting will apply for the “Named Executive Officers.” Under the Employment Agreements, if a Named Executive Officer’s employment is terminated by the Company without “cause,” by the executive officer for “good reason” or due to “disability” (as each such term is defined in the Employment Agreement), whether before or after a change of control, accelerated vesting and exercisability of the Named Executive Officer’s currently outstanding awards under the 2016 Plan will occur. Similarly, in the event of a Named Executive Officer’s death, the award agreements under the 2016 Plan will provide for such accelerated vesting and exercisability. The Employment Agreements also provide for severance, bonus payments and other compensation, in the event that a Named Executive Officer’s employment is terminated by the Company without “cause” or by the executive for “good reason.” Further, in the event of a “change in control” of the Company that results in the termination of the executive’s employment by the Company without “cause” or by the executive for “good reason” within 12 months of the change in control, the executive would be entitled to receive two times the stated amounts for severance payments, bonus payments and COBRA benefits.
The 2016 Plan defines a “change of control” as, except as otherwise reflected in an award agreement, occurring when (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the total voting power of the Company’s then outstanding securities; (ii) the individuals who were members of the Board of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board following such election unless a majority of the new members of the Board were recommended or approved by majority vote of members of the Board immediately prior to such shareholders’ meeting; (iii) the Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation; or (iv) the Company shall have sold, transferred or exchanged all, or substantially all, of its assets to another corporation or other entity or person. The change of control definition under Section 409A of the Internal Revenue Code will apply to the extent necessary to comply with the requirements of Section 409A of the Internal Revenue Code in the event an award under the 2016 Plan is subject to Section 409A of the Internal Revenue Code. The definition of “change of control” under the Employment Agreements is defined in a manner consistent with the 2016 Plan.
On January 10, 2022, Mr. Jumper executed a waiver acknowledgment to acknowledge that his resignation as Chairman of the Board in connection with the Offer Acceptance Time occurring and his agreement with the Company that such resignation will not constitute Good Reason (as defined in the Employment Agreement between the Company and Mr. Jumper) and that Mr. Jumper will not have the right to resign for Good Reason solely as a result of his resignation, and that Mr. Jumper’s position as Chief Executive Officer of the Company and his Employment Agreement will not be affected otherwise.
To the extent that any of our Named Executive Officers’ compensation arrangements are described in
“— Arrangements between the Company and its Executive Officers, Directors and Affiliates — Employment Agreements and Letter Agreements” of this proxy statement, they are incorporated herein by reference. The amounts set forth in the table below, which represent an estimate of each Named Executive Officers’ “golden parachute” compensation as of October 25, 2021, calculated in accordance with the SEC’s rules on disclosing such golden parachute compensation, assume the following:
•
consummation of the Transactions constitutes a change in control for purpose of the applicable compensation plan or agreement;

•
the change in control was consummated on February 2, 2022, the latest practicable date prior to the filing of this proxy statement;

•
each Named Executive Officers’ employment is terminated without “cause” or with “good reason” immediately following the change in control; and

•
the value of the vesting acceleration of the Named Executive Officers’ equity awards is calculated using the Offer Price.

The amounts reported below are estimated based on multiple assumptions that may or may not actually occur, including the assumptions described above and elsewhere in this proxy statement. As a result, the transaction-related compensation, if any, to be received by a Named Executive Officer may materially differ from the amounts set forth below. The amounts in the table below do not include any value received in respect of Company RSUs held by the Named Executive Officers that are vested prior to the consummation of the Transactions.
Executive	Salary ($)(1)	Bonus ($)(2)	Vesting of stock awards ($)(3)	Vesting of option awards ($)(4)	All other benefits and perquisites ($)(5)	Total ($)
Stephen C. Jumper
Termination Without Cause / With Good Reason	634,615	—	117,000	—	19,548	771,163
Change in Control Termination	1,269,230	—	117,000	—	39,096	1,425,326
James K. Brata

Executive	Salary ($)(1)	Bonus ($)(2)	Vesting of stock awards ($)(3)	Vesting of option awards ($)(4)	All other benefits and perquisites ($)(5)	Total ($)
Termination Without Cause / With Good Reason	370,192	—	58,500	—	32,422	461,114
Change in Control Termination	740,384	—	58,500	—	47,844	841,728
C. Ray Tobias
Termination Without Cause / With Good Reason	423,077	—	58,500	—	29,548	511,125
Change in Control Termination	846,154	—	58,500	—	49,096	953,750

(1)
Pursuant to the 2020 Letter Agreements, which provide for certain salary reductions for each Named Executive Officer during an adjustment period commencing March 30, 2020 and ending February 11, 2023, in the event of such Named Executive Officer’s termination without cause, for good reason or under certain circumstances following a change of control, in each case during such adjustment period, the severance benefits payable to such Named Executive Officer will be based on the base salary amount in effect immediately prior to such adjustment period.

(2)
Our Named Executive Officers were not eligible for any cash bonus payments with respect to the year ended December 31, 2020 under the 2014 Plan.

(3)
The Merger Agreement provides that at or immediately prior to the Effective Time, each Company RSU granted or issued pursuant to the 2016 Plan, whether vested or unvested, that is outstanding immediately prior to the Effective Time shall be canceled and converted into the right to receive, at or promptly after the Effective Time, an amount in cash equal to the product of (i) the Merger Consideration and (ii) the total number of restricted stock units subject to such Company RSU.

(4)
All option awards held by our Named Executive Officers are fully vested.

(5)
All other benefits and perquisites include COBRA benefits as set forth in the Employment Agreements and automobile perquisites, as applicable.

Employee Benefits
For the period commencing on the date of the Effective Time through the first anniversary thereof, Parent shall, or shall cause the Surviving Corporation to, provide each employee of the Company or any of its Subsidiaries employed by the Company or any of its Subsidiaries immediately prior to the Effective Time whose employment with the Surviving Corporation (or Parent or any of its Affiliates) continues after the Effective Time (each, a “Continuing Employee”) with a base salary or wage rate that is no less favorable than the base salary or wage rate provided to similarly situated employees of Parent or its Affiliates immediately prior to the Offer Acceptance Time.
Following the Effective Time, Parent shall use commercially reasonable efforts to provide (or cause to be provided) to each Continuing Employee full credit for prior service with the Company and its Subsidiaries for purposes of vesting and eligibility to participate in employee benefit plans maintained by Parent or its Subsidiaries for which the Continuing Employee is eligible to participate following the Effective Time (but such service credit shall not be provided for benefit accrual purposes, except for vacation and severance) to the same extent as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any analogous Employee Plan; provided that the foregoing shall not apply to the extent that it would result in any duplication of benefits for the same period of service. Parent shall, and shall cause its Subsidiaries (including the Surviving Corporation) to, use commercially reasonable efforts to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage of the Continuing Employees (and any dependents thereof) under any welfare benefit plans in which such Continuing Employees (and any dependents thereof) may be eligible to participate after the Closing to the same extent such preexisting conditions, exclusions and waiting periods are waived under any analogous Employee Plan prior to the Effective Time and (ii) provide each Continuing Employee with credit for any co-payments and deductibles paid by such Continuing Employee during the calendar year in which the Effective Time occurs under the relevant welfare benefit plans in which such Continuing Employee is eligible to participate from and after the Effective Time to the same extent as such Continuing Employee was entitled, prior the Effective Time, to credit of such co-payments or deductibles under any analogous Employee Plan.
As used herein, “Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (regardless of whether such plan is subject to ERISA), (ii) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written (x) that is sponsored, maintained, administered, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries or (y) for which the Company or any of its Subsidiaries has or may have any direct or indirect liability
Section 16 and Rule 14d-10 Matters
Prior to the Effective Time, each party to the Merger agreement shall take all such steps as may be required to cause any dispositions of Shares in connection with the transactions contemplated by the Merger Agreement (including derivative securities of such Shares) by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.
The 2016 Plan has been approved as an “employment compensation, severance or other employee benefit arrangement” within the meaning of Rule 14d-10(d)(2) under the Exchange Act. Prior to the Effective Time, the Company will take all steps that may be necessary or advisable to cause each Employee Plan pursuant to which consideration is payable to any officer, director or employee entered into by the Company or any of its Subsidiaries on or after the date of the Merger Agreement to be approved as an “employment compensation, severance or other employee benefit arrangement” within the meaning of Rule 14d-10(d)(2) under the Exchange Act in a manner that satisfies the requirements of the non-exclusive safe harbor set forth in Rule 14d-10(d) of the Exchange Act.
Potential for Future Arrangements
To our knowledge, except for certain agreements described in this proxy statement, or in the documents incorporated by reference herein, between the Company and its executive officers and directors, no employment, equity contribution or other agreement, arrangement or understanding between any executive officer or director of the Company, on the one hand, and Parent, the Offeror, any of their respective Affiliates or the Company, on the other hand, existed as of the date of this proxy statement, and neither the Offer nor the Merger is conditioned upon any executive officer or director of the Company entering into any such agreement, arrangement or understanding.
In addition, although such other arrangements have not, to our knowledge, been finalized as of the date of this proxy statement, it is possible that members of our current management team will enter into new employment or consulting arrangements with the Surviving Corporation. Such other arrangements may include the right to purchase or participate in the equity of the Offeror or its Affiliates. Any such other arrangements with our existing management team will not become effective until after the Merger is completed, if at all. There can be no assurance that the applicable parties will reach an agreement on any terms, or at all.
Director Compensation
For services performed in 2020, each non-employee director serving on the Board received fees paid in cash of $84,000, consisting of quarterly payments of approximately $21,000, and each director emeritus received fees paid in cash of $66,000, part of which were awarded prior to each director emeritus’s resignation as a director after the 2020 annual shareholders meeting. In addition, members of the Audit Committee of the Board received cash payments totaling $18,000, with the Chairman of the Audit Committee receiving an additional $6,000 in cash. Members of the Compensation Committee of the Board received an additional $6,000 in cash. The Lead Director of the Board received an additional $12,000 in cash. The Company also reimburses reasonable expenses incurred by directors in attending meetings of the Board and other company business. None of the reimbursements for the non-employee directors exceeded $10,000 in 2020.
Directors who are also full-time officers or employees of the Company receive no additional compensation for serving as directors.
Indemnification of Directors and Officers; Insurance
Pursuant to the Merger Agreement, Parent shall cause the Surviving Corporation, and the Surviving Corporation has agreed, to do the following:
(i)
For six years after the Effective Time, the Surviving Corporation shall indemnify and hold harmless the present and former officers and directors of the Company (each, an “Indemnified Person”) in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent permitted by the TBOC or any other applicable law or provided under the Company’s certificate of formation and bylaws (the “bylaws”) in effect on the date of the Merger Agreement; provided that such indemnification shall be subject to any limitation imposed from time to time under applicable law.

(ii)
For six years after the Effective Time, Parent shall cause to be maintained in effect provisions in the Surviving Corporation’s certificate of formation and bylaws (or in such documents of any successor to the business of the Surviving Corporation) regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of the Merger Agreement.

(iii)
Prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with the Merger Agreement or the transactions or actions contemplated hereby); provided that the Company shall give Parent a reasonable opportunity to participate in the selection of such tail policy and the Company shall give reasonable and good faith consideration to any comments made by Parent with respect thereto. If the Company or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall continue to maintain in effect, for a period of at least six years from and after the Effective Time, the D&O Insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date hereof, or the Surviving Corporation shall purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in the Company’s existing policies as of the date hereof. Notwithstanding the foregoing, in no event shall Parent or the Surviving Corporation be required to, and in no event shall the Company be permitted to, without Parent’s prior written consent, expend for the policies pursuant to this section an aggregate premium amount in excess of 300% of the amount per annum the Company paid in its last full fiscal year; provided that if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.
(iv)
If Parent, the Surviving Corporation or any of its successors or assigns (A) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (B) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth above.

(v)
The rights of each Indemnified Person shall be in addition to any rights such person may have under the certificate of formation or bylaws of the Company or any of its Subsidiaries, under the TBOC or any other applicable law or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her representatives.

Financing of the Merger
The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition. We anticipate that the total amount of funds necessary to pay amounts payable in respect of certain restricted stock units, to pay fees and expenses related to theTransactions (other than the fees and expenses of the Company) and to pay (x) the Merger Consideration and (y) the Appraisal Consideration in connection with consummating the Merger, will be approximately $14,159,648.90 million. Parent will provide Merger Sub with the necessary funds to pay these amounts through cash on hand.
Closing and Effective Time
The closing of the Merger will take place no later than the second business day following the satisfaction or waiver in accordance with the Merger Agreement of all of the conditions to closing of the Merger (as described under the caption, “Proposal 1: Adoption of the Merger Agreement — Conditions to the Closing of the Merger”), other than conditions that by their terms are to be satisfied at the closing but subject to the satisfaction or waiver of such conditions, or such other time agreed to in writing by the Company, Parent and Merger Sub.
Appraisal Rights
Holders, as of the record date, of the Company’s common stock who dissent and vote against the Merger are entitled to certain appraisal rights under the TBOC in connection with the Merger, as described below and in Annex C hereto, which is incorporated herein by reference. Such holders who perfect their appraisal rights and strictly follow certain procedures in the manner prescribed by Subchapter H of Chapter 10 of the Texas Business Organizations Code (“Subchapter H”), as in effect on the date the parties entered into the Merger Agreement, will be entitled to receive payment of the fair value of their shares in cash from the Company, as the surviving corporation in the Merger. Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to the TBOC could be less than, the same as or more than the value of the consideration that they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.
ANY SHAREHOLDER OF THE COMPANY WHO WISHES TO EXERCISE APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE HIS OR HER RIGHT TO DO SO SHOULD REVIEW ANNEX C CAREFULLY AND SHOULD CONSULT HIS OR HER LEGAL ADVISOR, SINCE FAILURE TO TIMELY AND PROPERLY COMPLY WITH THE PROCEDURES SET FORTH THEREIN WILL RESULT IN THE LOSS OF SUCH RIGHTS.
If a Company shareholder has a beneficial interest in shares of the Company’s common stock that are held of record in the name of another person, such as a broker or nominee, and such Company shareholder desires to perfect whatever appraisal rights such beneficial Company shareholder may have, such beneficial Company shareholder must act promptly to cause the holder of record timely and properly to follow the steps summarized below.

FAILURE TO VOTE AGAINST THE MERGER BY A COMPANY SHAREHOLDER WILL RESULT IN A WAIVER OF SUCH HOLDER’S APPRAISAL RIGHTS.
When the Merger becomes effective, Company shareholders who strictly comply with the procedures prescribed in Subchapter H will be entitled to a judicial appraisal of the fair value of their shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, and to receive payment of the fair value of their shares in cash from the Company, as the surviving corporation in the Merger. This value could be more than, less than or the same as the value of the right to receive the Per Share Merger Consideration in the Merger. The following is a brief summary of the statutory procedures that must be followed by a common shareholder of the Company in order to perfect appraisal rights under the TBOC. This summary is not intended to be complete and is qualified in its entirety by reference to Subchapter H, the text of which is included as Annex C to this proxy statement and is incorporated herein by reference. We advise any shareholder of the Company considering demanding appraisal to consult legal counsel.
To preserve your rights if you wish to exercise your statutory dissenters’ rights, you must satisfy each of the conditions listed below and more fully described in Subchapter H:
•
You must deliver to the Company a written notice dissenting to the Merger that demands payment of the fair value of your shares. Voting against the adoption and approval of the Merger Agreement and the Merger by itself does not constitute a demand for the payment of the fair value of your shares within the meaning of Subchapter H. Your written notice must be addressed to Dawson Geophysical Company, 508 West Wall, Suite 800, Midland, Texas 79701, Attention: Secretary, and must be delivered before the Merger is considered for approval. Your written notice must provide to the Company an address to which a notice relating to the dissent and appraisal procedures under Subchapter H may be sent. Your notice must state the number and class of your shares of the Company and your estimate of the fair value of the shares.

•
You must vote against the adoption and approval of the Merger Agreement and the Merger. An abstention from or vote in favor of the adoption and approval of the Merger Agreement and Merger, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the adoption and approval of the Merger Agreement and the Merger. Therefore, a shareholder who wishes to exercise dissenters’ rights must vote against the Merger Agreement and the Merger.

•
You must follow the statutory procedures for perfecting dissenters’ rights under the TBOC. If the Merger is consummated, within 10 days following the effective time of the Merger, we will send written notice that the Merger has become effective to all shareholders who voted against the Merger and who have given written notice under the dissenters’ rights provisions. Within 20 days after making demand for payment, the shareholder must deliver to the Company any certificates representing the shares to which the demand relates. Failure to submit the certificates within the 20 day period has the effect of terminating, at the option of the Company, the shareholder’s rights to dissent and appraisal unless a court, for good cause shown, directs otherwise.

If you fail to satisfy any of these conditions, you will not be entitled to exercise your dissenters’ rights.
You may withdraw your demand for the payment of the fair value of your shares at any time before payment for the shares has been made or a petition requesting a finding and determination of the fair value of your shares has been filed. Unless the Company consents to the withdrawal of the demand, you may not withdraw your demand for payment after payment for the shares has been made or a petition requesting a finding and determination of the fair value of your shares has been filed.
Within 20 days after we receive your demand for payment, we must respond to you in writing by accepting the amount claimed in the demand as the fair value of the shares specified in the notice, or by rejecting the demand. If we accept the amount claimed in your demand, we must pay the amount within 90 days after the effective time of the Merger if you deliver to us endorsed certificates representing your shares. If we reject the amount claimed in the demand, we must provide to you in our response an estimate by the Company of the fair value of your shares with an offer to pay the amount of that estimate. Our offer must remain open for at least 60 days from the date the offer is first delivered to you. If you accept the offer or if you and the Company reach an agreement as to the fair value of the shares, and if you deliver to us endorsed certificates representing your shares, we must pay the agreed amount within 60 days after the date the offer is accepted or the agreement is reached.
If you and the Company are unable to reach an agreement as to the fair value of your shares within 60 days of the offer of payment for your shares, you or the Company may file a petition requesting a finding and determination of the fair value of your shares. The petition must be filed within 60 days after the expiration of the 60 day period following the Company’s offer. Upon your filing of a petition, service of a copy of the petition must be made to the Company. The Company has no obligation to file such a petition in the event there are dissenting shareholders. Accordingly, your failure to file such a petition within the period specified could nullify your previously written demand for payment. There is no present intent on the part of the Company to file a petition, and you should not assume that we will file such a petition or that we will initiate any agreement as to the value of your shares. Therefore, if you desire to have the fair value of your shares determined, you should initiate any petitions necessary for the perfection of your dissenters’ rights within the time periods and in the manner prescribed in Subchapter H.
Within ten days after the Company receives a copy of a petition requesting a finding and determination of the fair value of the shares, we must file with the clerk of the court a list containing the names and addresses of each shareholder of the Company who has duly demanded payment for shares and with whom agreement as to the value of the shares has not been reached with the Company. The clerk of the court will provide notice of the hearing by registered mail to the Company and to each shareholder on the list. The court will determine which shareholders have perfected their rights and become entitled to receive payment for the fair value of their shares, and will appoint an appraiser to determine the fair value of the shares, which determination is subject to final approval by a court. All court costs will be allocated between the parties in the manner that the court deems fair and equitable.
Subchapter H provides that the fair value of the shares subject to dissenters’ rights is the value of the shares on the date preceding the Merger. Any increase or decrease in the value of the shares occurring in anticipation of the Merger or as a result of the Merger is not included in the computation of the fair value of the shares. You should be aware that the fair value of your shares as determined under Subchapter H could be more than, the same as, or less than the value that you are entitled to receive under the terms of the Merger Agreement. You should also be aware that investment banking opinions as to the fairness, from a financial point of view, of the consideration to be received in a sale transaction, such as the proposed Merger, are not opinions as to fair value under Subchapter H.
Any shareholder who has demanded payment for the shareholder’s shares is not entitled to vote or exercise any other rights of a shareholder with respect to the shares except the right to receive payment for the shares under Subchapter H and bring an appropriate action to obtain relief on the ground that the action to which the demand relates would be or was fraudulent. Shares for which payment has been demanded will not be considered outstanding for purposes of any subsequent vote or action.
Any shareholder who fails to strictly comply with the requirements of Subchapter H, attached as Annex C to this proxy statement and incorporated herein by reference, will forfeit his, her or its rights to dissent from the Merger and to exercise appraisal rights and will receive Merger Consideration on the same basis as all other shareholders.
THE PROCESS OF REQUESTING APPRAISAL REQUIRES STRICT COMPLIANCE WITH TECHNICAL PREREQUISITES. THOSE INDIVIDUALS OR ENTITIES WISHING TO DISSENT AND TO EXERCISE THEIR APPRAISAL RIGHTS SHOULD CONSULT WITH THEIR OWN LEGAL COUNSEL IN CONNECTION WITH COMPLIANCE UNDER SUBCHAPTER H. TO THE EXTENT THERE ARE ANY INCONSISTENCIES BETWEEN THE FOREGOING SUMMARY AND SUBCHAPTER H, SUBCHAPTER H SHALL CONTROL.
Litigation Related to the Merger
Since November 1, 2021, ten lawsuits related to the Transactions have been filed on behalf of purported Company shareholders, brought as individual actions (captioned Stein v. Dawson Geophysical Company, et al., Case No. 1:21-cv-09064 (filed November 3, 2021 in the United States District Court for the Southern

District of New York); Whitfield v. Dawson Geophysical Company, et al., Case No. 1:21-cv-09176 (filed November 5, 2021 in the United States District Court for the Southern District of New York); Simmons v. Dawson Geophysical Company, et al., Case No. 1:21-cv-06225 (filed November 9, 2021 in the United States District Court for the Eastern District of New York); Wheeler v. Dawson Geophysical Company, et al., Case No. 1:21-cv-03018 (filed November 9, 2021 in the United States District Court for the District of Colorado); Carlisle v. Dawson Geophysical Company, et al., Case No. 1:21-cv-03025 (filed November 9, 2021 in the United States District Court for the District of Colorado); Hopkins v. Dawson Geophysical Company, et al., Case No. 2:21-cv-04976 (filed November 10, 2021 in the United States District Court for the Eastern District of Pennsylvania); Wilhelm v. Dawson Geophysical Company, et al., Case No. 1:21-cv-09385 (filed November 12, 2021 in the United States District Court for the Southern District of New York); Velez v. Dawson Geophysical Company, et al., Case No. 1:21-cv-09563 (filed November 18, 2021 in the United StatesDistrict Court for the Southern District of New York); Protzek, Jr. v. Dawson Geophysical Company, et al., Case No. 1:21-cv-10407 (filed December 6, 2021 in the United States District Court for the Southern District of New York); Raul v. Dawson Geophysical Company, et al., Case No. 1:21-cv-09563 (filed November 18, 2021 in the United States District Court for the Southern District of New York)). All complaints name as defendants the Company and each of the members of the Board, and the Whitfield complaint also names the Offeror and Parent as defendants. The Velez complaint was voluntarilydismissed without prejudice on January 18, 2022, the Simmons complaint was voluntarily dismissed on January 27,2022, the Stein complaint was voluntarily dismissed with prejudice on February 7, 2022, the Whitfield complaintwas voluntarily dismissed on February 14, 2022, the Hopkins complaint was voluntarily dismissed on February15, 2022, the Carlisle case was voluntarily dismissed on February 18, 2022, and the Raul case was voluntarily dismissed on February 18, 2022.
The complaints variously allege that the Company and the members of the Board violated Sections 14(d) and 14(e) of the Exchange Act and Rule 14d-9 and, for Stein,Whitfield, Hopkins, and Protzek, Jr., Rule 14a-9 promulgated thereunder by failing to provide in the Schedule 14D-9 all material information needed by the public shareholders to make an informed decision whether to tender their shares of Company Common Stock, and that the members of the Board violated Section 20(a) of the Exchange Act by allowing the filing of a materially deficient Schedule 14D-9. The Whitfield complaint also alleges that Offeror and Parent violated Sections 14(d), 14(e) and 20(a) of the Exchange Act and Rule 14d-9 promulgated thereunder by allowing the filing of a materially deficient Schedule 14D-9.
The complaints variously seek, among other relief, an injunction against the Transaction (or, in the alternative, rescission or an award of rescissory damages if the Transactions are completed), an award of attorneys’ and experts’ fees and costs, a declaration that the defendants violated Sections 14(d), 14(e) and 20(a) of the Exchange Act and Rules 14a-9 and 14d-9 promulgated thereunder, and a judgment directing that the defendants account for damages sustained because of the alleged wrongs.
The defendants believe that these complaints lack merit but cannot predict the outcome of these matters. Furthermore, additional lawsuits may be filed before the stockholder meeting and/or the consummation of the Merger. Such litigation could prevent or delay consummation of the Merger.
Accounting Treatment
The Merger will be accounted for as a “purchase transaction” for financial accounting purposes.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of material U.S. federal income tax consequences of the Merger that may be relevant to U.S. Holders and Non-U.S. Holders (each as defined below) of shares of Dawson common stock whose shares are converted into the right to receive cash pursuant to the Merger. This summary does not describe any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, court decisions, published positions of the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations at any time, possibly with retroactive effect. This discussion is limited to U.S. Holders who hold their shares of Dawson common stock as “capital assets” within the meaning of

Section 1221 of the Code (generally, property held for investment purposes) and own less than 5% of the total outstanding shares of Dawson common stock.
This discussion is for general information only and does not address all of the tax consequences that may be relevant to Dawson stockholders in light of their particular circumstances. For example, this discussion does not address:
•
tax consequences that may be relevant to Dawson stockholders who may be subject to special treatment under U.S. federal income tax laws, such as banks or other financial institutions; tax-exempt organizations; retirement or other tax deferred accounts; S corporations, partnerships or any other entities or arrangements treated as partnerships or pass-through or disregarded entities for U.S. federal income tax purposes (or an investor in a partnership, S corporation or other pass-through or disregarded entity); insurance companies; mutual funds; governmental organizations; dealers or brokers in stocks and securities; traders in securities that elect to use the mark-to-market method of accounting for their securities; regulated investment companies; real estate investment trusts; controlled foreign corporations; passive foreign investment companies; corporations that accumulate earnings to avoid U.S. federal income tax; foreign pension funds and their Affiliates; entities subject to the U.S. anti-inversion rules; or certain U.S. expatriates or former citizens or long-term residents of the United States);

•
tax consequences to Dawson stockholders holding their shares of Dawson common stock through an “individual retirement account” (IRA), “Roth IRA,” or other tax-deferred account;

•
tax consequences to Dawson stockholders holding their shares of Dawson common stock as part of a hedging, constructive sale or conversion, straddle or other risk reduction transaction;

•
tax consequences to Dawson stockholders that received their shares of Dawson common stock in a compensatory transaction, through a tax qualified retirement plan or pursuant to the exercise of options or warrants;

•
tax consequences to Dawson stockholders who own an equity interest in Parent following the Merger;

•
tax consequences to U.S. Holders whose “functional currency” is not the U.S. dollar;

•
tax consequences to Dawson stockholders who hold their Dawson common stock through a bank, financial institution or other entity, or a branch thereof, located, organized or resident outside the United States;

•
tax consequences arising from the Medicare tax on net investment income;

•
tax consequences to Dawson stockholders subject to special tax accounting rules as a result of any item of gross income with respect to the shares of Dawson common stock being taken into account in an “applicable financial statement” (as defined in Section 451(b) of the Code); or

•
tax consequences to Dawson stockholders who acquired their shares of Dawson common stock through the exercise of employee stock options or otherwise as compensation;

•
the U.S. federal estate, gift or alternative minimum tax consequences, if any, as a result of the Merger; or

•
tax consequences to Dawson stockholders that do not vote in favor of the Merger and that properly demand appraisal of their shares under Section 262.

We have not sought, and do not intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.
THE FOLLOWING SUMMARY IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING AND ADVICE. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU IN CONNECTION WITH THE MERGER IN LIGHT OF YOUR OWN PARTICULAR

CIRCUMSTANCES, INCLUDING FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER STATE, LOCAL OR NON-U.S. TAX LAWS.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of Dawson common stock that is for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (1) that is subject to the primary supervision of a court within the United States and the control of one or more United States persons as defined in Section 7701(a)(30) of the Code; or (2) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

The receipt of cash by a U.S. Holder in exchange for shares of Dawson common stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, such U.S. Holder’s gain or loss will be equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares of Dawson common stock surrendered pursuant to the Merger. Gain or loss must be determined separately for each block of shares (that is, for each block of shares of Dawson common stock acquired at the same cost in a single transaction). A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares of Dawson common stock. A U.S. Holder’s gain or loss on the disposition of shares of Dawson common stock will generally be characterized as capital gain or loss. Any such gain or loss will be long-term capital gain or loss if such U.S. Holder’s holding period in such shares is more than one year at the time of the completion of the Merger. A reduced tax rate on capital gain generally will apply to long-term capital gain of a non-corporate U.S. Holder (including individuals). The deductibility of capital losses is subject to limitations.
Non-U.S. Holders
The following is a summary of the material U.S. federal income tax consequences that will apply to you if you are a Non-U.S. Holder. The term “Non-U.S. Holder” means a beneficial owner of Dawson common stock that is, for U.S. federal income tax purposes, not a U.S. Holder.
Any gain realized by a Non-U.S. Holder pursuant to the Merger generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax at the rates and in the manner generally applicable to U.S. Holders as described above, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty);

•
such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of disposition of shares of Dawson common stock pursuant to the Merger, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a flat rate of 30% (or a lower rate under an applicable income tax treaty), which gain may be offset by certain U.S. source capital losses of such Non-U.S. Holder, provided that the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses; or

•
Dawson is or has been a “United States real property holding corporation” as such term is defined in Section 897(c) of the Code (“USRPHC”), at any time within the shorter of the five-year period preceding the Merger or such Non-U.S. Holder’s holding period with respect to the applicable shares of Dawson common stock (the “Relevant Period”) and, assuming shares of Dawson common stock are regularly traded on an established securities market (within the meaning of Section 897(c)(3)

of the Code), such Non-U.S. Holder owns directly or is deemed to own pursuant to attribution rules more than 5% of Dawson’s outstanding common stock at any time during the Relevant Period, in which case such gain will be subject to U.S. federal income tax at rates generally applicable to U.S. persons (as described in the first bullet point above), except that the branch profits tax will not apply. Although there can be no assurances in this regard, we believe that we are not, and have not been, a USRPHC at any time during the five-year period preceding the Merger.
Information Reporting and Backup Withholding
Information reporting and backup withholding (currently, at a rate of 24%) may apply to the proceeds received by a Dawson stockholder pursuant to the Merger. Backup withholding generally will not apply to (1) a U.S. Holder that furnishes a correct taxpayer identification number and certifies that such holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form) or (2) a Non-U.S. Holder that (i) provides a certification of such holder’s foreign status on the appropriate series of IRS Form W-8 (or a substitute or successor form) or (ii) otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s actual U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.
Withholding on Foreign Entities
Sections 1471 through 1474 of the Code (“FATCA”), impose a U.S. federal withholding tax of 30% on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding certain U.S. account holders of such institution or an exemption applies. FATCA also generally will impose a U.S. federal withholding tax of 30% on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes. Although the Code provides that FATCA withholding generally also will apply to payments of gross proceeds from sales or other dispositions of Dawson common stock, the U.S. Treasury Department released proposed regulations which eliminates the federal withholding tax of 30% applicable to such gross proceeds. In its preamble to such proposed regulations, the U.S. Treasury Department stated that taxpayers may generally rely on the proposed regulations until final regulations are issued or such proposed regulations are revoked.
You are encouraged to consult with your own tax advisors regarding the possible implications of FATCA on the disposition of Dawson common stock pursuant to the Merger.
YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR CIRCUMSTANCES AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX RULES, OR UNDER THE LAWS OF ANY STATE, LOCAL OR FOREIGN TAX LAWS.
Regulatory Approvals for the Merger
The Company and Parent have agreed to take all action necessary to comply with all regulatory notification requirements, and, subject to certain limitations, to obtain all regulatory approvals required to consummate the Merger and the other transactions contemplated by the Merger Agreement. The transactions contemplated by the Merger Agreement are not subject to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules promulgated thereunder by the Federal Trade Commission or other foreign laws and regulations covering similar matters.

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
The following summary describes the material provisions of the Merger Agreement. The descriptions of the Merger Agreement in this summary and elsewhere in this proxy statement are not complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should carefully read and consider the entire Merger Agreement, which is the legal document that governs the Merger, because this summary may not contain all the information about the Merger Agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the Merger Agreement (1) were made only for purposes of the Merger Agreement and as of specific dates; (2) were made solely for the benefit of the parties to the Merger Agreement; and (3) may be subject to important qualifications, limitations and supplemental information agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In addition, the representations and warranties have been included in the Merger Agreement for the purpose of allocating contractual risk between the Company, Parent and Merger Sub rather than to establish matters as facts, and may be subject to standards of materiality applicable to such parties that differ from those applicable to investors. Stockholders are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent or Merger Sub or any of their respective Affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement. In addition, you should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of the Company, Parent and Merger Sub, because the parties may take certain actions that are either expressly permitted in the confidential disclosure letter to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The Merger Agreement is described below, and included as Annex A, only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding the Company, Parent, Merger Sub or their respective businesses. Accordingly, the representations, warranties, covenants and other agreements in the Merger Agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding the Company and our business.
Effects of the Merger; Directors and Officers; Certificate of Incorporation; Bylaws
The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, and in accordance with the TBOC, at the Effective Time: (1) Merger Sub will be merged with and into the Company, with the Company becoming a subsidiary of Parent; and (2) the separate corporate existence of Merger Sub will thereupon cease. From and after the Effective Time, the Surviving Corporation will possess all properties, rights, privileges, powers and franchises of the Company and Merger Sub, and all of the debts, liabilities and duties of the Company and Merger Sub will become the debts, liabilities and duties of the Surviving Corporation.
From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with the TBOC, (i) the directors of Merger Sub at the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of Merger Sub at the Effective Time shall be the officers of the Surviving Corporation. At the Effective Time, the certificate of incorporation of the Surviving Corporation shall be amended and restated as set forth in Exhibit A to the Merger Agreement and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until further amended in accordance with Applicable Law, and the bylaws of Merger Sub in effect at the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with Applicable Law.
Closing and Effective Time
The closing of the Merger will take place no later than the second business day following the satisfaction or waiver of all conditions to closing of the Merger (described below under the caption, “— Conditions to the Closing of the Merger”) (other than those conditions to be satisfied at the closing of the Merger) or such other time agreed to in writing by the Company, Parent and Merger Sub. On the Closing Date (as defined in the Merger Agreement), the parties will file a certificate of merger with the Secretary of State of Texas as provided in the relevant provisions of the TBOC and make all other filings or recordings required by the TBOC in connection with the Merger. The Effective Time will occur at such time as the certificate of merger is duly filed with the Secretary of State of Texas (or at such later time as may be specified in the certificate of merger).
Merger Consideration
The Company’s Common Stock
At the Effective Time, each then outstanding share of Dawson common stock (other than shares of Dawson common stock (1) owned by Parent or its Affiliates (the “Owned Company Shares”) or (2) owned by Dawson stockholders who have properly and validly exercised their statutory rights of appraisal in respect of such shares of Dawson common stock in accordance with the applicable statutory provisions of Subchapter H of Chapter 10 of the TBOC (the shares contemplated by this clause (2), collectively, the “Dissenting Company Shares”)) will be cancelled and retired and shall cease to exist and automatically converted into the right to receive the Per Share Price, less any applicable withholding of taxes.
Outstanding Company RSUs
Each Company RSU Award (whether vested or unvested) that is outstanding as of immediately prior to the Effective Time shall be cancelled and automatically converted into the right to receive an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of the Company’s common stock subject to the Company RSU multiplied by (B) the Per Share Price, subject to any required withholding of taxes.
Exchange and Payment Procedures
Prior to the Closing, Parent will designate the Company’s transfer agent or such other bank or trust company, reasonably acceptable to the Company (the “Paying Agent”) to act as the payment agent for the Merger. The Company and Parent shall enter into a Paying Agent agreement with the Paying Agent which agreement shall set forth the duties, responsibilities and obligations of the Paying Agent consistent with the terms of the Merger Agreement and otherwise reasonably acceptable to the Company and Parent. Promptly after the Effective Time on the date of Closing, Parent shall make available to the Paying Agent, as needed, the Merger Consideration to be paid in respect of the Certificates and the Uncertificated Shares, in the aggregate, in an amount sufficient to pay the Merger Consideration required to be paid by the Paying Agent in accordance with the Merger Agreement (such cash, the “Consideration Fund”).
Promptly after the Effective Time (and in any event within three business days after the Effective Time), Parent shall send, or shall cause the Paying Agent to send, to each holder of Shares at the Effective Time a letter of transmittal and instructions in customary form (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Paying Agent) for use in such exchange, the form and substance of such letter of transmittal and instructions shall be reasonably agreed to by Parent and the Company and prepared prior to the Closing.
Each holder of Shares that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal, or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration payable for each Share represented by such Certificate or for each such Uncertificated Share. The amount of any Per Share Price paid to stockholders may be reduced by any applicable withholding of taxes.
If any cash deposited with the Payment Agent is not claimed within one year following the Effective Time, to the extent permitted by the TBOC, such cash will be returned to Parent upon demand, and any holders of Dawson common stock who have not complied with the exchange procedures in the Merger Agreement will thereafter look only to Parent as general creditor for payment of the Per Share Price. To the extent permitted by applicable laws, any cash deposited with the Payment Agent that remains unclaimed two years following the Effective Time, or at such earlier date as is immediately prior to the time at which such amounts would otherwise escheat to or become property of any governmental authority, will become the property of the Surviving Corporation free and clear of any claims or interest of any person previously entitled thereto.
Representations and Warranties
The Merger Agreement contains representations and warranties of the Company, Parent and Merger Sub.
Some of the representations and warranties in the Merger Agreement made by the Company are qualified as to “materiality” or “Company Material Adverse Effect.” For purposes of the Merger Agreement, “Company Material Adverse Effect” means any event, circumstance, change, occurrence, development or effect that has had or would reasonably be expected to result in a material adverse change in, or material adverse effect on, (a) the financial condition, business, assets, liabilities, results of operations or prospects of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to consummate the transactions contemplated hereby; provided, however, that for purposes of clause (a) a “Company Material Adverse Effect” shall not include any event, circumstance, change, occurrence, development or effect to the extent arising after the date hereof and resulting from or arising in connection with:
(i)
conditions generally affecting the onshore seismic data acquisition services industry’

(ii)
general economic, political or financial or securities market conditions;

(iii)
natural disasters, acts of war, terrorism, military actions or the escalation thereof, earthquakes, hurricanes, tornadoes or other natural disasters;

(iv)
changes in GAAP, in the interpretation of GAAP, in the accounting rules and regulations of the SEC, or changes in Applicable Law;

(v)
the taking of any action by the Company or any Subsidiary of the Company to the extent the taking of such action is expressly required by the Merger Agreement or such action was taken at the written request of Parent or Merger Sub (provided that this clause shall not apply to the representations and warranties that, by their terms, speak specifically of the consequences arising out of the execution or performance of the Merger Agreement or the consummation of the transactions contemplated hereby);

(vi)
any action arising out of, resulting from or related to the transactions contemplated herein (other than an Action alleging any breach of any fiduciary duty) or any demand, Action, claim or proceeding for appraisal of any Shares pursuant to the TBOC in connection herewith;

(vii)
any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or the evolution of any COVID-19 measures or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic);

(viii)
any decrease or decline in the market price or trading volume of the Shares or any failure by the Company to meet any projections, forecasts or revenue or earnings predictions of the Company or of any securities analysts (provided that, in the case of this clause, the underlying cause of any such decrease, decline, or failure may be taken into account in determining whether a Company Material Adverse Effect has occurred except to the extent otherwise excluded pursuant to another clause in this definition), except, in the case of clauses (i), (ii), (iii), and (iv), to the extent that such event, circumstance, change, occurrence, development or effect disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to other Persons engaged in the same industries in which the Company operates, in which case, to the extent not otherwise excluded pursuant to another clause of this definition, such disproportionate effects and the events and circumstances underlying such disproportionate effects may be taken into account in determining whether a “Company Material Adverse Effect” has occurred.

In the Merger Agreement, the Company has made customary representations and warranties to Parent and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
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due organization, valid existence, good standing and authority and qualification to conduct business with respect to the Company;

•
the Company’s corporate power and authority to enter into and perform the Merger Agreement, the enforceability of the Merger Agreement;

•
the organizational documents of the Company;

•
the necessary approval of the Board of Directors;

•
required consents, approvals and regulatory filings in connection with the Merger Agreement and performance thereof;

•
the absence of any conflict, violation or material alteration of any organizational documents, existing contracts, or laws applicable to the Company;

•
the capital structure of the Company;

•
certain indebtedness of the Company;

•
the subsidiaries of the Company;

•
the accuracy and required filings of the Company’s SEC filings and financial statements;

•
the Company’s disclosure controls and procedures;

•
the Company’s internal accounting controls and procedures;

•
certain filings made in connection with the Offer;

•
(i) the conduct of the business of the Company in the ordinary course of business consistent with past practices, from December 31, 2020 through October 25, 2021, and (ii) from December 31, 2020 through October 25, 2021, no occurrence of a Company Material Adverse Effect;

•
the absence of specified undisclosed liabilities;

•
the Company’s compliance with laws, permits and court orders and requirements and possession of necessary permits;

•
trade controls matters and compliance with the Foreign Corrupt Practices Act of 1977;

•
insurance matters;

•
litigation matters;

•
certain real property owned, leased or subleased by the Company;

•
trademarks, patents, copyrights and other intellectual property matters including data security requirements and privacy;

•
tax matters;

•
employee benefit plans;

•
labor matters;

•
environmental matters;

•
the existence and validity of specified categories of the Company’s material contracts;

•
the absence of any transactions, relations or understandings between the Company or any of its subsidiaries, on the one hand, and any Affiliate or related person thereof, on the other hand;

•
payment of fees to brokers in connection with the Merger Agreement;

•
the rendering of Moelis’s opinion to the Board of Directors;

•
the inapplicability of anti-takeover statutes to the Merger; and

•
the exclusivity and terms of the representations and warranties made by Parent and Merger Sub.

Some of the representations and warranties in the Merger Agreement made by Parent are qualified as to “materiality” or “Parent Material Adverse Effect.” For purposes of the Merger Agreement, “Parent Material Adverse Effect” means any event, circumstance, change, occurrence, development or effect that would or would reasonably be expected to, individually or in the aggregate, materially impair, prevent or materially delay Parent’s ability to consummate the transactions contemplated by the Merger Agreement.
In the Merger Agreement, Parent and Merger Sub have made customary representations and warranties to the Company that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement. These representations and warranties relate to, among other things:
•
due organization, good standing and authority and qualification to conduct business with respect to Parent and Merger Sub;

•
Parent’s and Merger Sub’s corporate authority to enter into and perform the Merger Agreement, the enforceability of the Merger Agreement;

•
required consents and regulatory filings in connection with the Merger Agreement;

•
the absence of any conflict, violation or breach of any organizational documents, existing contracts and applicable laws;

•
certain filings made in connection with the Offer;

•
payment of fees to brokers in connection with the Merger Agreement;

•
Parent’s ability to pay the Merger Consideration;

•
the absence of litigation or orders;

•
ownership of equity interests of the Company; and

•
the exclusivity and terms of the representations and warranties made by the Company.

The representations and warranties contained in the Merger Agreement will not survive the consummation of the Merger.
Conduct of Business Pending the Merger
The Merger Agreement provides that, (w) except as expressly contemplated by the Merger Agreement (including (1) payment of fees and expenses of counsel, the Company Financial Advisor and other advisors and representatives in connection with the transactions contemplated by the Merger Agreement and (2) any actions taken pursuant to a Superior Proposal (as defined in the Merger Agreement), (x) with the prior written consent of Parent, (y) as may be required by Applicable Law or (z) as set forth in the Company Disclosure Schedule; during the period of time between the date of the signing of the Merger Agreement and the Effective Time (the “Interim Period”), the Company will and will cause each of its subsidiaries to conduct its business in the ordinary course consistent with past practice and, to the extent consistent therewith, use its commercially reasonable efforts to:
•
preserve intact its present business organization;

•
maintain in effect all necessary Permits;

•
keep available the services of its directors, Officers and Key Employees on commercially reasonable terms;

•
maintain existing relations and goodwill with Governmental Authorities, its material customers, material suppliers, lenders, vendors, agents, contractors, and others having material business relationships with it; and

•
comply with any quarantine, shut down or similar law promulgated by any Governmental Authority and directly applicable to specified areas and types of business operations of the Company, in each case, in connection with or response to the COVID-19 pandemic.

In addition, the Company has also agreed that, except as required by Applicable Law or as set forth in the Company Disclosure Schedule, during the Interim Period the Company will not, nor will it permit any of its Subsidiaries to, without the prior written consent of Parent in each instance (which, other than with respect to clauses (e), (f) (as far as such clause (f) is related to any acquisition other than a merger, consolidation or business combination with any other Person), (k), (l), (m) and (o) below, may be withheld by Parent in its sole discretion):
(a)
amend or otherwise change its certificate of incorporation, bylaws or other similar organizational documents (whether by merger, consolidation or otherwise);

(b)
enter into any new line of business outside the existing business of the Company and its Subsidiaries as of the date of the Merger Agreement;

(c)
(i) adjust, split, combine, subdivide or reclassify any shares of its capital stock, (ii) declare, authorize, establish a record date for, accrue, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock (including any Shares), except for dividends by any of its wholly-owned Subsidiaries or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any shares of its capital stock (including any Shares), Company Securities or any Company Subsidiary Securities;

(d)
(i) issue, deliver, sell, dispose, encumber, grant, confer, award or authorize the issuance, delivery, sale, disposal, encumbrance, grant, conferral or award of, any shares of any Company Securities (including under the 2016 Plan) or Company Subsidiary Securities, other than the issuance of (A) any Shares upon the settlement of any Company RSUs that are outstanding on the date of the Merger Agreement in accordance with their terms on the date of the Merger Agreement and (B) any Company Subsidiary Securities to the Company or any other wholly-owned Subsidiary of the Company or (ii) amend or otherwise change any term of any Company Security or any Company Subsidiary Security (in each case, whether by merger, consolidation or otherwise);

(e)
incur any capital expenditures or any obligations or liabilities in respect thereof in excess of the amount reflected in the Company’s capital expenditure budget attached to Section 7.01(e) of the Company Disclosure Schedule;

(f)
make any acquisition of (including by merger, consolidation or acquisition of stock or assets or otherwise) any Person or any division or portion thereof; acquire any assets, other than any asset acquisitions in an aggregate amount not to exceed $250,000 in the ordinary course of business; or otherwise merge, consolidate or amalgamate with any other Person;

(g)
adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(h)
sell, lease, license or otherwise transfer, or dispose of, mortgage, sell and lease back or otherwise or create or incur any Lien on, any of the Company’s or its Subsidiaries’ assets, securities, properties, interests or businesses or other interests therein whether tangible or intangible (including securitizations) (other than Intellectual Property) that is material to the Company and its Subsidiaries, taken as a whole, other than (i) sales of inventory in the ordinary course of business consistent with past practice or an obsolete or worthless asset, (ii) pursuant to Contracts in effect on the date hereof, (iii) Permitted Liens and (iv) transfers among the Company and its wholly owned Subsidiaries, or among the wholly owned Subsidiaries of the Company;

(i)
sell, assign, license, sublicense, transfer, convey, abandon, incur any Lien other than Permitted Liens on or otherwise dispose of or fail to maintain, enforce or protect any material Intellectual Property owned, used or held for use by the Company or any of its Subsidiaries (except for non-exclusive licenses or sublicenses of Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice);

(j)
make any loans, advances or capital contributions to, or investments in, any other Person, other than in a wholly owned Company Subsidiary, investments in short term marketable securities and cash equivalents, and advances to employees in respect of travel or other related business expenses in each case in the ordinary course of business consistent with past practice;
(k)
create, incur, assume, suffer to exist or otherwise become liable with respect to any Indebtedness, or repay, redeem, repurchase or otherwise retire any (other than as required by its terms) existing Indebtedness, in each case except for (i) loans or advances between Subsidiaries of the Company or between the Company and Subsidiaries, (ii) trade payables incurred in the ordinary course of business, (iii) immaterial obligations incurred pursuant to business credit cards in the ordinary course of business and (iv) any other Indebtedness incurred under the Dominion Loan Agreement in the ordinary course of business consistent with past practice for capital expenditures and working capital;

(l)
renew, enter into, amend or modify or terminate any Material Contract, or any Contract that would constitute a Material Contract if it were in effect on the date of the Merger Agreement (except the expiration or renewal of any Material Contract in accordance with its terms), or otherwise waive, release, relinquish or assign any material rights, claims or benefits of the Company or any of its Subsidiaries; provided, however, that this shall not prevent the Company from entering into any new Contract for the provision of seismic services in the ordinary course of business;

(m)
except as required by the terms of any Employee Plan as in effect on the date hereof or Applicable Law, (v) with respect to any current or former Service Provider, (A) grant or increase any compensation, bonus, severance, retention, change in control, termination pay, welfare or other benefits, (B) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former Service Provider or (C) enter into or amend any employment, consulting, severance, retention, change in control, termination pay, retirement, deferred compensation, transaction bonus or similar agreement or arrangement, (vi) establish, adopt, enter into or amend any Employee Plan or Collective Bargaining Agreement, (vii) recognize any new union, works council or similar employee representative with respect to any current or former Service Provider, (viii) establish, adopt or enter into any plan, agreement or arrangement, or otherwise commit, to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Tax incurred by such Service Provider, including under Section 409A or Section 4999 of the Code, (ix) hire any employees who would be Key Employees or (x) terminate the employment of any Key Employee other than for cause or pursuant to the requested resignation or retirement of such Key Employee;

(n)
change the Company’s fiscal year or, except as required by concurrent changes in GAAP or in Regulation S-X of the 1934 Act, or with respect to permitted early adoption of required GAAP as disclosed in the Company 10-K, as agreed to by its independent public accountants, methods of accounting;

(o)
(i) settle, release, waive, discharge or compromise, or offer or propose to settle, release, waive, discharge or compromise, (A) any Action or threatened Action (excluding any Action or threatened Action relating to Taxes) involving or against the Company or any of its Subsidiaries in excess of $100,000 individually or $500,000 in the aggregate or that imposes any restrictions or limitations upon the operations or business of the Company or any of its Subsidiaries or equitable or injunctive remedies or the admission of any criminal wrongdoing or (B) any Action or threatened Action (excluding any Action or threatened Action relating to Taxes) that relates to the transactions contemplated hereby or (ii) initiate or commence any Action outside the ordinary course of business consistent with past practice;

(p)
change any material Tax election, change any annual Tax accounting period, adopt (other than consistent with past practice) or change any material method of Tax accounting, amend any Tax Return that would have the effect of increasing the Tax liability of the Company or any Subsidiary of the Company for any period on or after the Closing, enter into any closing agreement with respect to Taxes, settle or compromise any Action relating to Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment (other than pursuant to customary extensions of the due date to file a Tax Return obtained in the ordinary course of business), or knowingly surrender any right to claim a Tax refund or offset or other reduction in Tax liability;

(q)
take any action that would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Offer, the Company Special Meeting, the Merger or the other transactions contemplated by the Merger Agreement;

(r)
take any action that would reasonably be expected to result in the cancellation of existing insurance policies or insurance coverage of the Company or any of its Subsidiaries; or

(s)
agree, resolve or commit to do any of the foregoing.

No Solicitation of Other Offers
From the date the Merger Agreement until the earlier to occur of the termination of the Merger Agreement and the Effective Time, the Company has agreed not to, and to cause its subsidiaries and its and their respective representatives not to:
•
solicit, initiate, propose or induce or knowingly encourage, facilitate or assist any proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

•
participate or engage in discussions, communications or negotiations with any Third Person, regarding an Acquisition Proposal;

•
approve, endorse or recommend any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; or

•
enter into any letter of intent, indication of interest, term sheet, merger agreement, acquisition agreement, option agreement or other contract relating to an Acquisition Proposal.

In addition, the Company has agreed to, cease and cause to be terminated any discussions or negotiations with any third party and its representatives, request the prompt return or destruction of all confidential information furnished to such Person by or on behalf of the Company or any of its Subsidiaries (and all analyses and other materials prepared by or on behalf of such Person that contains, reflects or analyzes that information).
Notwithstanding these restrictions, under certain circumstances, the Company, directly or indirectly through its Representatives, was permitted, prior to the Acceptance Time, to engage in discussions with any Third Party and its Representatives that has made after the date of the Merger Agreement a written Acquisition Proposal that did not result from a material breach of the non-solicitation provision, if and only to the extent that the Board of Directors reasonably determines in good faith, after consultation with outside legal counsel and its independent financial advisor, is or would reasonably be expected to lead to a Superior Proposal and furnish to such Third Party and its Representatives non-public information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement (a copy of which shall be provided for informational purposes only to Parent) with such Third Party and/or such other Persons with terms no less favorable to the Company than those contained in the Confidentiality Agreement; provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, promptly (and in any event within 24 hours) following the time it is provided or made available to such Third Party and/or such other Persons.
The Company is not entitled to terminate the Merger Agreement for the purpose of entering into an agreement in respect of a Superior Proposal unless it complies with certain procedures in the Merger Agreement, including, but not limited to, providing prior written notice to Parent of at least five business days and negotiating with Parent in good faith in an effort to amend the terms and conditions of the Merger Agreement, so that such Superior Proposal no longer constitutes a “Superior Proposal” relative to the transactions contemplated by the Merger Agreement, as amended pursuant to such negotiations.
The Board of Directors’ Recommendation; Company Board Recommendation Change
As described above, and subject to the provisions described below, the Board of Directors has made the recommendation that the holders of shares of the Company’s common stock vote “FOR” the proposal to adopt the Merger Agreement. The Merger Agreement provides that the Board of Directors will not effect an Adverse Recommendation Change except as described below.
Prior to the adoption of the Merger Agreement by stockholders, the Board of Directors may not take any action described in the following (any such action, an “Adverse Recommendation Change”):
•
adopt, approve, endorse, recommend or otherwise publicly declare advisable to the Company stockholders a Superior Proposal;

•
fail to issue a press release reaffirming the Company Board Recommendation within ten Business Days after a request by Parent to do so; or

•
fail to include the recommendation of the Board of Directors to approve the Merger in this proxy statement.

For the avoidance of doubt, none of the following, among other things, will constitute an Adverse Recommendation Change: (1) a “stop, look and listen” communication by the Board of Directors (or a committee thereof) to the Company stockholders pursuant to Rule 14d-9(b) promulgated under the Exchange Act (or any substantially similar communication), (2) the factually accurate public disclosure by the Company of the receipt of an Acquisition Proposal, (3) the determination by the Board of Directors (or a committee thereof) that an Acquisition Proposal constitutes a Superior Proposal, or (4) delivery by the Company to Parent of any notice related to an Intervening Event (as defined below) or Superior Proposal as set forth below.
Notwithstanding the restrictions described above, prior to the adoption of the Merger Agreement by stockholders, the Board of Directors may effect an Adverse Recommendation Change if there has been an Intervening Event (as defined below), if the Board of Directors (or committee thereof) has concluded in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable law.
The Board of Directors may make an Adverse Recommendation Change in connection with a Superior Proposal or in response to events, changes or developments in circumstances that are material to the Company and its Subsidiaries, taken as a whole, that were not known to or reasonably foreseeable by the Board of Directors as of or prior to the date hereof and becomes known to the Board of Directors after the date hereof and prior to the Acceptance Time (an “Intervening Event”); provided that in no event shall any of the following constitute or contribute to an Intervening Event: changes in the financial or securities markets or general economic or political conditions in the United States, changes (including changes in GAAP, other applicable accounting rules or Applicable Law) or conditions generally affecting the industry in which the Company and its Subsidiaries operate, acts of war, sabotage or terrorism or natural disasters involving the United States of America, the Company and its Subsidiaries meeting or exceeding any internal or published budgets, projections, forecasts or predictions of financial performance for any period, changes in the market price or trading volume of the Shares or any other securities of the Company or its Subsidiaries (provided that underlying events or occurrences that lead to such changes in the market price or trading volume of the Shares may constitute or contribute to an Intervening Event), or any change in credit rating, or the receipt, existence or terms of any Acquisition Proposal or any inquiry, offer, request or proposal that would reasonably be expected to lead to an Acquisition Proposal
In addition, the Board of Directors may only effect an Adverse Recommendation Change or authorize the Company to terminate the Merger Agreement to enter into an agreement with respect to a Superior Proposal substantially concurrently with the termination of the Merger Agreement in response to a bona fide Acquisition Proposal that the Board of Directors has concluded in good faith (after consultation with its financial advisor and outside legal counsel) is a Superior Proposal, in each case if and only if:
•
the Board of Directors (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would be reasonably likely to be inconsistent with its fiduciary duties pursuant to applicable Law;

•
the Company and its representatives have complied in all material respects with their obligations under the Merger Agreement with respect to such Acquisition Proposal;

•
The Company has notified Parent promptly (but in no event later than 24 hours) after receipt by the Company (or any of its Representatives) of any Acquisition Proposal or any request for information relating to the Company or any of its Subsidiaries in connection with any such Acquisition Proposal (or for the purpose of facilitating the submission of an Acquisition Proposal) or request for access to the business, properties, assets, books, records, work papers or other documents relating to the Company or any of its Subsidiaries by any Third Party that has made an Acquisition Proposal or that has made such request for the purpose of facilitating the submission of an Acquisition Proposal;

•
the Company has kept Parent reasonably informed, on a reasonably prompt basis, of the status of any such Acquisition Proposal and has promptly (but in no event later than 24 hours after receipt) provided to Parent copies of all correspondence and written materials sent by or provided to the Company or any of its Subsidiaries or any of their respective Representatives that describes the material terms or conditions of any Acquisition Proposal (as well as written summaries of any oral communications addressing such matters);

•
The Board, prior to making an Adverse Recommendation Change or terminating the Merger Agreement, shall have provided at least five business days’ notice to Parent before taking such action of its intention to do so, specifying in reasonable detail the reasons for such Adverse Recommendation Change and/or such termination, attaching in the case of an Adverse Recommendation Change to be made in connection with a Superior Proposal or a termination of the Merger Agreement, the most current version of the proposed agreement under which a Superior Proposal is proposed to be consummated and the identity of the third party making the Acquisition Proposal, or in the case of an Adverse Recommendation Change to be made pursuant to an Intervening Event, a reasonably detailed description of the reasons for making such Adverse Recommendation Change;

•
prior to effecting such Adverse Recommendation Change or termination, the Company and its Representatives, during the five-business-day notice period described above, has: (1) negotiated, and has caused its Representatives to negotiate, in good faith with Parent during such notice period any revisions to the terms of the Merger Agreement that Parent proposes and has not withdrawn in response to such Superior Proposal and that would be binding on Parent if accepted by the Company and (2) following the end of such notice period, determined, in consultation with outside legal counsel and its independent financial advisor, and giving due consideration to such revisions proposed by Parent, that in the case of an Adverse Recommendation Change to be made in connection with a Superior Proposal or a termination of the Agreement, such Superior Proposal would nevertheless continue to constitute a Superior Proposal (assuming such revisions proposed by Parent were to be given effect) (it being understood and agreed that any amendment to the financial terms or other material terms of such Superior Proposal shall require a new written notification from the Company and a new three Business Day period) and in the case of an Adverse Recommendation Change to be made pursuant to an Intervening Event, such Intervening Event would nevertheless necessitate the need for such Adverse Recommendation Change (it being understood and agreed that any material change to the facts and circumstances relating to such Intervening Event shall require a new written notification from the Company and a new three Business Day period, and in either case, (3) determined in good faith, after consultation with outside legal counsel, that failure to take such action would be inconsistent with the Board’s fiduciary duties under Texas law.

Employee Benefits
The Merger Agreement provides that for the period commencing on the date of the Effective Time through the first anniversary thereof, Parent shall, or shall cause the Surviving Corporation to, provide each Continuing Employee with a base salary or wage rate that is no less favorable than the base salary or wage rate provided to similarly situated employees of Parent or its Affiliates immediately prior to the Acceptance Time.
Following the Effective Time, Parent shall use commercially reasonable efforts to provide (or cause to be provided) to each Continuing Employee full credit for prior service with the Company and its Subsidiaries for purposes of vesting and eligibility to participate in employee benefit plans maintained by Parent or its Subsidiaries for which the Continuing Employee is eligible to participate following the Effective Time (but such service credit shall not be provided for benefit accrual purposes, except for vacation and severance) to the same extent as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any analogous Employee Plan; provided that the foregoing shall not apply to the extent that it would result in any duplication of benefits for the same period of service. Parent shall, and shall cause its Subsidiaries (including the Surviving Corporation) to, use commercially reasonable efforts to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage of the Continuing Employees (and any dependents thereof) under any welfare benefit plans in which such Continuing Employees (and any dependents thereof) may be eligible to participate after the Closing to the same extent such preexisting conditions, exclusions and waiting periods are waived under any analogous Employee Plan prior to the Effective Time and (ii) provide each Continuing Employee with credit for any co-payments and deductibles paid by such Continuing Employee during the calendar year in which the Effective Time occurs under the relevant welfare benefit plans in which such Continuing Employee is eligible to participate from and after the Effective Time to the same extent as such Continuing Employee was entitled, prior the Effective Time, to credit of such co-payments or deductibles under any analogous Employee Plan.
Unless otherwise directed in writing by Parent at least five business days prior to the Effective Time, the Company may take all actions that are necessary to cause each Employee Plan to terminate effective as of no later than immediately prior to the Effective Time. In addition, prior to the Effective Time, the Company may take such actions as Parent may reasonably request so as to enable Parent or the Surviving Corporation, as the case may be, to effect such actions relating to the Company’s 401(k) Plans (each, a “Company 401(k) Plan”) as Parent may deem necessary or appropriate, which may include having the Company terminate such plan prior to the Effective Time.
Efforts to Close the Merger
Under the Merger Agreement, Parent, Merger Sub and the Company agreed to use commercially reasonable efforts to take all actions and assist and cooperate with the other parties, in each case as necessary, proper and advisable pursuant to applicable law or otherwise to consummate the Merger, subject to certain exceptions for burdensome conditions.
Indemnification and Insurance
The Merger Agreement provides that all existing rights to exculpation, indemnification and the advancement of expenses for acts or omissions occurring at or prior to the Effective Time existing as of the signing of the Merger Agreement in favor of the current or former directors, officers or employees of the Company (in each case, as provided in the respective organizational documents of the Company and as provided in any indemnification agreements between Dawson and any such person) will survive the Merger and will continue in full force and effect for a period of six years from the Effective Time, in each case, except as otherwise required by applicable law.
In addition, the Merger Agreement provides that, during the six-year period commencing at the Effective Time, the Surviving Corporation will (and Parent must cause the Surviving Corporation to) indemnify and hold harmless each current or former directors and officers or employee of the Company, to the fullest extent permitted by law or pursuant to the organizational documents of the Company and as provided in any indemnification agreements between the Company and any such person, from and against all costs, fees and expenses (including attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement or compromise in connection with any legal proceeding arising, directly or indirectly, out of or pertaining, directly or indirectly, to (1) any action or omission, or alleged action or omission, in such indemnified person’s capacity as a director, officer, employee or agent of the Company or other Affiliates to the extent that such action or omission, or alleged action or omission, occurred prior to or at the Effective Time; and (2) the Merger, as well as any actions taken by the Company, Parent or Merger Sub with respect thereto. The Merger Agreement also provides that the Surviving Corporation will (and Parent must cause the Surviving Corporation to) advance all fees and expenses (including fees and expenses of any counsel) as incurred by any such indemnified person in the defense of such legal proceeding.
In addition, prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies, in each case for a claims reporting or discovery period of at least six years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time.
For more information, please refer to the section of this proxy statement captioned “The Merger- Interests of the Company’s Directors and Executive Officers in the Merger.”
Other Covenants
Stockholders Meeting
Dawson has agreed to take all necessary action (in accordance with applicable Texas law, Dawson’s organizational documents and the rules of Nasdaq) to establish a record date for, duly call, give notice of, convene and hold a Special Meeting of the stockholders as promptly as reasonably practicable following the mailing of this proxy statement for the purpose of voting upon the adoption of the Merger Agreement, and approval of the Merger.
Conditions to the Closing of the Merger
The obligations of the Company, Parent and Merger Sub to consummate the Merger is subject to the satisfaction or waiver (where permitted by applicable Law) of each of the following conditions:
•
no injunction or other order issued by a court of competent jurisdiction or Applicable Law or legal prohibition shall prohibit or make illegal the consummation of the Merger; and

•
the Company Shareholder Approval shall have been obtained at the Company Shareholder Meeting.

Termination of the Merger Agreement
The Merger Agreement may be terminated, and the transactions (including the Merger) may be abandoned, at any time prior to the Effective Time, in the following ways:
•
by mutual written agreement of the Company and Parent;

•
by either the Company or Parent if:

•
the Effective Time shall not have occurred on or before 5:00 p.m. (New York City time) on March 31, 2022 (the “Merger End Date”); provided that the right to terminate the Merger Agreement pursuant to this provision shall not be available to any party whose breach of any provision of the Merger Agreement has proximately caused or resulted in the failure of the Merger to be consummated prior to the Merger End Date; or

•
any Governmental Authority of competent jurisdiction shall have issued an injunction, order or decree, that prohibits or makes illegal consummation of the Merger or permanently enjoins Company, Parent or Merger Sub from consummating the Merger and with respect to any injunction, order or decree, such injunction, order or decree shall have become final and nonappealable; provided that the right to terminate the Merger Agreement pursuant to this provision shall not be available to any party that has materially breached its obligations to use its commercially reasonable efforts to consummate the Merger or to any party whose material breach of any representation, covenant or obligation of such party set forth in the Merger Agreement is attributable to such final and nonappealable injunction, order or decree;

•
by Parent if, prior to the Effective Time a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in the Merger Agreement shall have occurred that would cause the conditions set forth in clauses (E) or (F) of Annex I of the Merger Agreement not to exist and such breach or failure is incapable of being cured by the

Merger End Date or, if curable by the Merger End Date, is not cured by the Company within 30 days after receipt by the Company of written notice of such breach or failure; provided that, at the time of the delivery of such notice, Parent or Merger Sub shall not be in material breach of its or their obligations under the Merger Agreement.
•
by the Company, prior to the Effective Time if a breach in any material respect of any representation or warranty or failure to perform in any material respect any covenant or agreement on the part of Parent or Merger Sub set forth in the Merger Agreement shall have occurred and such breach or failure (A) is incapable of being cured by the Merger End Date or, if curable by the Merger End Date, is not cured by Parent or Merger Sub within 30 days after receipt by Parent of written notice of such breach or failure and (B) would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; provided that, at the time of the delivery of such notice, the Company shall not be in material breach of its obligations under the Merger Agreement.

In the event that the Merger Agreement is terminated pursuant to the termination rights above, the Merger Agreement will be of no further force or effect without liability of any party to the other parties, as applicable, except that certain sections of the Merger Agreement will survive the termination of the Merger Agreement in accordance with their respective terms, including terms relating to the termination fee. Notwithstanding the foregoing, nothing in the Merger Agreement will relieve any party from any liability for any fraud or willful and material breach of the Merger Agreement prior to its termination.
Specific Performance
Parent, Merger Sub and the Company have agreed that irreparable damage may occur if any provision of the Merger Agreement were not performed in accordance with the terms thereof for which money damages, even if available, would not be an adequate remedy, and that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of the Merger Agreement or to enforce specifically the performance of the terms and provisions thereof in the courts referred to in the Merger Agreement, in addition to any other remedy to which such party may be entitled under the Merger Agreement. The specific remedies to which a party may resort under the terms of the Merger Agreement are cumulative and are not intended to be exclusive of any other remedies or means of redress to which such party may be lawfully entitled in case of any breach or threatened breach of any provision or provisions of the Merger Agreement. Parent, Merger Sub and the Company have further agreed to waive any requirement for the securing or posting of any bond in connection with such remedy, and that such remedy shall be in addition to any other remedy to which a party is entitled at law or in equity.
Fees and Expenses
Except in specified circumstances, whether or not the Merger is completed, the Company, on the one hand, and Parent and Merger Sub, on the other hand, are each responsible for all of their respective costs and expenses incurred in connection with the Merger and the other transactions contemplated by the Merger Agreement.
Amendment and Waivers
Any provision of the Merger Agreement may be amended or waived prior to the Effective Time by the parties in an executed written instrument.
Governing Law
The Merger Agreement is governed by Texas law.
Vote Required and Board of Directors Recommendation
The affirmative vote of the holders of at least 80% of the outstanding shares of the Company’s common stock is required to approve and adopt the Merger Agreement. Adoption of the Merger Agreement by stockholders is a condition to the closing of the Merger. If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” the proposal to adopt the Merger

Agreement. Each “broker non-vote” (if any) will also count as a vote “AGAINST” the proposal to adopt the Merger Agreement. Shares of the Company’s common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a Company stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of the Company’s common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares will be voted as recommended by the Board of Directors.
As of the Record Date (and after accounting for Shares Parent and its Affiliates acquired in connection with the closing of the Offer), Parent and its Affiliates owned and were entitled to vote 17,641,247 shares representing approximately 74.46% of the outstanding shares of Dawson common stock. Parent and its Affiliates plan to vote their shares of Dawson common stock in favor of the Merger at the Special Meeting.
The Board of Directors unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 2: THE COMPANY’S COMPENSATION PROPOSAL
Under Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, the Company is required to submit a proposal to our stockholders to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement. This compensation is summarized in the section captioned “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger.” The Board of Directors encourages you to review carefully the named executive officer merger-related compensation information disclosed in this proxy statement. Accordingly, the Company is asking you to approve the following resolution:
“RESOLVED, that the stockholders of the Company approve, on a non-binding, advisory basis the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled ‘The Merger-Interests of the Company’s Directors and Executive Officers in the Merger.’”
The vote on this Compensation Proposal is a vote separate and apart from the vote on the proposal to adopt the Merger Agreement. Accordingly, you may vote to approve the proposal to adopt the Merger Agreement and vote not to approve this Compensation Proposal and vice versa. Because the vote on the Compensation Proposal is advisory only, it will not be binding on the Company. Accordingly, if the Merger Agreement is adopted and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on this Compensation Proposal.
Vote Required and Board of Directors Recommendation
Approval, on an advisory (non-binding) basis, of the Compensation Proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock virtually present in person, by remote communication, or represented by proxy at the Special Meeting and entitled to vote on the subject matter. Assuming a quorum is present, (1) a failure to vote in person or by proxy at the Special Meeting will have no effect on the outcome of the Compensation Proposal, (2) abstentions will have the same effect as a vote against the Compensation Proposal and (3) broker “non-votes” (if any) will have no effect on the outcome of the Compensation Proposal. Shares of the Company’s common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a Company stockholder returns a signed proxy card without indicating voting preferences on such proxy card, the shares of the Company’s common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Special Meeting and all of such shares will be voted as recommended by the Board of Directors.
The Board of Directors unanimously recommends that you vote “FOR” this proposal.

PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING
We are asking you to approve a proposal to adjourn the Special Meeting from time to time, if necessary or appropriate as determined in the discretion of the Board of Directors or the Chairman of the Board of the Company, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. If stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly executed proxies voting against adoption of the Merger Agreement. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against adoption of the Merger Agreement such that the proposal to adopt the Merger Agreement would be defeated, we could adjourn the Special Meeting without a vote on the adoption of the Merger Agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the Merger Agreement. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present or otherwise at the discretion of the chairman of the Special Meeting. Approval of the Adjournment Proposal whether or not a quorum is present, requires the affirmative vote of the holders of a majority of the shares virtually present in person, by remote communication or represented by proxy at the Special Meeting and entitled to vote on the subject matter.
The Board of Directors unanimously recommends that you vote “FOR” this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of February 16, 2022, by (i) all persons who are beneficial owners of more than 5% of our common stock, (ii) each of our executive officers and directors (which, for clarity, includes Shares subject to issuance pursuant to granted and outstanding Company RSUs) and (iii) all current directors and executive officers as a group. All Shares that our directors and executive officers previously owned were tendered in the Offer. Except as specifically noted, all references to “directors” throughout this proxy statement include only those directors comprising the Board and exclude any non-voting emeritus directors of the Company. We have relied upon information provided to us by our directors and executive officers and copies of documents sent to us that have been filed with the SEC by others for purposes of determining the number of shares each person beneficially owns. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Secretary, Dawson Geophysical Company, 508 West Wall, Suite 800, Midland, Texas 79701. The percentage of ownership is based on 23,692,379 shares of our common stock issued and outstanding on February 2, 2022. Shares of our common stock issuable upon the vesting of unvested restricted stock units that are currently vested or will become vested within 60 days after October 25, 2021 are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Stephen C. Jumper	50,000(1)	*
C. Ray Tobias	25,000(1)	*
Matt Wilks	—	—
Sergei Krylov	—	—
Ted R. North	—	—
James K. Brata	25,000(1)	*
Mark A. Vander Ploeg	—	—
Bruce Bradley	—	—
All of our current directors and executive officers as a group	100,000(1)	*
Other 5% Stockholders:
Wilks Brothers, LLC(2)	17,641,247(2)	74.46%
Arena Investors GP, LLC(3)(4)	1,229,692(3)(4)	5.19%
Dimensional Fund Advisors LP(3)(5)	1,523,941(3)(5)	6.43%
Renaissance Technologies LLC(3)(6)	1,489,714(3)(6)	6.29%

*
Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1)
This number is solely based on Shares subject to issuance pursuant to granted and outstanding Company RSUs as of October 25, 2021, which are unvested.

(2)
As reported on Schedule 13D filed with the SEC on January 28, 2022. The filing person’s address is 17018 IH20, Cisco, Texas 76437.

(3)
Based on a reporting date prior to the expiration of the Offer. Some or all of the Shares reported as being beneficially owned could have been tendered in the Offer.

(4)
As reported on Schedule 13G filed with the SEC on December 21, 2021. The filing person’s address is 405 Lexington Avenue, 59th Floor, New York, New York 10174.

(5)
As reported on Schedule 13G filed with the SEC on February 8, 2022. The filing persons’ address is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(6)
As reported on Schedule 13G filed with the SEC on February 11, 2022. The filing persons’ address is 800 Third Avenue, New York, New York 10022.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, we will have no public stockholders and there will be no public participation in any future meetings of stockholders of the Company. However, if the Merger is not completed, stockholders will continue to be entitled to attend and participate in stockholder meetings.
The Company will hold the regular annual meeting of its stockholders in 2022 only if the Merger is not completed.
Stockholder proposals appropriate for stockholder action that are intended to be presented by such stockholders at our 2022 annual meeting of stockholders and included in the proxy statement and form of proxy relating to that meeting may be submitted at the next annual meeting consistent with the regulations of the SEC. If a shareholder desires to have such proposal included in the Proxy Statement and form of proxy distributed by the Board of Directors with respect to such meeting, the proposal must have been received at our principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, Attention: Mr. James K. Brata, Secretary, no later than December 2, 2021.
In addition, our Bylaws establish advance notice procedures with regard to certain matters, including shareholder proposals not included in our Proxy Statement, to be brought before an annual meeting. In general, our corporate secretary must receive notice of any such proposal not less than 60 days nor more than 90 days prior to the anniversary date of the date on which the Company first mailed its proxy materials for the preceding annual meeting (in the case of the next annual meeting, not before January 1, 2022 and not later than January 31, 2022) at the address of our principal executive offices shown above. Such notice must include the information specified in our Bylaws.
WHERE YOU CAN FIND MORE INFORMATION
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Dawson filings with the SEC are incorporated by reference:
•
Dawson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed on March 16, 2021, including the information specifically incorporated by reference into the Annual Report on Form 10-K from Dawson’s definitive proxy statement on Schedule 14A filed on April 1, 2021;

•
Dawson’s Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2021, filed on May 14, 2021, for the fiscal quarter ended June 30, 2021, filed on August 13, 2021, and for the fiscal quarter ended September 30, 2021, filed on November 4, 2021;

•
Dawson’s Current Reports on Form 8-K filed on April 5, 2021, April 8, 2021, May 12, 2021, October 1, 2021, October 25, 2021, December 17, 2021, January 5, 2022, January 10, 2022 and January 18, 2022; and

•
Dawson’s Solicitation/Recommendation Statement on Schedule 14D-9, filed on November 1, 2021, and amendments filed on November 16, 2021, November 23, 2021, January 10, 2022 and January 18, 2022.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Special Meeting or the termination of the Merger Agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy soliciting materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov.
You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:
Dawson Geophysical Company
508 West Wall, Suite 800
Midland, Texas 79701
Attention: Secretary
(432) 684-3000
Info@dawson3d.com
If you would like to request documents from us, please do so as soon as possible, to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through our website at https://dawson3d.gcs-web.com/ and clicking on the link titled “SEC Filings.” The information included on our website is not incorporated by reference into this proxy statement.
If you have any questions concerning the Merger, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of Dawson common stock, please contact our proxy solicitor:
D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others Call Toll Free: (800) 207-3158
Email: DWSN@dfking.com

MISCELLANEOUS
Dawson has supplied all information relating to Dawson, and Parent has supplied, and Dawson has not independently verified, all of the information relating to Parent and Merger Sub contained in this proxy statement.
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents that we incorporate by reference in this proxy statement in voting on the Merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as of any date other than the date of this proxy statement (or as of an earlier date if so indicated in this proxy statement), and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A

Execution Version
AGREEMENT AND PLAN OF MERGER
dated as of
October 25, 2021
among
DAWSON GEOPHYSICAL COMPANY
WILKS BROTHERS, LLC
and
WB ACQUISITIONS INC.

A-i

A-ii

Annex I – Offer Conditions
Exhibit A – Certificate of Incorporation of Surviving Corporation

A-iii

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of October 25, 2021, by and among Dawson Geophysical Company, a Texas corporation (the “Company”), Wilks Brothers, LLC, a Texas limited liability company (“Parent”), and WB Acquisitions Inc., a Delaware corporation and a subsidiary of Parent (“Merger Sub”).
W I T N E S S E T H :
WHEREAS, the board of directors of Parent has unanimously approved in accordance with the TBOC and unanimously declared advisable the acquisition of the Company by Parent (including all of the actions contemplated by the Offer and the Merger) on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, the board of directors of Merger Sub has unanimously approved in accordance with the TBOC and unanimously declared advisable the acquisition of the Company by Parent (including all of the actions contemplated by the Offer and the Merger) on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, the board of directors of the Company has unanimously approved in accordance with the TBOC and unanimously declared advisable the acquisition of the Company by Parent (including all of the actions contemplated by the Offer and the Merger) on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, on the terms and subject to the conditions set forth herein, Parent will cause Merger Sub to commence a tender offer on behalf of Parent (as it may be amended from time to time as permitted by this Agreement, the “Offer”) to purchase any and all of the outstanding shares of Common Stock (collectively, the “Shares”) (other than Shares held by Parent or its Affiliates) at a price of $2.34 per Share (the “Offer Price”), in cash, without interest; and
WHEREAS, following consummation of the Offer, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a Subsidiary of Parent, pursuant to the provisions of the TBOC, on the terms and subject to the conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Article 1
DEFINITIONS
Section 1.01.   Definitions.   (a) As used herein, the following terms have the following meanings:
“1933 Act” means the Securities Act of 1933.
“1934 Act” means the Securities Exchange Act of 1934.
“2016 Plan” means the Amended and Restated Dawson Geophysical Company 2016 Stock and Performance Incentive Plan, as amended from time to time.
“Acquisition Proposal” means, other than the transactions contemplated by this Agreement, any offer or proposal, including any amendments, adjustments, changes, revisions and supplements thereto, from any Third Party, relating to, in a single transaction or a series of related transactions, (i) any acquisition or purchase, direct or indirect, of assets representing 20% or more of the consolidated assets of the Company, or 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries, (ii) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any Third Party beneficially owning 20% or more of any class of equity or voting securities of the Company or any of its Subsidiaries or (iii) a merger, consolidation, amalgamation, share exchange, business combination, sale of substantially all of the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose assets, individually or in the aggregate, constitute 20% or more of the consolidated assets of the Company.
“Action” means any action, cause of action, suit, investigation, audit (including a Tax audit), litigation, arbitration, mediation, complaint, citation, claim (including any crossclaim or counterclaim), demand, grievance, subpoena, enforcement action or proceeding (including any civil, criminal, administrative, regulatory investigative, appellate or other proceeding), whether at equity or at law, in contract, in tort or otherwise.
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.
“Applicable Law” means, with respect to any Person, any federal, state, local, foreign, international or transnational law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, permit, injunction, standard, judgment, award, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such Person.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York or Forth Worth, Texas are authorized or required by Applicable Law to close.
“Closing Date” means the date on which the Closing occurs.
“Common Stock” means the common stock of the Company, par value $0.01 per share.
“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collective Bargaining Agreement” means any written or oral agreement, memorandum of understanding or other contractual obligation between the Company or any of its Subsidiaries and any labor organization or other authorized employee representative representing Service Providers.
“Company 10-K” means the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020.
“Company Balance Sheet” means the audited consolidated balance sheet of the Company as of the Company Balance Sheet Date and the footnotes thereto set forth in the Company 10-K.
“Company Balance Sheet Date” means December 31, 2020.
“Company Disclosure Schedule” means the disclosure schedule dated the date hereof incorporated in and made part of this Agreement that has been provided by the Company to Parent and Merger Sub.
“Company Employee” means, as of any time, any employee of the Company or any of its Subsidiaries.
“Company Material Adverse Effect” means any event, circumstance, change, occurrence, development or effect that has had or would reasonably be expected to result in a material adverse change in, or material adverse effect on, (a) the financial condition, business, assets, liabilities, results of operations or prospects of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to consummate the transactions contemplated hereby; provided, however, that for purposes of clause (a) a “Company Material Adverse Effect” shall not include any event, circumstance, change, occurrence, development or effect to the extent arising after the date hereof and resulting from or arising in connection with (i) conditions generally affecting the onshore seismic data acquisition services industry, (ii) general economic, political or financial or securities market conditions, (iii) natural disasters, acts of war, terrorism, military actions or the escalation thereof, earthquakes, hurricanes, tornadoes or other natural disasters, (iv) changes in GAAP, in the interpretation of GAAP, in the accounting rules and regulations of the SEC, or changes in Applicable Law, (v) the taking of any action by the Company or any Subsidiary of the Company to the extent the taking of such action is expressly required by this Agreement or such action was taken at the written request of Parent or Merger Sub (provided that this clause (v) shall not apply to the representations and warranties that, by their terms, speak specifically of the consequences arising out of the execution or performance of this

Agreement or the consummation of the transactions contemplated hereby), (vi) any action arising out of, resulting from or related to the transactions contemplated herein (other than an Action alleging any breach of any fiduciary duty) or any demand, Action, claim or proceeding for appraisal of any Shares pursuant to the TBOC in connection herewith, (vii) any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or the evolution of any COVID-19 measures or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic) or (viii) any decrease or decline in the market price or trading volume of the Shares or any failure by the Company to meet any projections, forecasts or revenue or earnings predictions of the Company or of any securities analysts (provided that, in the case of this clause (viii), the underlying cause of any such decrease, decline, or failure may be taken into account in determining whether a Company Material Adverse Effect has occurred except to the extent otherwise excluded pursuant to another clause in this definition), except, in the case of clauses (i), (ii), (iii), and (iv), to the extent that such event, circumstance, change, occurrence, development or effect disproportionately affects the Company and its Subsidiaries, taken as a whole, relative to other Persons engaged in the same industries in which the Company operates, in which case, to the extent not otherwise excluded pursuant to another clause of this definition, such disproportionate effects and the events and circumstances underlying such disproportionate effects may be taken into account in determining whether a “Company Material Adverse Effect” has occurred.
“Company Shareholder Approval” means the approval of the Company Shareholder Approval Matters by the holders of 80% or more of the issued and outstanding Shares of the Company.
“Company Shareholder Approval Matters” means the approval of the Merger.
“Confidentiality Agreement” means that certain Confidentiality Agreement, by and between the Company and Parent, dated as of September 21, 2021.
“Continuing Employee” means each Company Employee employed by the Company or any of its Subsidiaries immediately prior to the Effective Time whose employment with the Surviving Corporation (or Parent or any of its Affiliates) continues after the Effective Time.
“Contract” means any contract, letter of intent, lease, license, indenture, note, bond, loan, mortgage, agreement, deed of trust, concession, franchise, Permit, license, sale or purchase order or other binding instrument, commitment or undertaking, including any exhibits, annexes, appendices or attachments thereto, and any amendments, modifications, supplements, extension or renewals thereto.
“control” (including the terms “controlled,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Dominion Loan Agreement” means the Loan and Security Agreement, dated as of September 30, 2019, by and between the Company and Dominion Bank, as amended by (i) that certain Loan Modification Agreement, dated as of September 30, 2020 and (ii) that certain Second Loan Modification Agreement, dated as of September 30, 2021.
“Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA (regardless of whether such plan is subject to ERISA), (ii) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy or (iii) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written (x) that is sponsored, maintained, administered, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries or (y) for which the Company or any of its Subsidiaries has or may have any direct or indirect liability.
“Environment” means any air (whether ambient outdoor or indoor), surface water, drinking water, groundwater, land surface, wetland, subsurface strata, soil, sediment, plant or animal life, any other natural resources, and the sewer, septic and waste treatment, storage and disposal systems servicing real property or physical buildings or structures.
“Environmental Laws” means any Applicable Laws (including common law) or any agreement with any Person or consent order or decree issued by any Governmental Authority or Person, relating to the Environment (including natural resources), pollution, containment, clean-up, preservation, protection and reclamation of the Environment, health and safety (as it relates to Hazardous Substances) or to Hazardous Substances.
“Environmental Permits” means all Permits required under Environmental Laws and relating to the business of the Company or any of its Subsidiaries as currently conducted.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” of any entity means any other entity that, together with such first entity, would be treated as a single employer under Section 414 of the Code.
“GAAP” means generally accepted accounting principles in the United States.
“Governmental Authority” means any transnational, domestic or foreign federal, state, provincial, local or other governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any other governmental or quasi-governmental (including self-regulatory) authority or instrumentality.
“Hazardous Substance” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics that is regulated under any Environmental Law, including but not limited to (i) petroleum and petroleum products, including crude oil and any fractions thereof; (ii) natural gas, synthetic gas and any mixtures thereof; (iii) polychlorinated biphenyls; (iv) asbestos or asbestos-containing materials; (v) radioactive materials; (vi) produced waters; and (vii) per- and polyfluoroalkyl substances.
“Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person: (a) for borrowed money (including deposits or advances of any kind to such Person); (b) evidenced by bonds, debentures, notes or similar instruments; (c) for capitalized leases or to pay the deferred and unpaid purchase price of property or equipment; (d) pursuant to securitization or factoring programs or arrangements; (e) pursuant to guarantees and arrangements having the economic effect of a guarantee of any Indebtedness of any other Person (other than between or among any of the Company and its wholly owned Subsidiaries); (f) to maintain or cause to be maintained the financing, financial position or financial covenants of others; (g) net cash payment obligations of such Person under swaps, options, derivatives and other hedging Contracts or arrangements that will be payable upon termination thereof (assuming termination on the date of determination); or (h) letters of credit, bank guarantees, and other similar Contracts or arrangements entered into by or on behalf of such Person.
“Intellectual Property” means any and all intellectual property rights or similar proprietary rights arising from or under the Applicable Laws of the United States or any other jurisdiction including rights in all of the following: (i) trademarks, service marks, trade names, slogans, logos, brand names, certification marks, trade dress, domain names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application, (ii) inventions, whether patentable or not, all improvements thereto, utility models, supplementary protection certificates, patents, applications for patents (including divisions, continuations, continuations in part and renewal applications), and any renewals, reexaminations, substitutions, extensions or reissues thereof, in any jurisdiction, (iii) Trade Secrets, (iv) copyrightable writings and other works, in any jurisdiction, and any and all copyright rights, whether registered or not, and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof, (v) moral rights, data and database rights, design rights, industrial property rights, publicity rights and privacy rights and (vi) computer software (including source code and object code).

“IT Assets” means information technology devices, computers, computer software, firmware, middleware, servers, networks, workstations, routers, hubs, circuits, switches, data communications lines and all other information technology equipment, and all associated documentation, owned by the Company or its Subsidiaries or licensed or leased by the Company or its Subsidiaries.
“Key Employee” means Stephen C. Jumper, James K. Brata, C. Ray Tobias, Tom Phillips, Mark Nelson and Phillip Lathram.
“Knowledge” means, with respect to the Company, the actual knowledge of the individuals listed on Section 1.01(a) of the Company Disclosure Schedule.
“Knowing and Intentional Breach” means a material breach of or a material failure to perform any of the covenants or other agreements contained in this Agreement that is a consequence of an act undertaken by the breaching party with the knowledge that the taking of such act, or failure to act would, or would be reasonably expected to, result in a breach of this Agreement.
“Lien” means, with respect to any property or asset, any mortgage, lien, license, sublicence, pledge, option, hypothecation, adverse right, restriction, charge, security interest, right of first refusal, restriction on transfer and assignment, encumbrance or other adverse claim of any kind or nature whatsoever, whether contingent or absolute, or any agreement, option, right or privilege (whether by Applicable Law, Contract or otherwise) capable of becoming any of the foregoing, in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own, subject to a Lien, any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.
“NASDAQ” means the National Association of Securities Dealers Automated Quotations Stock Market.
“Officer” means an individual who is an “officer” of the Company (as defined under Rule 16a-1(f) under the 1934 Act).
“Parent Material Adverse Effect” means any event, circumstance, change, occurrence, development or effect that would or would reasonably be expected to, individually or in the aggregate, materially impair, prevent or materially delay Parent’s ability to consummate the transactions contemplated by this Agreement.
“Permits” means each grant, license, franchise, permit, easement, variance, exception, exemption, waiver, consent, certificate, certification, registration, accreditation, approval, order, qualification or other similar authorization of any Governmental Authority.
“Permitted Liens” means carriers’, warehousemen’s, mechanics’, materialmen’s, landlords’, laborers’, suppliers’ and vendors’ liens and other similar Liens, if any, arising or incurred in the ordinary course of business consistent with past practice that do not, individually or in the aggregate, materially impair or materially interfere with the present use of the assets or otherwise materially impair present business operations; Liens for Taxes not yet due or delinquent or, if due or delinquent, that are being contested in good faith by appropriate actions and that are adequately accrued or reserved for in the applicable financial statements of the Company in accordance with GAAP; applicable zoning, entitlement, conservation restrictions, land use restrictions and other governmental rules and regulations that are not violated in any material respect by the Company’s use and operation of its properties; the terms and conditions of the leases or other occupancy agreements pursuant to which the Company or any of its Subsidiaries is a tenant, subtenant or occupant (other than in connection with any breach thereof) that do not, and would not be reasonably expected to, materially detract from the use or operation of the property subject thereto as currently used or operated by the Company or any of its Subsidiaries; with respect to real property, utility easements, easements of public record or claims of easements, encroachments, rights of parties in possession and title to any portion of the premises lying within the right of way or boundary of any public road or private road, in each case that do not materially interfere with the business as presently conducted and would not be reasonably expected to materially detract from the use or operation of the property subject thereto as currently used or operated by the Company or any of its Subsidiaries; licenses to Intellectual Property granted in the ordinary course of business; Liens imposed by any secured indebtedness reflected in the financial statements of the Company or any other Liens specifically reflected in the financial statements of the

Company; as to a party, Liens resulting from any facts or circumstances relating to the other parties or their respective Affiliates and (i) Liens identified in Section 5.15 of the Company Disclosure Schedule.
“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a Governmental Authority or any “group” within the meaning of Section 13(d) of the Exchange Act.
“Personal Information” means information that: (a) identifies or can be used to identify an individual (including, without limitation, names, signatures, addresses, telephone numbers, email addresses, geolocation information and other unique identifiers); or (b) can be used to authenticate an individual, either directly or indirectly (including, without limitation, employee identification numbers, government-issued identification numbers, passwords or PINs, financial account numbers, credit report information, biometric or health data, answers to security questions and other personal identifiers specific to the physical, physiological, genetic, mental, economic, cultural or social identity of an individual). Personal Information shall include any nonpublic personal information regarding any individual that is subject to applicable national, state, regional and/or local laws and regulations governing the privacy, security, confidentiality and protection of nonpublic personal information.
“Preferred Stock” means the preferred stock of the Company, par value $1.00 per share.
“Privacy/Data Security Laws” means all laws, policies, codes, regulations, and the like governing the receipt, collection, use, storage, handling, processing, sharing, security, use, disclosure, or transfer of Personal Information or the security of Company’s IT Assets, including the following: HIPAA, the Gramm-Leach-Bliley Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the CAN-SPAM Act, Canada’s Anti-Spam Legislation, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, Children’s Online Privacy Protection Act, California Consumer Privacy Act, and any ancillary rules, binding guidelines, orders, directions, directives, codes of conduct or other instruments made or issued by a Governmental Authority under the foregoing instruments, state data security laws, state data breach notification laws, state consumer protection laws, the General Data Protection Regulation (EU) 2016/679, any applicable laws concerning requirements for website and mobile application privacy policies and practices, call or electronic monitoring or recording or any outbound communications (including outbound calling and text messaging, telemarketing, and e-mail marketing).
“Release” means any release, emission, leak, discharge, dumping, injection, pumping, deposit, spill, disposal, arranging for disposal (including any abandonment or discarding of barrels, containers or other receptacles containing Hazardous Substances), transport, or arranging for transport.
“Rights” has the meaning set forth in the Rights Agreement.
“Rights Agreement” means that certain Rights Agreement, dated as of April 8, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent, as such agreement may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the U.S. Securities and Exchange Commission.
“Service Provider” means any director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries.
“Subsidiary” means, with respect to any Person, any other Person of which (A) such Person or any of its Subsidiaries is a general partner or holds a majority of the voting interests of a partnership or (B) securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions (or, if there are no such ownership interests having ordinary voting power, 50% or more of the equity interests of which) are directly or indirectly owned or controlled by such Person.
“Tax” means (i) all taxes, assessments, duties, levies, imposts or other similar charges in the nature of a tax imposed by a Governmental Authority (whether payable directly or by withholding and whether or not requiring the filing of a Tax Return), including income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, ad valorem, value added, alternative or add-on minimum or estimated tax or any other tax of any kind whatsoever, together with any interest, penalty, addition to tax or additional amount, whether disputed or not, and any liability for any of the foregoing by reason of assumption, transferee or successor liability, operation of Applicable Law or otherwise, (ii) in the case of the Company or any of its Subsidiaries, liability for the payment of any amount of the type described in clause (i) as a result of being or having been before the Effective Time a member of an affiliated, consolidated, combined or unitary group, or a party to any agreement or arrangement, as a result of which liability of the Company or any of its Subsidiaries is determined or taken into account with reference to the activities of any other Person, and (iii) in the case of the Company or any of its Subsidiaries, liability for the payment of any amount of the type described in clause (i) or (ii) as a result of being party to any Tax Sharing Agreement (other than customary Tax sharing or indemnification provisions in commercial agreements the primary subject matter of which is not Taxes).
“Tax Return” means any report, return, document, claim for refund, information return, declaration or statement or filing with respect to Taxes (and any amendments thereof), including any schedules or documents with respect thereto or accompanying payments of estimated Taxes.
“Tax Sharing Agreement” means any agreement or arrangement (whether or not written) binding the Company or any of its Subsidiaries that provide for the allocation, apportionment, sharing, indemnification or assignment of any Tax liability or benefit, or the transfer or assignment of income, revenues, receipts, or gains for the purpose of determining any Person’s Tax liability.
“TBOC” means the Texas Business Organizations Code.
“Third Party” means any Person other than Parent or any of its Affiliates.
“Trade Secrets” means trade secrets and other confidential know-how and confidential information and rights in any jurisdiction, including confidential recipes, formulae, concepts, methods, techniques, procedures, processes, schematics, prototypes, models, designs, customer lists and supplier lists.
“WARN” means the Worker Adjustment and Retraining Notification Act and any comparable foreign, state or local law.
(b)   Each of the following terms is defined in the Section set forth opposite such term:
Term	Section
80% Minimum Condition	Annex I
Acceptance Time	2.01(d)
Adverse Recommendation Change	7.03(a)
Agreement	Preamble
Applicable Date	5.07(a)
Board of Directors	5.02(b)
Burdensome Condition	9.01
Certificates	3.08
Closing	3.04
Company	Preamble
Company 401(k) Plan	8.03(b)
Company Board Recommendation	5.02(b)
Company Disclosure Documents	5.09(a)
Company Financial Advisor	5.24
Company RSUs	3.10
Company SEC Documents	5.07(a)

Term	Section
Company Securities	5.05(a)
Company Shareholder Meeting	3.02(a)
Company Subsidiary Securities	5.06(b)
Consideration Fund	3.08
D&O Insurance	8.02(c)
Effective Time	3.05
e-mail	12.01
Electronic Delivery	12.10
Expiration Date	2.01(b)
Indemnified Person	8.02(a)
Intervening Event	7.03(b)(ii)
IRS	5.18(b)
Lease	5.15(b)
Material Contract	5.21(b)
Merger	3.03
Merger Consideration	3.07(a)
Merger End Date	11.02(b)(i)
Merger Sub	Preamble
Offer	Recitals
Offer Commencement Date	2.01(a)
Offer Conditions	2.01(a)
Offer Documents	2.01(f)
Offer End Date	11.01(b)
Offer Price	Recitals
Parent	Preamble
Parent 401(k) Plan	8.03(c)
Paying Agent	3.08
Proxy Statement	3.02(a)
Representatives	7.02
Sanctions	5.12(b)
Schedule 14D-9	2.01(e)
Schedule TO	2.01(e)
Shares	Recitals
Stockholder List Date	2.02
Superior Proposal	7.03(f)
Surviving Corporation	3.03
Uncertificated Shares	3.08
Section 1.02.   Other Definitional and Interpretative Provisions.   The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits, Annexes and Schedules are to Articles, Sections, Exhibits, Annexes and Schedules of this Agreement unless otherwise specified. All Exhibits, Annexes and Schedules (including the Company Disclosure Schedule) annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit, Annex or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import. “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any Applicable Law shall be deemed to refer to such Applicable Law as amended from time to time and to any rules, regulations or interpretations promulgated thereunder. References to any Contract or agreement are to that Contract as amended, modified, supplemented, extended or renewed from time to time in accordance with the terms hereof and thereof; provided that with respect to any Contract listed on any schedule hereto, all such amendments, modifications, supplements, extensions or renewals must also be listed in the appropriate schedule or otherwise be filed as part of the Company SEC Documents. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively. References to “law”, “laws” or to a particular statute or law shall be deemed also to include any Applicable Law. Unless otherwise specifically indicated, all references to “dollars” and “$” will be deemed references to the lawful money of the United States of America.
Article 2
THE OFFER
Section 2.01.   The Offer.   Provided that this Agreement shall not have been terminated in accordance with Section 11.01 and nothing shall have occurred that, had the Offer been commenced, would give rise to a right to terminate the Offer pursuant to any of the conditions set forth in Annex I hereto (the “Offer Conditions”), as promptly as practicable after the date hereof, and in no event later than five Business Days following the date of this Agreement, Merger Sub shall (and Parent shall cause Merger Sub to) commence (within the meaning of Rule 14d-2 under the 1934 Act) the Offer on behalf of Parent. The Offer shall be subject to the Offer Conditions. The date on which Merger Sub commences the Offer is referred to as the “Offer Commencement Date”.
(a)   Merger Sub expressly reserves the right to waive any of the Offer Conditions and to make any change in the terms of or conditions to the Offer; provided that, without the prior written consent of the Company, Merger Sub shall not:
(i)   decrease the Offer Price other than in the manner required by Section 3.11;
(ii)   change the form of consideration to be paid in the Offer;
(iii)   decrease the number of Shares sought to be purchased in the Offer;
(iv)   extend or otherwise change the expiration date of the Offer except as otherwise provided herein;
(v)   increase or decrease the percentage of Shares required to meet the 80% Minimum Condition above or below 80%; or
(vi)   otherwise amend, modify or supplement any of the Offer Conditions or other terms of the Offer in any manner that broadens such conditions or is otherwise adverse to the holders of the Shares.
For the avoidance of doubt, the parties acknowledge and agree that, upon the mutual agreement of Merger Sub and the Company, Merger Sub may amend or waive the 80% Minimum Condition (except for any amendment having the effect of increasing the percentage of Shares required to meet the 80% Minimum Condition above 80%) and close the Offer even if insufficient Shares have been tendered to meet the 80% Minimum Condition.
(b)   The Offer shall expire at 11:59 p.m. (New York City time) on the date that is 20 Business Days (calculated as set forth in Rule 14d-1(g)(3) under the 1934 Act) after the Offer Commencement

Date (the “Expiration Date”), unless the period of time for which the Offer is open shall have been extended pursuant to, and in accordance with, the provisions of this Section (in which event the term “Expiration Date” shall mean the earliest time and date that the Offer, as so extended, may expire).
(c)   Notwithstanding the foregoing or anything to the contrary set forth in this Agreement but subject to the remaining provisions of this Section 2.01(c), unless this Agreement shall have been terminated in accordance with Section 11.01, Merger Sub shall extend the Offer for any period required by any rule, regulation, interpretation or position of the SEC or the staff thereof applicable to the Offer or any period otherwise required by the rules and regulations of the NASDAQ or Applicable Law and if, on the initial Expiration Date or any subsequent date as of which the Offer is scheduled to expire, any of the Offer Conditions have not been satisfied or waived, then Merger Sub shall extend (and re-extend) the Offer and its expiration date beyond the initial Expiration Date or such subsequent date in accordance with the terms provided for herein; provided, however, that notwithstanding the foregoing, in no event shall Merger Sub be required to extend the Offer beyond the Offer End Date; and provided further, that in no event shall Merger Sub be permitted to extend the Offer beyond Offer End Date without the prior written consent of the Company. If, immediately prior to the expiration of the initial 20 Business Day period that the Offer is open, the number of Shares tendered in the Offer, together with the Shares then owned by Parent, Merger Sub and any other Affiliate or direct or indirect wholly-owned Subsidiary of Parent, represents at least 65% but less than 80% of the Shares then outstanding, then Merger Sub shall extend the Offer for up to two successive 10 Business Day extensions in an effort to reach the 80% Minimum Condition. If, at any point the 80% Minimum Condition is satisfied immediately prior to the expiration of the initial 20 Business Day period that the Offer is open or any such extension thereof, then Merger Sub shall, subject to the Offer Conditions, close the Offer and shall not further extend the Offer. If the foregoing extensions have occurred and the 80% Minimum Condition has not been met, the Offer will expire unless the Company and Parent mutually agree that Parent may cause Merger Sub to acquire the Shares tendered in the Offer even though the 80% Minimum Condition has not been satisfied. In the event this Agreement is terminated pursuant to Section 11.01, Merger Sub shall (and Parent shall cause Merger Sub to) promptly (and in any event within 24 hours of such termination), irrevocably and unconditionally terminate the Offer.
(d)   Upon the terms and subject to the conditions set forth in this Agreement and to the satisfaction or waiver of the Offer Conditions, Merger Sub shall on behalf of Parent, and Parent shall cause it to, accept for payment and pay for, promptly (within the meaning of Rule 14e-1(c) of the 1934 Act) after the expiration of the Offer, all Shares validly tendered and not withdrawn pursuant to the Offer (the time at which Shares are first accepted for payment under the Offer, the “Acceptance Time”).
(e)   On the Offer Commencement Date, Parent and Merger Sub shall (i) file with the SEC a Tender Offer Statement on Schedule TO with respect to the Offer (together with all amendments and supplements thereto and including exhibits thereto, the “Schedule TO”) that shall include the summary term sheet required thereby and, as exhibits, the Offer to Purchase and a form of letter of transmittal and summary advertisement (and any other appropriate ancillary documents) (collectively, together with any amendments or supplements thereto, the “Offer Documents”) and (ii) cause the appropriate Offer Documents to be disseminated to holders of Shares to the extent required by applicable federal securities laws. The Company will furnish to Parent and Merger Sub the information relating to the Company required by the 1934 Act to be set forth in the Offer Documents. Parent will furnish to the Company the information relating to Parent or Merger Sub required by the 1934 Act to be set forth in the Solicitation/Recommendation Statement on Schedule 14D-9 (together with any amendments or supplements thereto, the “Schedule 14D-9”). Each of Parent, Merger Sub and the Company agrees promptly to correct any information provided by it or any of its Affiliates for use in the Schedule TO and the Offer Documents if and to the extent that such information shall have become (or shall have become known to be) false or misleading in any material respect. Parent and Merger Sub shall take all steps necessary to cause the Schedule TO as so corrected to be filed with the SEC and the appropriate Offer Documents as so corrected to be disseminated to holders of Shares, in each case to the extent required by applicable federal securities laws or the rules or regulations of the NASDAQ, in each case as soon as reasonably practicable. The Company and its counsel shall be given a reasonable opportunity to review and comment on the Schedule TO and the Offer Documents each time before any such document is filed with the SEC, and Parent and Merger Sub shall give reasonable and good faith consideration to any comments made by the Company and its counsel. Parent and Merger Sub shall provide the Company and its counsel with (i) any written comments or other written communications (and a summary of all substantive oral comments or communications) that Parent, Merger Sub or their counsel may receive from time to time from the SEC or its staff with respect to the Schedule TO or Offer Documents promptly after receipt of those comments or other communications and (ii) a reasonable opportunity to review and comment on such comments and to provide comments on that response (to which reasonable and good faith consideration shall be given).
Section 2.02.   Company Action.   The Company hereby consents to the Offer and, subject to Section 7.03(b), the inclusion in the Offer Documents of the Company Board Recommendation, as it may be amended, modified or withdrawn in accordance with this Agreement. The Company shall promptly furnish Parent with a list of its stockholders and any available listing or computer file containing the names and addresses of all record holders of Shares and lists of securities positions of Shares held in stock depositories and all other information in the Company’s possession or control regarding the beneficial holders of Shares, in each case true and correct as of the most recent practicable date (the date of the list used to determine the Persons to whom the Offer Documents and Schedule 14D-9 are first disseminated, the “Stockholder List Date”), and of all persons becoming record holders subsequent to such date, and shall provide to Parent such additional information (including updated lists of stockholders and lists of securities positions) and such other assistance as Parent may reasonably request in connection with the Offer. Subject to the requirements of Applicable Law, and except as may be reasonably necessary or appropriate to disseminate the Offer Documents and any other documents reasonably necessary or appropriate in connection with the transactions contemplated by this Agreement, Parent and Merger Sub shall keep confidential and not disclose the information contained in any such lists, labels, listings and files, and shall use such information only in connection with the Offer and the Merger and, if this Agreement shall be terminated in accordance with its terms, shall return to the Company or destroy all copies of such information then in their possession or control, in each case in accordance with the Confidentiality Agreement.
(a)   Promptly following the filing of the Offer Documents on the Offer Commencement Date, and as soon as practicable after the commencement of the Offer, the Company shall file with the SEC and disseminate to holders of Shares, in each case as and to the extent required by applicable federal securities laws or any other Applicable Law, the Schedule 14D-9 that, subject to Section 7.03(b), shall include the Company Board Recommendation, and shall set the Stockholder List Date as the record date for purposes of receiving the notice required by the TBOC. The Schedule 14D-9 shall also contain the notice of appraisal required to be delivered by the Company under the TBOC at the time the Company first files the Schedule 14D-9 with the SEC. Each of the Company, Parent and Merger Sub agrees promptly to correct any information provided by it or any of its Affiliates for use in the Schedule 14D-9 if and to the extent that it shall have become (or shall have become known to be) false or misleading in any material respect. The Company shall take all steps necessary to cause the Schedule 14D-9 as so corrected to be filed with the SEC and to be disseminated to holders of Shares, in each case to the extent required by applicable federal securities laws or the rules and regulations of the NASDAQ, in each case as soon as reasonably practicable. Parent, Merger Sub and their counsel shall be given a reasonable opportunity to review and comment on the Schedule 14D-9 each time before it is filed with the SEC, and the Company shall give reasonable and good faith consideration to any comments made by Parent, Merger Sub and their counsel. Except with respect to any amendments filed after an Adverse Recommendation Change or in connection with any disclosure made in compliance with Section 7.03, the Company shall provide Parent, Merger Sub and their counsel with any written comments or other written communications (and a summary of all substantive oral comments or communications) that the Company or its counsel may receive from time to time from the SEC or its staff with respect to the Schedule 14D-9 promptly after receipt of those comments or other communications and a reasonable opportunity to review and comment on such comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including by participating with the Company or its counsel in any substantive discussions or meetings with the SEC. The Company shall respond promptly to any comments of the SEC or its staff with respect to the Schedule 14D-9.
(b)   The Company shall register (and shall cause its transfer agent to register) the transfer of Shares accepted for payment by Merger Sub effective immediately after the Acceptance Time.

Article 3
THE MERGER
Section 3.01.   Completion of Offer and Acceptance as a Condition to Merger.
(a)   If the Acceptance Time occurs and immediately thereafter, Merger Sub and its Affiliates own Shares representing eighty percent (80%) or more of the outstanding Shares, the Parent and the Company shall proceed with consummation of the Merger as promptly as practicable.
(b)   If the Acceptance Time occurs and immediately thereafter, Merger Sub and its Affiliates own Shares representing less than 80% of the outstanding Shares, then Parent and the Company may mutually agree whether (i) not to proceed with the Merger process or (ii) proceed with the Company Shareholder Meeting and attempt to obtain the Company Shareholder Approval to proceed with consummation of the Merger.
(c)   If the Acceptance Time does not occur, neither the Parent nor the Company will be obligated to proceed with the Merger.
Section 3.02.   Preparation of the Proxy Statement; Company Shareholder Meeting.
(a)   Unless the Board of Directors has made an Adverse Recommendation Change, the Company shall prepare and cause to be filed with the SEC as promptly as reasonably practicable following the Offer Commencement Date, and in any event within ten days following the Offer Commencement Date, a proxy statement in preliminary form which can be mailed to the shareholders of the Company relating to the a special meeting of the Company Shareholders duly called and held in accordance with the Company articles of incorporation and bylaws and the TBOC to consider and vote on the Company Shareholder Matters (such meeting, the “Company Shareholders Meeting” and such proxy statement, together with any amendments or supplements thereto the “Proxy Statement”), which Proxy Statement shall contain the Company Shareholder Approval Matters and the Company Board Recommendation, and shall be prepared on the basis that Parent and the Company are proceeding with consummation of the Merger pursuant to Section 3.01(a). Parent shall furnish all information concerning itself and Merger Sub to the Company, and provide such other assistance, as may be reasonably requested by the Company or its outside legal counsel in connection with the preparation, filing and distribution of the Proxy Statement.
(b)   The Company agrees that (i) assuming the truth, accuracy and completeness of the information supplied to the Company by Parent for inclusion or incorporation by reference in the Proxy Statement, the Proxy Statement will not, at the date it is first mailed to the Company’s shareholders and at the time of the Company Shareholder Meeting, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading and (ii) assuming the truth, accuracy and completeness of the information supplied to the Company by Parent for inclusion or incorporation by reference in the Proxy Statement, the Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder. Parent and Merger Sub agree that none of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the Company’s shareholders and at the time of the Company Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(c)   The Company shall promptly notify Parent after the receipt of any comments from the SEC with respect to, or any request from the SEC for amendments or supplements to, the Proxy Statement and shall provide Parent with copies of all correspondence between it and its Affiliates and Representatives, on the one hand, and the SEC, on the other hand. Unless the Board of Directors has made an Adverse Recommendation Change and the Acceptance Time has not occurred, the Company shall:

(i)   use its reasonable best efforts (1) to respond as promptly as reasonably practicable to any comments from the SEC with respect to, or any request from the SEC for amendments or supplements to, the Proxy Statement and (2) to have the SEC advise the Company as promptly as reasonably practicable that the SEC has no further comments on the Proxy Statement; and
(ii)   include the Company Shareholder Approval Matters and the Company Board Recommendation in the preliminary Proxy Statement.
Unless the Board of Directors has made an Adverse Recommendation Change and the Acceptance Time has not occurred, prior to filing the Proxy Statement in preliminary form with the SEC, responding to any comment from the SEC with respect to, or any request from the SEC for amendments or supplements to, the Proxy Statement or mailing the Proxy Statement in definitive form to the shareholders of the Company, the Company shall provide Parent with a reasonable opportunity to review and comment on such document or response and consider in good faith any of Parent’s comments thereon.
(d)   If, prior to the Company Shareholder Meeting, any event occurs with respect to Parent, or any change occurs with respect to other information supplied by Parent for inclusion in the Proxy Statement, that is required to be described in an amendment of, or a supplement to, the Proxy Statement, Parent shall promptly notify the Company of such event, and Parent and the Company shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement so that either such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statement made therein, in light of the circumstances under which they are made, not misleading, and, as required by law, in disseminating the information contained in such amendment or supplement to the Company’s shareholders. Nothing in this Section 3.02(d) shall limit the obligation of any party under Section 3.01(a).
(e)   If prior to the Company Shareholder Meeting, any event occurs with respect to the Company, or any change occurs with respect to other information in the Proxy Statement (other than information provided by Parent regarding Parent or Merger Sub for inclusion in the Proxy Statement), that is required to be described in an amendment of, or a supplement to, the Proxy Statement, the Company shall promptly notify Parent of such event, and the Company and Parent shall cooperate in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement so that either such document would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statement made therein, in light of the circumstances under which they are made, not misleading, and, as required by law, in disseminating the information contained in such amendment or supplement to the Company’s shareholders. Nothing in this Section 3.02(e) shall limit the obligation of any party under Section 3.02(a).
(f)   If the Merger is being pursued pursuant to Section 3.01(a) or Section 3.01(b), the Company shall:
(i)   file the Proxy Statement in definitive form with the SEC containing the Shareholder Approval Matters and Company Board Recommendation and cause such definitive Proxy Statement to be mailed to the shareholders of the Company as promptly as reasonably practicable after the SEC advises the Company that the SEC has no further comments on the Proxy Statement; and
(ii)   as soon as practicable after mailing of the definitive Proxy Statement to the shareholders of the Company, duly convene and hold the Company Shareholders Meeting and solicit the Company Shareholder Approval.
Section 3.03.   The Merger.   At the Effective Time, Merger Sub shall be merged (the “Merger”) with and into the Company in accordance with the provisions of the TBOC, and upon the terms and conditions set forth herein, whereupon, the separate existence of Merger Sub shall cease and the Company shall be the surviving corporation as a Subsidiary of Parent (the “Surviving Corporation”). The Merger shall be governed by the TBOC and shall be effected as soon as practicable following the consummation of the Offer.

Section 3.04.   The Closing.   Subject to the provisions of Article 10, the closing of the Merger (the “Closing”) shall take place at the offices of Vinson & Elkins L.L.P., 1001 Fannin Street, Suite 2500, Houston, Texas, 77002 as soon as possible, but in any event no later than two Business Days after the date the conditions set forth in Article 10 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at the Closing) have been satisfied or, to the extent permissible, waived by the party or parties entitled to the benefit of such conditions, or at such other place (or by means of remote communication), at such other time or on such other date as Parent and the Company may mutually agree.
Section 3.05.   Effective Time.   At the Closing, the Company and Merger Sub shall file a certificate of merger with the Secretary of State of Texas as provided in the relevant provisions of the TBOC and make all other filings or recordings required by the TBOC in connection with the Merger. The Merger shall become effective at such time (the “Effective Time”) as the certificate of merger is duly filed with the Secretary of State of Texas (or at such later time as may be specified in the certificate of merger).
Section 3.06.   Effect of the Merger.   From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Sub, all as provided under the TBOC.
Section 3.07.   Conversion of Shares.   At the Effective Time:
(a)   Except as otherwise provided in Section 3.07(b) or Section 3.09, each Share outstanding immediately prior to the Effective Time (other than Shares held by Parent or its Affiliates) shall be converted into the right to receive the Offer Price in cash (the “Merger Consideration”). As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration in accordance with Section 3.08. For the avoidance of doubt, neither Parent nor any Affiliate thereof shall have the right to receive the Merger Consideration with respect to Shares held by it, and the only Shares outstanding immediately after the Effective Time will be those Shares held by Parent and its Affiliates.
(b)   Each Share held by the Company as treasury stock (other than Shares in an Employee Plan of the Company) immediately prior to the Effective Time and each Share owned by Merger Sub as of the commencement of the Offer, shall be canceled, and no payment shall be made with respect thereto.
(c)   Each share of common stock of Merger Sub outstanding immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto.
Section 3.08.   Surrender and Payment.   Prior to the Effective Time, Parent shall appoint a United States bank and trust company reasonably acceptable to the Company as agent (the “Paying Agent”) for the purpose of exchanging for the Merger Consideration certificates representing Shares (the “Certificates”) or uncertificated Shares (the “Uncertificated Shares”). The Company and Parent shall enter into a Paying Agent agreement with the Paying Agent which agreement shall set forth the duties, responsibilities and obligations of the Paying Agent consistent with the terms of this Agreement and otherwise reasonably acceptable to the Company and Parent. Promptly after the Effective Time on the date of Closing, Parent shall make available to the Paying Agent, as needed, the Merger Consideration to be paid in respect of the Certificates and the Uncertificated Shares, in the aggregate, in an amount sufficient to pay the Merger Consideration required to be paid by the Paying Agent in accordance with this Agreement (such cash, the “Consideration Fund”). In addition, Parent shall make available as necessary cash in an amount sufficient for payment of any dividends or distributions declared, but not paid, by the Company prior to the Effective Time in respect of the Shares in accordance with this Agreement. In the event the Consideration Fund shall be insufficient to pay the Merger Consideration (including on account of any Merger Consideration returned to Parent pursuant to Section 3.08(g)), Parent shall promptly deliver, or cause to be delivered, additional funds to the Paying Agent in an amount that is equal to the deficiency required to make such payments. Promptly after the Effective Time (and in any event within three Business Days after the Effective Time), Parent shall send, or shall cause the Paying Agent to send, to each holder of Shares at the Effective Time a letter of transmittal and instructions in customary form (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Paying Agent) for use in such exchange, the form and substance of such letter of transmittal and instructions shall be reasonably agreed to by Parent and the Company and prepared prior to the Closing.
(a)   Each holder of Shares that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) surrender to the Paying Agent of a Certificate, together with a properly completed letter of transmittal, or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares, the Merger Consideration payable for each Share represented by such Certificate or for each such Uncertificated Share. Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration. No interest shall be paid or shall accrue on the cash payable upon surrender of any Shares.
(b)   If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer or other Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Paying Agent and Parent that such Tax has been paid or is not payable.
(c)   The cash in the Consideration Fund shall be invested by the Paying Agent as directed by Parent; provided, however, that any such investments shall be in short-term obligations of the United States with maturities of no more than three months or guaranteed by the United States and backed by the full faith and credit of the United States. Earnings on the Consideration Fund in excess of the amounts payable to the Company’s former stockholders shall be the sole and exclusive property of Parent and shall be paid as Parent directs. No investment of the Consideration Fund shall relieve Parent, the Surviving Corporation or the Paying Agent from promptly making the payments required by this Article 3, and following any losses from any such investment, Parent shall promptly provide additional cash funds to the Paying Agent for the benefit of the Company’s stockholders at the Effective Time in the amount of such losses to the extent the funds in the Consideration Fund are insufficient for such purposes, which additional funds will be deemed to be part of the Consideration Fund.
(d)   After the Effective Time, there shall be no further registration of transfers of Shares. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 3.
(e)   Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 3.08(a) (and any interest or other income earned thereon) that remains unclaimed by the holders of Shares one year after the Effective Time, to the extent permitted by the TBOC, shall be returned to Parent, upon demand, and any such holder who has not exchanged such Shares for the Merger Consideration in accordance with this Section 3.08 prior to that time shall thereafter look only to Parent only as general creditors of Parent with respect to the Merger Consideration that may be payable upon due surrender of the Certificates or Uncertificated Shares held by them, without interest and subject to any withholding of Taxes required by Applicable Law as provided in Section 3.12. Notwithstanding the foregoing, neither Parent nor any of its Affiliates shall be liable to any holder of Shares for any amount paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of Shares two years after the Effective Time (or such earlier date immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Authority) shall become to the extent permitted by the TBOC the property of Parent or the Surviving Corporation free and clear of any claims or interest of any Person previously entitled thereto.
(f)   Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 3.08(a) to pay for Shares for which appraisal rights have been perfected shall be returned to Parent, upon demand.

Section 3.09.   Dissenting Shares.   Notwithstanding Section 3.07, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such Shares and who complies in all respects with, the provisions of Sections 10.351 through 10.368 of the TBOC shall not be converted into the right to receive the Merger Consideration, but shall be entitled only to such rights as are granted by the provisions of the TBOC, unless such holder fails to perfect, withdraws or otherwise loses the right to appraisal under the TBOC. If, after the Effective Time, such holder fails to perfect, withdraws or loses the right to appraisal under the TBOC, such Shares shall be treated as if they had been converted pursuant to Section 3.07(a) as of the Effective Time into, and shall represent only, the right to receive the Merger Consideration in accordance with Section 3.08. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Shares and any withdrawals of any such demands, and to the extent permitted by the TBOC, Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, offer to settle or settle, any such demands, or agree to do any of the foregoing.
Section 3.10.   Company Restricted Stock Units.   (a)    At or immediately prior to the Effective Time, each restricted stock unit granted or issued pursuant to the 2016 Plan, whether vested or unvested, that is outstanding immediately prior to the Effective Time (collectively, the “Company RSUs”), shall be canceled and converted into the right to receive, at or promptly after the Effective Time, an amount in cash equal to the product of (i) the Merger Consideration and (ii) the total number of restricted stock units subject to such Company RSU.
(b)   Prior to the Effective Time, the Company shall take all actions necessary or appropriate to effectuate the treatment of Company RSUs as contemplated in this Section 3.10).
Section 3.11.   Adjustments.   If, during the period between the date of this Agreement and the Effective Time, the outstanding Shares (or securities convertible into or exchangeable or exercisable for Shares) shall have been changed into a different number of shares or a different class (including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of Shares, or stock dividend thereon with a record date during such period, but excluding any change that results from any exercise of options outstanding as of the date hereof to purchase Shares granted under the Company’s stock option or compensation plans or arrangements), the Offer Price, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted. Nothing in this Section 3.11 shall be construed to permit any party to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
Section 3.12.   Withholding Rights.   Notwithstanding any provision contained herein to the contrary, each of the Paying Agent, Parent, the Company, Merger Sub and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Agreement such amounts as it reasonably concludes it is required to deduct and withhold with respect to the making of such payment under the Code, under any Tax law or pursuant to any other Applicable Law. If the Paying Agent, Parent, the Company, Merger Sub or the Surviving Corporation, as the case may be, so deducts or withholds amounts, such amounts shall be treated for all purposes of this Agreement as having been paid to such Person in respect of which the Paying Agent, Parent, the Company, Merger Sub or the Surviving Corporation, as the case may be, made such deduction and withholding.
Section 3.13.   Lost Certificates.   If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall pay, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the Shares represented by such Certificate, as contemplated by this Article 3.
Section 3.14.   Merger Without Meeting of Stockholders.   If the Parties determine it is possible to consummate the Merger without the Company Stockholder Approval, the Parties shall cooperate with each other and take all necessary and appropriate action to cause the Merger to be effective without a meeting of stockholders of the Company in accordance with the provisions of the TBOC as soon as practicable following the Acceptance Time.
Article 4
THE SURVIVING CORPORATION
Section 4.01.   Certificate of Incorporation.   At the Effective Time, the certificate of incorporation of the Surviving Corporation shall be amended and restated as set forth in Exhibit A and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until further amended in accordance with Applicable Law.
Section 4.02.   Bylaws.   The bylaws of Merger Sub in effect at the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with Applicable Law.
Section 4.03.   Directors and Officers.   From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with the TBOC, (i) the directors of Merger Sub at the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of Merger Sub at the Effective Time shall be the officers of the Surviving Corporation.
Article 5
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Subject to Section 12.05, and except as disclosed in any Company SEC Document filed or furnished with the SEC and publicly available prior to the Business Day prior to the date of this Agreement (but excluding any disclosures set forth in any “risk factors” section, any disclosure in any “forward-looking statements” section and any other statements that are similarly cautionary, predictive or forward-looking in nature) or as set forth in the corresponding section or subsection of the Company Disclosure Schedule, the Company represents and warrants to Parent and Merger Sub that:
Section 5.01.   Corporate Existence and Power.   The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Texas and has all corporate powers required to own, lease and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The certificate of incorporation and bylaws and any other organizational documents of the Company filed as exhibits to the Company SEC Documents are true, correct and complete copies as of the date hereof.
Section 5.02.   Corporate Authorization.
(a)   The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company other than, with respect to the Merger, the Company Shareholder Approval and the filing of the Certificate of Merger. Other than the Company Shareholder Approval, no vote of the holders of any class or series of capital stock of the Company are necessary to adopt this Agreement or approve or consummate the transactions contemplated hereby (including the Offer and the Merger). The Company has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by each of Parent and Merger Sub, this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
(b)   At a meeting duly called and held on or prior to the date hereof, the board of directors of the Company (the “Board of Directors”) has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Offer and the Merger, are advisable and in the best interests of the Company and its shareholders, (ii) approved this Agreement and the transactions contemplated hereby, including the Offer and the Merger, and (iii) resolved, subject to Section 7.03, to recommend that the Company shareholders tender their shares in the Offer and (iv) approve the Merger (such recommendation, the “Company Board Recommendation”). As of the date of this Agreement, the foregoing determinations and resolutions have not been rescinded, modified or withdrawn in any way.
Section 5.03.   Governmental Authorization.   The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, Permit from or filing by or with respect to the Company with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of the State of Texas and (to the extent applicable) appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (ii) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable state or federal securities laws and (iii) any actions or filings the absence of which have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 5.04.   Non-contravention.   The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company or the comparable organizational documents of any Subsidiary of the Company, assuming compliance with the matters referred to in Section 5.03, contravene, conflict with or result in a violation or breach of any Applicable Law, assuming compliance with the matters referred to in Section 5.03, require any payment or notice to, or consent under or other action by any Person under, constitute a breach or default or an event that, with or without notice or lapse of time or both, would constitute a violation or breach of, or give rise to any right of termination, modification, suspension or cancellation of any right under, or creation or acceleration of any obligation of the Company or any of its Subsidiaries, or to a loss of any benefit to which the Company or any of its Subsidiaries is entitled under, any provision of any Contract or Permit binding on the Company or any of its Subsidiaries, or by which they or any of their respective properties or assets may be bound or affected or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, except, in the case of each of clauses (ii) through (iv), as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 5.05.   Capitalization.   The authorized capital stock of the Company consists solely of 35,000,000 shares of Common Stock and 4,000,000 shares of Preferred Stock, of which 250,000 have been designated Series A Junior Participating Preferred Stock and reserved for issuance upon exercise of preferred share purchase rights distributed to the holders of Company Common Stock pursuant to the Rights Agreement. As of October 11, 2021, there were outstanding 23,643,934 shares of Common Stock, no outstanding shares of Preferred Stock, 1,049,437 shares of Common Stock reserved under the 2016 Plan, of which there were outstanding 335,000 shares of Common Stock subject to issuance upon vesting of Company RSUs. All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to the 2016 Plan or Company Security will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights, rights of repurchase or forfeiture, rights of participation, rights of maintenance or any similar right. Section 5.05(a) of the Company Disclosure Schedule contains a complete and correct list of each outstanding Company RSU, including the holder, date of grant, vesting schedule (including whether vesting accelerates on specified “change in control” transactions) and number of restricted stock units subject thereto. Each Company RSU has been granted in compliance with all applicable securities laws or exemptions therefrom and, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all requirements set forth in the applicable Employee Plan and applicable award agreements.
(a)   There are no outstanding bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable or exercisable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. Except pursuant to the Rights Agreement, as set forth in Section 5.05(a) and for changes since December 31, 2020 resulting from the issuance of Shares pursuant to the settlement of Company RSUs, there are no issued, reserved for issuance or outstanding shares of capital stock or other voting securities of or ownership interests in the Company, securities of the Company convertible into or exchangeable or exercisable for shares of capital stock or other voting securities of or ownership interests in the Company, warrants, calls, options, subscriptions, commitments, Contracts or other rights to acquire from the Company, or other obligation of the Company to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into or exchangeable or exercisable for capital stock or other voting securities or ownership interests in, the Company or restricted shares, restricted stock units, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or ownership interests in, the Company (the items in clauses (i) through (iv), including, for the avoidance of doubt, the Shares, being referred to collectively as the “Company Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. Neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to the voting, registration or transfer of any Company Securities.
(b)   None of (i) the Shares or (ii) Company Securities are owned by any Subsidiary of the Company.
Section 5.06.   Subsidiaries.   Each Subsidiary of the Company has been duly organized, is validly existing and in good standing under the laws of its jurisdiction of organization, has all organizational powers required to own, lease and operate its properties and assets and to carry on its business as now conducted. Each such Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Section 5.06(a) of the Company Disclosure Schedule identifies each Subsidiary of the Company and indicates its jurisdiction of incorporation.
(a)   All of the outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and non-assessable and not subject to any preemptive rights, rights of repurchase or forfeiture, rights of participation, rights of maintenance or any similar right, and is owned by the Company, directly or indirectly, free and clear of any material Lien and free of any other material limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). There are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into, or exchangeable or exercisable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company, (ii) warrants, calls, options, subscriptions, commitments, Contracts or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable or exercisable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or (iii) restricted shares, restricted stock units, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company (the items in clauses (i) through (iii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities. Except for the capital stock or other voting securities of, or ownership interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock or other voting securities of, or ownership interests in, any Person.
Section 5.07.   SEC Filings and the Sarbanes-Oxley Act.
(a)   Since January 1, 2020 (the “Applicable Date”), the Company has timely filed with or furnished to the SEC all reports, schedules, forms, statements, certifications, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”). No Subsidiary of the Company is, or at any time since February 23, 2015, has been required to file any reports, schedules, forms, statements or other documents with the SEC. As of the date of this Agreement, there are no material outstanding or unresolved written comments from the SEC with respect to the Company SEC Documents. As of the date of this Agreement, to the Knowledge of the Company, none of the Company SEC Documents filed on or prior to the date hereof is the subject of ongoing SEC review.
(b)   As of its filing date (and as of the date of any amendment), each Company SEC Document complied as to form in all material respects with the applicable requirements of the NASDAQ, the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act and the rules and regulations of the SEC promulgated under the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act.
(c)   As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(d)   Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the 1933 Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
(e)   Since the Applicable Date, the Company and its Subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) as required by Rule 13a-15 under the 1934 Act. Such disclosure controls and procedures are designed to ensure that all material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the 1934 Act are being prepared. Such disclosure controls and procedures are effective in timely alerting the Company’s principal executive officer and principal financial officer to material information required to be included in the Company’s periodic and current reports required under the 1934 Act. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.
(f)   Since the Applicable Date, the Company and its Subsidiaries have established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the 1934 Act) sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of Company financial statements for external purposes in accordance with GAAP. Prior to the date hereof, the Company has disclosed to the Company’s auditors and audit committee (i) any significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls, in each case that has come to the Knowledge of the Company based on its most recent evaluation of internal controls prior to the date hereof. The Company’s management has completed an assessment of the effectiveness of the Company’s system of internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2020, and such assessment concluded that those controls were effective. Since the Applicable Date, neither the Company nor, to the Knowledge of the Company, the Company’s independent registered accountant has identified or been made aware of: (1) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company which is reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (2) any fraud, whether or not material, that involves the management or other employees of the Company who have a significant role in the Company’s internal control over financial reporting.
(g)   There are no outstanding loans or other extensions of credit made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the 1934 Act) or director of the Company. The Company is in compliance in all material respects with the Sarbanes-Oxley Act.

(h)   The Company is, and since February 2, 2018, has been, in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NASDAQ.
(i)   Each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and the NASDAQ, and the statements contained in any such certifications are complete and correct as of their respective dates.
Section 5.08.   Financial Statements.   The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company SEC Documents (i) as of their respective dates of filing with the SEC complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto and (ii) fairly present in all material respects, in conformity with GAAP applied on a consistent basis during the periods involved (except as may be expressly indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end audit adjustments in the case of any unaudited interim financial statements which are not material in the aggregate). The books and records of the Company and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP.
Section 5.09.   Disclosure Documents.
(a)   Each document required to be filed by the Company with the SEC or required to be distributed or otherwise disseminated to the Company’s stockholders in connection with the transactions contemplated by this Agreement, including the Schedule 14D-9 to be filed with the SEC in connection with the Offer and the Proxy Statement to be filed with the SEC in connection with the Merger, and any amendments or supplements thereto (collectively, the “Company Disclosure Documents”), when filed, distributed or disseminated, as applicable, will comply as to form in all material respects with the applicable requirements of the 1934 Act, and at the time of such filing, and at the time of any distribution or dissemination thereof, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   The information with respect to the Company or any of its Subsidiaries (i) that the Company supplies to Parent specifically for use in the Schedule TO and the Offer Documents, at the time of the filing of the Schedule TO or any amendment or supplement thereto, at the time of any distribution or dissemination of the Offer Documents and (ii) that is included in the Proxy Statement, at the time of each filing of the Proxy Statement or any amendment or supplement thereto, and at the time of the Company shareholders meeting, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 5.09 will not apply to statements or omissions included or incorporated by reference in the Company Disclosure Documents, the Schedule TO, the Offer Documents or the Proxy Statement based upon information supplied by Parent, Merger Sub or any of their representatives or advisors specifically for use or incorporation by reference therein.
Section 5.10.   Absence of Certain Changes.   Since the Company Balance Sheet Date through the date hereof, (i) the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course consistent with past practices and (ii) there has not been any event, occurrence, development or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 5.11.   No Undisclosed Material Liabilities.   There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, known, unknown, determined, determinable, due or to become due or otherwise, other than: (i) liabilities or obligations disclosed and reserved for in the unaudited consolidated balance sheet of the Company and its

Subsidiaries as of June 30, 2021 included in the Quarterly Report on Form 10-Q filed by the Company with the SEC on August 13, 2021 or in the notes thereto; (ii) liabilities or obligations incurred in the ordinary course of business consistent with past practice since June 30, 2021; (iii) liabilities or obligations arising out of or in connection with this Agreement and the transactions contemplated hereby, and (iv) liabilities or obligations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 5.12.   Compliance with Laws, Permits and Court Orders.   (a)    The Company and each of its Subsidiaries is, and since the Applicable Date has been, in compliance with, and to the Knowledge of the Company is not under investigation with respect to and has not been threatened in writing, to be charged with or given notice of any violation of, any Applicable Law, except for failures to comply or violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no judgment, decree, injunction, rule or order of any arbitrator or Governmental Authority outstanding against the Company or any of its Subsidiaries that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. (i) The Company and each of its Subsidiaries has all material Permits necessary or advisable to carry on its business as now conducted, (ii) the Company and each of its Subsidiaries is in compliance in all material respects with the terms and requirements of such Permits, (iii) such Permits are, to the Knowledge of the Company, in full force and effect and are not subject to any pending or threatened Action by any Governmental Authority to suspend, cancel, modify, terminate or revoke any such Permit and (iv) to the Knowledge of the Company, there has occurred no violation by the Company or any of its Subsidiaries or default (with or without notice or lapse of time, or both) that would reasonably be expected to result in any suspension, cancellation, modification, termination or revocation of any such Permit.
(b)   The Company, each of its Subsidiaries, and each of their respective directors, officers and, to the Knowledge of the Company, employees and any agents (in connection with their activities on behalf of the Company or any of its Subsidiaries), are, and for the past five years have been, in compliance, in all material respects, with (i) the Foreign Corrupt Practices Act of 1977, as amended, and all other applicable anti-corruption laws, (ii) all economic sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control or the U.S. Department of State (collectively, “Sanctions”) and (iii) all applicable export controls laws.
(c)   None of the Company or any of its Subsidiaries, or any director or officer, or, to the Company’s Knowledge, any Affiliate, agent, employee or representative of the Company or any of its Subsidiaries, is a Person that is, or is owned or controlled by Persons that are: (i) the subject of any Sanctions or (ii) located, organized or resident in a country or region that is the subject of Sanctions (currently, Crimea, Cuba, Iran, North Korea, Sudan and Syria).
Section 5.13.   Insurance.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all insurance policies of the Company and its Subsidiaries relating to the business, assets and operations of the Company and its Subsidiaries in effect as of the date of this Agreement are in full force and effect, no notice of cancellation or modification has been received by the Company, and, to the Knowledge of Company, there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default by any insured under such insurance policies.
Section 5.14.   Litigation.
(a)   There is no Action pending against, or, to the Knowledge of the Company, threatened against or affecting, the Company, any of its Subsidiaries, any of their respective properties or assets, any officer, director or employee of the Company or any of its Subsidiaries for whom the Company or any of its Subsidiaries may be liable before (or, in the case of threatened Actions, would be before) or by any Governmental Authority or arbitrator, that, if determined or resolved adversely in accordance with the plaintiff’s demands, would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   None of the Company or any of its Subsidiaries is a party to or subject to the provisions of any judgment, order, writ, injunction, decree or award of any Governmental Authority, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse

Effect. There has not been since the Applicable Date nor are there currently any internal investigations or inquiries being conducted by the Company, the Board of Directors (or any committee thereof) or any third party at the request of any of the foregoing concerning any material financial, accounting, Tax, conflict of interest, self-dealing, fraudulent or deceptive conduct or other misfeasance or malfeasance issues.
Section 5.15.   Properties and Assets.
(a)   Section 5.15(a) of the Company Disclosure Schedule sets forth a complete and correct list of all real property owned by the Company or any of its Subsidiaries (including the address or other description of the location of such real property and a description of the present use of each such real property) (“Real Property”), The Company and its Subsidiaries have good and valid title to all Real Property in each case free and clear of all Liens other than Permitted Liens.
(b)   Section 5.15(b) of the Company Disclosure Schedule sets forth a complete and correct list of the address of each material parcel of real property subject to a Lease to which the Company or any of its Subsidiaries is a party and the identity of the lessor and lessee. Each lease, sublease or license (each, a “Lease”) under which the Company or any of its Subsidiaries leases, subleases or licenses any real property is valid and in full force and effect and neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company any other party to a Lease, has violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a breach or default under the provisions of such Lease or permit termination, modification or acceleration by any third party thereunder, and neither the Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under any Lease.
(c)   The plants, buildings, structures, equipment and other tangible personal property owned, leased, licensed or otherwise used or held for use by the Company or any of its Subsidiaries have no material defects and have been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use of same, ordinary wear and tear excepted). To the Knowledge of the Company, none of the Company or any of its Subsidiaries has received any written nor oral notice of any pending or threatened condemnation Action with respect to any of the real property it owns, leases, licenses or otherwise occupies. No Person leases, subleases, licenses or otherwise has the right to use or occupy any of the real property referred to in Section 5.15(a) or Section 5.15(b) other than the Company or any Subsidiary of the Company.
(d)   The Company or one or more of its Subsidiaries owns or leases all material tangible personal property used in or necessary to conduct the business of the Company as currently conducted free and clear of all Liens other than Permitted Liens, including all personal property reflected on the Balance Sheet or acquired in the ordinary course of business consistent with past practice since the date of the Balance Sheet, except immaterial items and those items sold or disposed of since the Balance Sheet Date free and clear of all Liens other than Permitted Liens.
Section 5.16.   Intellectual Property.   Section 5.16 of the Company Disclosure Schedule sets forth a complete and correct list as of the date hereof of all registrations and applications for registration of any trademarks, patents, copyrights and domain names owned or purported to be owned by the Company or any of its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries solely and exclusively own, or has a valid and enforceable license or other right to use (in each case, free and clear of any Liens other than Permitted Liens), all Intellectual Property used in or necessary for the conduct of its business as currently conducted; all registered Intellectual Property owned or purported to be owned by the Company and its Subsidiaries is subsisting and valid and, to the Knowledge of the Company, is enforceable; neither the Company nor its Subsidiaries has infringed, misappropriated, diluted or otherwise violated the Intellectual Property rights of any Person; to the Knowledge of the Company, no Person has challenged, infringed, misappropriated, diluted, tarnished or otherwise violated any Intellectual Property right owned by and/or licensed to the Company or its Subsidiaries; as of the date hereof, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries is subject to any action with respect to any Intellectual Property owned, used or held for use by the Company or any of its Subsidiaries or alleging that any services provided, processes used or products manufactured, used, imported, offered for sale or sold by the Company or any of its Subsidiaries infringes, misappropriates, dilutes or otherwise violates any Intellectual Property rights of any Person; the Company and its Subsidiaries have taken commercially reasonable actions to maintain, enforce and protect all Intellectual Property owned by them and none of the Intellectual Property owned by the Company or any of its Subsidiaries has been adjudged invalid or unenforceable in whole or in part; the Company and its Subsidiaries have taken commercially reasonable steps to maintain the confidentiality of all Trade Secrets owned, used or held for use by the Company or any of its Subsidiaries; the IT Assets operate and perform in a manner that permits the Company and its Subsidiaries to conduct their respective businesses as currently conducted and, to the Knowledge of the Company, no Person has gained unauthorized access to the IT Assets (or any information or data stored therein or transmitted thereby); the Company and its Subsidiaries, to the Knowledge of the Company, have since the Applicable Date complied in all material respects with all Privacy/Data Security Laws in the course of the operations of the Company and its Subsidiaries and all published rules, policies and procedures established by the Company or any of its Subsidiaries with respect to the foregoing; and as of the date hereof, no claims have been asserted or threatened in writing against the Company or any of its Subsidiaries (and, to the Knowledge of the Company, no such claims are likely to be asserted or threatened against the Company or any of its Subsidiaries) by any Person alleging a violation of such Person’s privacy, personal or confidentiality rights under any Privacy/Data Security Laws, policies or procedures.
Section 5.17.   Taxes.
(a)   All Tax Returns required to be filed by Applicable Law by, or on behalf of, the Company or any of its Subsidiaries have been timely filed (taking into account valid extensions of time to file), and all such Tax Returns are true, complete and correct in all material respects.
(b)   The Company and each of its Subsidiaries have timely paid (or has had paid on its behalf) to the appropriate Governmental Authority all Taxes due and payable.
(c)   Each of the Company and its Subsidiaries has properly and timely withheld or collected and timely paid, or is properly holding for future payment, all Taxes required to be withheld, collected and paid over by it under Applicable Law, and the Company and each of its Subsidiaries have complied in all material respects with all information reporting (and related withholding) and record retention requirements.
(d)   There is no Action now pending or, to the Company’s Knowledge, threatened against or with respect to the Company or its Subsidiaries in respect of any Tax or Tax Return.
(e)   No deficiency of Taxes in respect of the Company or any of its Subsidiaries has been asserted that has not been resolved or paid in full.
(f)   During the four-year period ending on the date of this Agreement, no claim has been made by a Governmental Authority in a jurisdiction in which the Company or an applicable Subsidiary of the Company does not file Tax Returns that the Company or such Subsidiary is or may be subject to Taxes by that jurisdiction.
(g)   There are no Liens on any of the assets of the Company or any of its Subsidiaries attributable to Taxes other than Permitted Liens.
(h)   Neither the Company nor any of its Subsidiaries has waived any statute of limitation in respect of Taxes or agreed to any extension of time with respect to an assessment or deficiency for Taxes, which waiver or extension is currently in effect (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course of business).
(i)   Neither the Company nor any of its Subsidiaries has entered into, or “participated” in, any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(j)   Neither the Company nor any Subsidiary of the Company (i) is, or has been, a member of any affiliated, consolidated, combined or unitary Tax group, other than a group the common parent of which is or was the Company or any Subsidiary of the Company, or (ii) has any liability for Taxes of any Person (other than the Company or any Subsidiary of the Company) arising from the application of Treasury Regulations Section 1.1502-6 (or any analogous provision of U.S. state or local or non-U.S. Tax law) or as a transferee or successor.
(k)   Neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any distribution of stock during the two-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code).
(l)   Neither the Company nor any Subsidiary of the Company is a party to, or is bound by or has any obligation under any Tax Sharing Agreement (other than (i) customary Tax sharing or indemnification provisions in commercial agreements the primary subject matter of which is not Taxes and (ii) agreements solely by and among the Company and its Subsidiaries). Neither the Company nor any Subsidiary of the Company has entered into any agreement or arrangement with any Governmental Authority with respect to Taxes that requires the Company or any Subsidiary of the Company to take any action or to refrain from taking any action that will be binding on the Company or any of its Subsidiaries with respect to any taxable period ending after the Closing Date.
(m)   Neither the Company nor any Subsidiary of the Company will be required to include any item of income in, or to exclude any item of deduction from, taxable income from any taxable period (or portion thereof) ending after the Closing as a result of (i) an adjustment under either Section 481(a) of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law) by reason of a change in method of accounting prior to the Closing for a taxable period (or portion thereof) ending on or prior to the Closing Date, (ii) any “closing agreement,” as described in Section 7121 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law), entered into prior to the Closing, (iii) an intercompany transaction or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax law) entered into or created prior to the Closing, (iv) installment sale or open transaction disposition made prior to the Closing, or (v) prepaid amount received prior to the Closing outside of the ordinary course of business, in each case, other than to the extent reflected, accrued, or reserved against in any Company SEC Document filed or furnished with the SEC and publicly available prior to the date of this Agreement.
(n)   Section 5.17(n) of the Company Disclosure Schedule contains a complete and correct list of all jurisdictions (whether U.S. or non-U.S.) in which the Company or any of its Subsidiaries currently files any material Tax Returns.
(o)   Neither the Company nor any of its Subsidiaries is a “United States shareholder” (within the meaning of Section 951(b) of the Code) of any “controlled foreign corporation” (within the meaning of Section 957 of the Code) which may be required to include in income any amounts under Section 951(a) of the Code. Neither the Company nor any of its Subsidiaries holds an interest in a “passive foreign investment company” within the meaning of Section 1297 of the Code.
(p)   Neither the Company nor any of its Subsidiaries has deferred any obligation to pay Taxes pursuant to the CARES Act, an executive order or any similar provision of any COVID-19 aid or other Applicable Law, in each case, other than to the extent reflected, accrued, or reserved against in any Company SEC Document filed or furnished with the SEC and publicly available prior to the date of this Agreement.
Section 5.18.   Employee Benefit Plans.   Section 5.18(a) of the Company Disclosure Schedule contains a true and complete list of each material Employee Plan.
(a)   Neither the Company nor any of its ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains or contributes to (or has any obligation to contribute to), or has in the past sponsored, maintained or contributed to (or had any obligation to contribute to), or has or is reasonably expected to have any direct or indirect liability with respect to, any plan subject to Title IV of ERISA, including any “multiemployer plan” (within the meaning of Section 3(37) of ERISA).

(b)   Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from, or such a letter is pending or there is time remaining in which to file an application for such determination from, the Internal Revenue Service (the “IRS”), and, to the Knowledge of the Company, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being issued or reissued. Each trust created under any such Employee Plan is exempt from Tax under Section 501(a) of the Code and has been so exempt since its creation.
(c)   Each Employee Plan has been maintained, funded and administered in material compliance with its terms and with all Applicable Law, including ERISA, the Patient Protection and Affordable Care Act and the Code; and (i) no Action (other than routine claims for benefits) is pending against or involves or, to the Company’s Knowledge, is threatened against or threatened to involve, any Employee Plan before any arbitrator or any Governmental Authority, including the IRS and the Department of Labor.
(d)   All returns, reports and disclosure statements required to be made under ERISA and the Code with respect to all Employee Plans have been timely filed or delivered. Neither the Company nor any of its ERISA Affiliates nor any of their directors, officers, employees or agents, nor any fiduciary, trustee or administrator of any Employee Plan or trust created under any Employee Plan, has engaged in or been a party to any “prohibited transaction” as defined in Section 4975 of the Code and Section 406 of ERISA.
(e)   There has been no amendment to, written interpretation of or announcement (whether or not written) by the Company or any of its Affiliates relating to, or change in employee participation or coverage under, any Employee Plan that would increase, in any material respect, the expense of maintaining such plan above the level of expense incurred in respect thereof for the fiscal year ended on the Company Balance Sheet Date. All contributions, premiums and payments that are due have been made for each Employee Plan within the time periods prescribed by the terms of such plan and Applicable Law, and all contributions, premiums and payments for any period ending on or before the Closing that are not due are properly accrued to the extent required to be accrued under applicable accounting principles and have been properly reflected on the Company Balance Sheet or disclosed in the notes thereto.
(f)   Neither the Company nor any of its Subsidiaries has any current or projected liability for, and no Employee Plan provides or promises, any post-retirement health, medical, hospitalization, disability, life or other retiree welfare benefits (whether insured or self-insured) to any current or former Service Provider, other than coverage which may be mandated under Applicable Law, including COBRA.
(g)   Neither the execution of this Agreement nor the consummation of the transactions contemplated hereby (either alone or together with any other event) will materially (i) entitle any current or former Service Provider to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit, (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Employee Plan, (iii) limit or restrict the right of the Company or any of its Subsidiaries or, after the Closing, Parent or any of its Affiliates, to merge, amend or terminate any Employee Plan or (iv) result in the payment of any amount that would not be deductible by reason of Section 280G of the Code or would be expected to be subject to an excise Tax under Section 4999 of the Code.
(h)   Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Tax incurred by such Service Provider, including under Section 409A or 4999 of the Code.
(i)   The 2016 Plan has been approved as an “employment compensation, severance or other employee benefit arrangement” within the meaning of Rule 14d-10(d)(2) under the 1934 Act in a manner that satisfies the requirements of the non-exclusive safe harbor set forth in Rule 14d-10(d)(2) under the 1934 Act.

Section 5.19.   Labor Matters.   (a)    Neither the Company nor any of its Subsidiaries is a party to or subject to, or is currently negotiating in connection with entering into, any Collective Bargaining Agreement, and there is no, and there has not been in the past three years any, organizational campaign, petition or other unionization activity pending, or to the Knowledge of the Company, threatened, seeking recognition of a collective bargaining unit relating to any Company Employee.
(b)   There are no material unfair labor practice complaints pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority. There is no, and there has not been in the past three years, any labor strike, slowdown, stoppage, picketing, material interruption of work or lockout pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries.
(c)   The Company and its Subsidiaries are, and have been since the Applicable Date, in compliance with all Applicable Laws relating to labor and employment, including (i) those relating to labor management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, civil rights, affirmative action, work authorization, immigration, safety and health, information privacy and security, wage payment, the payment and withholding of Taxes and workers compensation and (ii) WARN, except for failures to comply that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(d)   The Company has provided Parent a true and complete list that sets forth, with respect to each current Company Employee, such individual’s employee number or name, title, hire date and base salary or wage or commission rate.
Section 5.20.   Environmental Matters.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no Action (or, to the Knowledge of the Company, any basis therefor) is pending or, to the Knowledge of the Company, is threatened by any Person relating to the Company or any of its Subsidiaries under any Environmental Law; (ii) the Company and its Subsidiaries are and have been in compliance with all Environmental Laws, and such compliance includes obtaining, maintaining, timely renewing, and complying with the terms of, all Environmental Permits; (iii) there has been no Release of any Hazardous Substance at, from, in, on, under, to or about any property currently or formerly owned, leased or operated by the Company, any of its Subsidiaries or their respective predecessors; (iv) to the Knowledge of the Company, there are no liabilities or obligations of the Company, any of its Subsidiaries or their respective predecessors of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise relating to any Environmental Law or any Hazardous Substance; and (v) the Company has made available to Parent complete and accurate copies of all environmental assessment and audit reports and studies, all Environmental Permits, and all written correspondence regarding any pending or, to Company’s knowledge, alleged claims against the Company or its Subsidiaries pursuant to Environmental Law, in each case that have been prepared or received in the 3 years preceding the date of this Agreement that are in Company’s possession, custody, or control.
Section 5.21.   Material Contracts.   (a)    Section 5.21 of the Company Disclosure Schedule sets forth a list, as of the date of this Agreement, of each of the following Contracts by which the Company or any of its Subsidiaries is a party or bound:
(i)   any lease of real property;
(ii)   any lease of personal property providing for annual rentals of $100,000 or more;
(iii)   any Contracts relating to any partnership, strategic alliance or joint venture that is material to the Company and its Subsidiaries, taken as a whole;
(iv)   any Contract relating to any outstanding Indebtedness;
(v)   any Contract made since the Applicable Date relating to the disposition or acquisition of material assets (whether through a stock transfer, asset transfer, a merger or otherwise) not in the ordinary course of business having a value in excess of $100,000;

(vi)   any Contract that contains a put, call, right of first refusal or similar right pursuant to which the Company or any of its Subsidiaries could be required to purchase or sell, as applicable, any equity interests of any Person or assets that have a fair market value or purchase price of more than $100,000;
(vii)   any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Exchange Act;
(viii)   any Contract or covenant that (A) purports to limit the type of business in which the Company or its Subsidiaries (including, after the Effective Time, Parent or its Affiliates) may engage or the manner or locations in which any of them may so engage in any business or (B) includes a right of first refusal, option, or other similar right which could require the disposition of any material assets or line of business of the Company or its Subsidiaries;
(ix)   requiring or otherwise relating to any future capital expenditures by the Company or any of its subsidiaries in excess of $200,000 in the aggregate;
(x)   any Contract with a current Company Employee; and
(xi)   any Contract, not otherwise required to be scheduled hereunder, which involves payments in any twelve month period from the Company or any of its subsidiaries in an amount in excess of $500,000.
(b)   Except for any such Contract a true and correct copy of which has previously been filed as an exhibit to a Company SEC Document, the Company has made available to Parent prior to the date hereof a complete and correct copy of each Contract listed or required to be listed in Section 5.21(a) of the Company Disclosure Schedule (each, a “Material Contract”). Each of the Material Contracts is valid, binding and in full force and effect (subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights and general principles of equity). Neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company, any other party to a Material Contract, has breached or violated in any material respect any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a material breach or default under the provisions of such Material Contract, and neither the Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted in any material respect under any Material Contract.
Section 5.22.   Affiliate Transactions.   Neither the Company nor any subsidiary is a party to any Contract or any other transaction, agreement, arrangement or understanding between the Company or its Subsidiaries, on the one hand, and an Affiliates thereof (other than wholly owned Subsidiaries of such Person) on the other hand, in each case, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Exchange Act except as have been so disclosed.
Section 5.23.   Finders’ Fees.   Other than to the Company Financial Advisor in accordance with the terms of the engagement letter provided to Parent prior to the date hereof, neither the Company nor any of its Subsidiaries is obligated to pay any fee or commission to any financial advisor, broker, finder or other intermediary in connection with the transactions contemplated by this Agreement. The Company has made available to Parent prior to the date hereof a complete and accurate copy of all agreements pursuant to which the Company Financial Advisor is entitled to any fees, expenses or indemnification in connection with any of the transactions contemplated by this Agreement.
Section 5.24.   Opinion of Financial Advisor.   The Board of Directors has received the opinion of Moelis & Company LLC (the “Company Financial Advisor”), to the effect that, as of the date of such opinion and based on and subject to the various assumptions, qualifications, limitations and other matters considered set forth therein, the consideration to be received in the Offer and the Merger (taken together as an integrated transaction) pursuant to this Agreement by holders of Shares, other than Parent, Merger Sub and their affiliates, is fair, from a financial point of view, to such holders.
Section 5.25.   Antitakeover Statutes.   Assuming the accuracy of the representations and warranties of Parent and Merger Sub, no “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar antitakeover statute or regulation or any antitakeover provision in the Company’s articles of incorporation or bylaws is applicable to the Company, Parent, Merger Sub, the Shares, this Agreement, the

Offer, the Merger or the other transactions contemplated by this Agreement. Prior to the date of this Agreement, the Board of Directors of the Company has taken all action necessary, assuming the accuracy of the representations and warranties herein, to (i) render the Rights Agreement inapplicable to this Agreement, the Offer, the Merger and the other transactions contemplated by this Agreement, and (ii) provide that the Expiration Date (as defined in the Rights Agreement) shall be immediately prior to the occurrence of the Acceptance Time. Other than the Rights Agreement, there is no rights agreement, stockholder rights plan, tax preservation plan, net operating loss preservation plan or “poison pill” antitakeover plan in effect to which the Company or any of its Subsidiaries is subject, party to or otherwise bound. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not cause this Agreement or the Merger to be subject to any takeover or similar provision of the TBOC or any other similar provision that limits or restricts business combinations or the ability to acquire voting shares, and neither the execution of this Agreement, the consummation of the Merger or the other transactions contemplated hereby shall be, or shall be deemed to be, an “affiliated business combination” within the meaning of Section 21.601-21.610 of the TBOC.
Section 5.26.   No Other Representations or Warranties.   Except for the representations and warranties expressly contained in this Agreement (or in any certificate delivered by the Company pursuant hereto), each of Parent and Merger Sub acknowledges that neither the Company nor any Person acting on its behalf makes any other express or any implied representations or warranties in this Agreement with respect to (i) the Company or its Subsidiaries, any of their businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects or any other matter relating to the Company or its Subsidiaries or (ii) the accuracy or completeness of any documentation, forecasts or other information provided by the Company or any Person acting on any of their behalf to Parent or Merger Sub, any Affiliate of Parent or any Person acting on any of their behalf.
Article 6
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Each of Parent and Merger Sub jointly and severally represents and warrants to the Company that:
Section 6.01.   Corporate Existence and Power.   Each of Parent and Merger Sub is a limited liability company or corporation, as applicable, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate powers required to own, lease and operate its properties and assets and carry on its business as now conducted. Parent has made available to the Company prior to the date hereof complete and correct copies of the organizational documents of Parent and Merger Sub as currently in effect. Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has not conducted any business prior to the date hereof, and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation or pursuant to this Agreement, the Offer, the Merger and the other transactions contemplated herby.
Section 6.02.   Corporate Authorization.   Each of Parent and Merger Sub has all requisite limited liability company or corporate power and authority, as applicable, to perform its obligations hereunder and consummate the Offer and the Merger. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, subject to the approval and adoption of this Agreement by Parent, in its capacity as the sole stockholder of Merger Sub, following the execution of this Agreement. Each of Parent and Merger Sub has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a valid and binding obligation of each of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).
Section 6.03.   Governmental Authorization.   The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby require no action by or in respect of, or Permit from or filing by or with respect to Parent or Merger Sub with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Secretary of State of Texas (to the extent applicable) and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (ii) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other state or federal securities laws, and (iii) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 6.04.   Non-contravention.   The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby do not and will not contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws or the comparable organizational documents of Parent or Merger Sub, assuming compliance with the matters referred to in Section 6.03, contravene, conflict with, or result in a violation or breach of any Applicable Law, assuming compliance with the matters referred to in Section 6.03, require any payment to, or consent under or other action by any Person under, constitute a breach or default or an event that, with or without notice or lapse of time or both, would constitute a violation or breach of, or give rise to any right of termination, modification, suspension or cancellation of any right under, or creation or acceleration of any obligation of Parent or any of its Subsidiaries, or to a loss of any benefit to which Parent or any of its Subsidiaries is entitled under, any provision of any Contract or Permit binding on Parent or any of its Subsidiaries or by which they or any their respective properties or assets may be bound or affected or result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, except, in the case of each of clauses (ii) through (iv), as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 6.05.   Disclosure Documents.
(a)   The information with respect to Parent and any of its Subsidiaries that Parent supplies to the Company specifically for use in any Company Disclosure Document, at the time of the filing of such Company Disclosure Document or any amendment or supplement thereto and at the time of any distribution or dissemination thereof, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   The Schedule TO and any amendments or supplements thereto, when filed, and the Offer Documents, when distributed or disseminated, will comply as to form in all material respects with the applicable requirements of the 1934 Act and, at the time of such filing or the filing of any amendment or supplement thereto and at the time of such distribution or dissemination, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this Section 6.05 will not apply to statements or omissions included or incorporated by reference in the Schedule TO and the Offer Documents based upon information supplied to Parent or Merger Sub by the Company or any of its representatives or advisors specifically for use or incorporation by reference therein.
Section 6.06.   Finders’ Fees.   There is no investment banker, broker, financial advisor, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent, Merger Sub or any of their respective Affiliates who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.
Section 6.07.   Sufficiency of Funds.   Parent has sufficient funds available to enable Parent and Merger Sub to consummate the transactions contemplated by this Agreement (including the Offer and the Merger), and to satisfy all of Parent’s and Merger Sub’s obligations hereunder, including payment of the Merger Consideration, payment of the amounts contemplated by the payoff letters in Section 7.05 and payment of any other amounts payable by Parent or Merger Sub hereunder, and all fees and expenses of Parent or Merger Sub relating to the transactions contemplated by this Agreement. Availability to Parent and/or Merger Sub of debt or other financing is not a condition precedent to consummation of the transactions contemplated by this Agreement (including the Offer and the Merger).
Section 6.08.   Litigation.   As of the date hereof, there is no action, suit or proceeding pending against, or, to the knowledge of Parent or Merger Sub, threatened in writing against, Parent, Merger Sub or any of their respective Subsidiaries before (or, in the case of threatened actions, suits or proceedings, that would be before) or by any Governmental Authority, or any order, injunction, judgment, decree or ruling of any Governmental Authority outstanding against Parent, Merger Sub or any of their respective Subsidiaries, that would materially impair, prevent or materially delay in any way Parent, Merger Sub or any of their respective Subsidiaries ability to consummate the transactions contemplated by this Agreement.
Section 6.09.   No Ownership.   None of Parent, Merger Sub or any of their respective Affiliates beneficially owns (as such term is used in Rule 13d-3 promulgated under the 1934 Act) any Shares or any options, warrants or other rights to acquire Shares or other securities of, or any other economic interest (through derivatives, securities or otherwise) in the Company, except as set forth in Section 6.09 of the Parent Disclosure Schedule or as otherwise contemplated by this Agreement.
Section 6.10.   No Other Representations or Warranties.   Except for the representations and warranties expressly contained in this Agreement, the Company acknowledges that neither Parent, Merger Sub nor any Person acting on their behalf makes any other express or any implied representations or warranties in this Agreement with respect to (i) Parent or any of the Parent Subsidiaries, any of their businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects or any other matter relating to Parent or the Parent Subsidiaries or (ii) the accuracy or completeness of any documentation, forecasts or other information provided by Parent or any Person acting on its behalf to the Company, any Affiliate of the Company or any Person acting on its behalf.
Article 7
COVENANTS OF THE COMPANY
The Company agrees that:
Section 7.01.   Conduct of the Company.   During the period from the date hereof until the Effective Time, ((w) except as expressly contemplated by this Agreement (including (1) payment of fees and expenses of counsel, the Company Financial Advisor and other advisors and representatives in connection with the transactions contemplated by this Agreement and (2) any actions taken pursuant to Section 7.03), (x) with the prior written consent of Parent, (y) as may be required by Applicable Law or (z) as set forth in the corresponding subsection of Section 7.01 of the Company Disclosure Schedule) the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course consistent with past practice and, to the extent consistent therewith, use its commercially reasonable efforts to (i) preserve intact its present business organization, (ii) maintain in effect all necessary Permits, (iii) keep available the services of its directors, Officers and Key Employees on commercially reasonable terms, (iv) maintain existing relations and goodwill with Governmental Authorities, its material customers, material suppliers, lenders, vendors, agents, contractors, and others having material business relationships with it and (v) comply with any quarantine, shut down or similar law promulgated by any Governmental Authority and directly applicable to specified areas and types of business operations of the Company, in each case, in connection with or response to the COVID-19 pandemic. Without limiting the generality of the foregoing, except as required by Applicable Law or as set forth in Section 7.01 of the Company Disclosure Schedule, during the period from the date hereof until the Effective Time, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent in each instance (which, other than with respect to clauses (e), (f) (as far as such clause (f) is related to any acquisition other than a merger, consolidation or business combination with any other Person), (k), (l), (m) and (o) below, may be withheld by Parent in its sole discretion):
(a)   amend or otherwise change its certificate of incorporation, bylaws or other similar organizational documents (whether by merger, consolidation or otherwise);
(b)   enter into any new line of business outside the existing business of the Company and its Subsidiaries as of the date of this Agreement;
(c)   (i) adjust, split, combine, subdivide or reclassify any shares of its capital stock, (ii) declare, authorize, establish a record date for, accrue, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock (including any Shares), except for dividends by any of its wholly-owned Subsidiaries or (iii) redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any shares of its capital stock (including any Shares), Company Securities or any Company Subsidiary Securities;
(d)   (i) issue, deliver, sell, dispose, encumber, grant, confer, award or authorize the issuance, delivery, sale, disposal, encumbrance, grant, conferral or award of, any shares of any Company Securities(including under the 2016 Plan) or Company Subsidiary Securities, other than the issuance of (A) any Shares upon the settlement of any Company RSUs that are outstanding on the date of this Agreement in accordance with their terms on the date of this Agreement and (B) any Company Subsidiary Securities to the Company or any other wholly-owned Subsidiary of the Company or (ii) amend or otherwise change any term of any Company Security or any Company Subsidiary Security (in each case, whether by merger, consolidation or otherwise);
(e)   incur any capital expenditures or any obligations or liabilities in respect thereof in excess of the amount reflected in the Company’s capital expenditure budget attached to Section 7.01(e) of the Company Disclosure Schedule;
(f)   make any acquisition of (including by merger, consolidation or acquisition of stock or assets or otherwise) any Person or any division or portion thereof; acquire any assets, other than any asset acquisitions in an aggregate amount not to exceed $250,000 in the ordinary course of business; or otherwise merge, consolidate or amalgamate with any other Person;
(g)   adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;
(h)   sell, lease, license or otherwise transfer, or dispose of, mortgage, sell and lease back or otherwise or create or incur any Lien on, any of the Company’s or its Subsidiaries’ assets, securities, properties, interests or businesses or other interests therein whether tangible or intangible (including securitizations) (other than Intellectual Property) that is material to the Company and its Subsidiaries, taken as a whole, other than (i) sales of inventory in the ordinary course of business consistent with past practice or an obsolete or worthless asset, (ii) pursuant to Contracts in effect on the date hereof, (iii) Permitted Liens and (iv) transfers among the Company and its wholly owned Subsidiaries, or among the wholly owned Subsidiaries of the Company;
(i)   sell, assign, license, sublicense, transfer, convey, abandon, incur any Lien other than Permitted Liens on or otherwise dispose of or fail to maintain, enforce or protect any material Intellectual Property owned, used or held for use by the Company or any of its Subsidiaries (except for non-exclusive licenses or sublicenses of Intellectual Property granted by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice);
(j)   make any loans, advances or capital contributions to, or investments in, any other Person, other than in a wholly owned Company Subsidiary, investments in short term marketable securities and cash equivalents, and advances to employees in respect of travel or other related business expenses in each case in the ordinary course of business consistent with past practice;
(k)   create, incur, assume, suffer to exist or otherwise become liable with respect to any Indebtedness, or repay, redeem, repurchase or otherwise retire any (other than as required by its terms) existing Indebtedness, in each case except for (i) loans or advances between Subsidiaries of the Company or between the Company and Subsidiaries, (ii) trade payables incurred in the ordinary course of business, (iii) immaterial obligations incurred pursuant to business credit cards in the ordinary course of business and (iv) any other Indebtedness incurred under the Dominion Loan Agreement in the ordinary course of business consistent with past practice for capital expenditures and working capital;
(l)   renew, enter into, amend or modify or terminate any Material Contract, or any Contract that would constitute a Material Contract if it were in effect on the date of this Agreement (except the expiration or renewal of any Material Contract in accordance with its terms), or otherwise waive, release, relinquish or assign any material rights, claims or benefits of the Company or any of its Subsidiaries; provided, however, that this shall not prevent the Company from entering into any new Contract for the provision of seismic services in the ordinary course of business;

(m)   except as required by the terms of any Employee Plan as in effect on the date hereof or Applicable Law, (i) with respect to any current or former Service Provider, (A) grant or increase any compensation, bonus, severance, retention, change in control, termination pay, welfare or other benefits, (B) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former Service Provider or (C) enter into or amend any employment, consulting, severance, retention, change in control, termination pay, retirement, deferred compensation, transaction bonus or similar agreement or arrangement, (ii) establish, adopt, enter into or amend any Employee Plan or Collective Bargaining Agreement, (iii) recognize any new union, works council or similar employee representative with respect to any current or former Service Provider, (iv) establish, adopt or enter into any plan, agreement or arrangement, or otherwise commit, to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Tax incurred by such Service Provider, including under Section 409A or Section 4999 of the Code, (v) hire any employees who would be Key Employees or (vi) terminate the employment of any Key Employee other than for cause or pursuant to the requested resignation or retirement of such Key Employee;
(n)   change the Company’s fiscal year or, except as required by concurrent changes in GAAP or in Regulation S-X of the 1934 Act, or with respect to permitted early adoption of required GAAP as disclosed in the Company 10-K, as agreed to by its independent public accountants, methods of accounting;
(o)   (i) settle, release, waive, discharge or compromise, or offer or propose to settle, release, waive, discharge or compromise, (A) any Action or threatened Action (excluding any Action or threatened Action relating to Taxes) involving or against the Company or any of its Subsidiaries in excess of $$100,000 individually or $500,000 in the aggregate or that imposes any restrictions or limitations upon the operations or business of the Company or any of its Subsidiaries or equitable or injunctive remedies or the admission of any criminal wrongdoing or (B) any Action or threatened Action (excluding any Action or threatened Action relating to Taxes) that relates to the transactions contemplated hereby or (ii) initiate or commence any Action outside the ordinary course of business consistent with past practice;
(p)   change any material Tax election, change any annual Tax accounting period, adopt (other than consistent with past practice) or change any material method of Tax accounting, amend any Tax Return that would have the effect of increasing the Tax liability of the Company or any Subsidiary of the Company for any period on or after the Closing, enter into any closing agreement with respect to Taxes, settle or compromise any Action relating to Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment (other than pursuant to customary extensions of the due date to file a Tax Return obtained in the ordinary course of business), or knowingly surrender any right to claim a Tax refund or offset or other reduction in Tax liability;
(q)   take any action that would, or would be reasonably likely to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Offer, the Company Special Meeting, the Merger or the other transactions contemplated by this Agreement;
(r)   take any action that would reasonably be expected to result in the cancellation of existing insurance policies or insurance coverage of the Company or any of its Subsidiaries; or
(s)   agree, resolve or commit to do any of the foregoing.
Section 7.02.   Access to Information.   From the date hereof until the termination of this Agreement pursuant to Article 11, and subject to Applicable Law, upon reasonable notice during normal business hours, the Company shall (and shall cause its Subsidiaries to) give Parent, its officers, directors, employees, investment bankers, attorneys, lenders, underwriters, accountants, consultants or other agents, advisors or other representatives (“Representatives”) reasonable access to the Company’s Representatives and its offices, properties, assets, books, records, work papers and other documents related to the Company and its Subsidiaries and promptly furnish to Parent and its Representatives such financial and operating data and other information as such Persons may reasonably request, including copies of the books, records, work papers and other documents related to the Company and its Subsidiaries; provided, that neither the Company nor any of its Subsidiaries shall be required to provide access or disclose information where such access or disclosure would, in each case upon the advice of legal counsel, jeopardize the attorney-client privilege of the Company or its Subsidiaries. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries. No information or knowledge obtained in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Company hereunder. Notwithstanding the foregoing, in the case of any information that in the reasonable, good faith judgement of the Company is competitively sensitive, such information shall be provided to Parent pursuant to a “clean room” arrangement agreed between the parties that is intended to permit the sharing of such information in compliance with Applicable Laws. The information provided pursuant to this Section 7.02 shall be kept confidential by the recipient thereof in accordance with the Confidentiality Agreement. The Confidentiality Agreement shall terminate as of the Acceptance Time.
Section 7.03.   No Solicitation; Other Offers.
(a)   General Prohibitions.   From and after the date hereof until the earlier to occur of the Effective Time or the date of termination of this Agreement in accordance with Article 11, neither the Company nor any of its Subsidiaries shall, nor shall the Company or any of its Subsidiaries authorize or permit any of its or their Representatives to, directly or indirectly, solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal, enter into, engage in or participate in any discussions or negotiations with, furnish any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books, records, work papers and other documents related to the Company or any of its Subsidiaries to, otherwise knowingly cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any Third Party that is seeking to make, or has made, an Acquisition Proposal, qualify, withdraw or modify in a manner adverse to Parent or Merger Sub, or propose publicly to qualify, withdraw or modify the Company Board Recommendation, adopt, endorse, approve or recommend, or propose publicly to adopt, endorse, approve or recommend, any Acquisition Proposal, or resolve to take any such action, publicly make any recommendation in connection with a tender offer or exchange offer (other than the Offer) other than a recommendation against such offer or a temporary “stop, look and listen” communication by the Board of Directors of the type contemplated by Rule 14d-9(f) under the 1934 Act; other than with respect to a tender or exchange offer described in clause (C), following the date any Acquisition Proposal or any material modification thereto is first made public, fail to issue a press release reaffirming the Company Board Recommendation within ten Business Days after a request by Parent to do so or fail to include the Company Board Recommendation in the Schedule 14D-9 and Proxy Statement when disseminated to the Company’s stockholders (any of the foregoing in this clause (iii), an “Adverse Recommendation Change”), or enter into any agreement in principle, letter of intent, indication of interest, term sheet, merger agreement, acquisition agreement, option agreement or other Contract relating to an Acquisition Proposal. It is agreed that any violation of the restrictions on the Company set forth in this Section by any Subsidiary of the Company or any Representative of the Company or any of its Subsidiaries shall be a breach of this Section by the Company.
(b)   Exceptions.   Notwithstanding Section 7.03(a), at any time prior to the Acceptance Time:
(i)   the Company, directly or indirectly through its Representatives, may engage in discussions with any Third Party and its Representatives that has made after the date of this Agreement a written Acquisition Proposal that did not result from a material breach of Section 7.03, if and only to the extent that the Board of Directors reasonably determines in good faith, after consultation with outside legal counsel and its independent financial advisor, is or would reasonably be expected to lead to a Superior Proposal and furnish to such Third Party and its Representatives non-public information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement (a copy of which shall be provided for informational purposes only to Parent) with such Third Party and/or such other Persons with terms no less favorable to the Company than those contained in the Confidentiality Agreement; provided that all such information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, promptly (and in any event within 24 hours) following the time it is provided or made available to such Third Party and/or such other Persons; and

(ii)   subject to compliance with Section 7.03(e), the Board of Directors may make an Adverse Recommendation Change in connection with a Superior Proposal or in response to events, changes or developments in circumstances that are material to the Company and its Subsidiaries, taken as a whole, that were not known to or reasonably foreseeable by the Board of Directors as of or prior to the date hereof and becomes known to the Board of Directors after the date hereof and prior to the Acceptance Time (an “Intervening Event”); provided that in no event shall any of the following constitute or contribute to an Intervening Event: changes in the financial or securities markets or general economic or political conditions in the United States, changes (including changes in GAAP, other applicable accounting rules or Applicable Law) or conditions generally affecting the industry in which the Company and its Subsidiaries operate, acts of war, sabotage or terrorism or natural disasters involving the United States of America, the Company and its Subsidiaries meeting or exceeding any internal or published budgets, projections, forecasts or predictions of financial performance for any period, changes in the market price or trading volume of the Shares or any other securities of the Company or its Subsidiaries (provided that underlying events or occurrences that lead to such changes in the market price or trading volume of the Shares may constitute or contribute to an Intervening Event), or any change in credit rating, or the receipt, existence or terms of any Acquisition Proposal or any inquiry, offer, request or proposal that would reasonably be expected to lead to an Acquisition Proposal;
in each case referred to in the foregoing clauses (i) and (ii) only if the Board of Directors determines in good faith, after consultation with outside legal counsel that the failure to take such action would be inconsistent with its fiduciary duties under Texas law.
(c)   In addition, nothing contained herein shall prevent the Board of Directors from complying with Rule 14e-2(a) or Rule 14d-9 under the 1934 Act or making any disclosure to the stockholders of the Company if the Board of Directors determines in good faith, after consultation with the outside legal counsel, that the failure to make such disclosure would be reasonably likely to be inconsistent with its fiduciary duties under Texas law; provided, that any such disclosure referred to in clause (i) or (ii) that relates to an Acquisition Proposal shall be deemed to be an Adverse Recommendation Change unless the Board of Directors expressly reaffirms the Company Board Recommendation in such disclosure or such disclosure is a “stop, look and listen” communication to the stockholders of the Company pursuant to Rule 14d-9(b) promulgated under the 1934 Act; provided, further, that this Section 7.03(c) shall not be deemed to permit the Board of Directors to make an Adverse Recommendation Change except, in each case, to the extent permitted by Section 7.03(e).
(d)   The Company shall notify Parent promptly (but in no event later than 24 hours) after receipt by the Company (or any of its Representatives) of any Acquisition Proposal or any request for information relating to the Company or any of its Subsidiaries in connection with any such Acquisition Proposal (or for the purpose of facilitating the submission of an Acquisition Proposal) or request for access to the business, properties, assets, books, records, work papers or other documents relating to the Company or any of its Subsidiaries by any Third Party that has made an Acquisition Proposal or that has made such request for the purpose of facilitating the submission of an Acquisition Proposal. The Company shall provide such notice orally and in writing and shall identify the Third Party making, and the material terms and conditions of, any such Acquisition Proposal. The Company shall keep Parent reasonably informed, on a reasonably prompt basis, of the status of any such Acquisition Proposal and shall promptly (but in no event later than 24 hours after receipt) provide to Parent copies of all correspondence and written materials sent by or provided to the Company or any of its Subsidiaries or any of their respective Representatives that describes the material terms or conditions of any Acquisition Proposal (as well as written summaries of any oral communications addressing such matters). Any material amendment to any Acquisition Proposal will be deemed to be a new Acquisition Proposal for purposes of the Company’s compliance with this Section 7.03(d).
(e)   “Last Look”.   The Board of Directors shall not make an Adverse Recommendation Change or terminate this Agreement pursuant to Section 11.01(d), unless the Company notifies Parent in writing, at least five Business Days before taking that action, of its intention to do so, specifying in reasonable detail the reasons for such Adverse Recommendation Change and/or such termination, attaching in the case of an Adverse Recommendation Change to be made in connection with a Superior Proposal or a termination of this Agreement pursuant to Section 11.01(d), the most current version of the proposed agreement under which a Superior Proposal is proposed to be consummated and the identity of the third party making the Acquisition Proposal, or in the case of an Adverse Recommendation Change to be made pursuant to an Intervening Event, a reasonably detailed description of the reasons for making such Adverse Recommendation Change, the Company has negotiated, and has caused its Representatives to negotiate, in good faith with Parent during such notice period any revisions to the terms of this Agreement that Parent proposes and has not withdrawn in response to such Superior Proposal and that would be binding on Parent if accepted by the Company and following the end of such notice period, the Board of Directors shall have determined, in consultation with outside legal counsel and its independent financial advisor, and giving due consideration to such revisions proposed by Parent, that in the case of an Adverse Recommendation Change to be made in connection with a Superior Proposal or a termination of this Agreement pursuant to Section 11.01(d), such Superior Proposal would nevertheless continue to constitute a Superior Proposal (assuming such revisions proposed by Parent were to be given effect) (it being understood and agreed that any amendment to the financial terms or other material terms of such Superior Proposal shall require a new written notification from the Company and a new three Business Day period under this Section 7.03(e)) and in the case of an Adverse Recommendation Change to be made pursuant to an Intervening Event, such Intervening Event would nevertheless necessitate the need for such Adverse Recommendation Change (it being understood and agreed that any material change to the facts and circumstances relating to such Intervening Event shall require a new written notification from the Company and a new three Business Day period under this Section 7.03(e)), and in either case, the Board of Directors determines in good faith, after consultation with outside legal counsel, that failure to take such action would be inconsistent with its fiduciary duties under Texas law.
(f)   Definition of Superior Proposal.   For purposes of this Agreement, “Superior Proposal” means any bona fide unsolicited written Acquisition Proposal (substituting the term “50%” for the terms “20%” in each instance where such term appears therein) that the Board of Directors determines in good faith, after consultation with its financial advisor and outside legal counsel and taking into account all the terms and conditions of the Acquisition Proposal, including any break-up fees, expense reimbursement provisions and legal, financial, regulatory and other aspects of such proposal, including conditions to consummation, are more favorable to the Company’s stockholders than as provided hereunder (taking into account any revisions proposed by Parent and not withdrawn to amend the terms of this Agreement pursuant to Section 7.03(e)), which the Board of Directors determines is reasonably likely to be consummated without undue delay relative to the transactions contemplated by this Agreement and for which financing, if a cash transaction (whether in whole or in part), is then fully committed by a reputable financing source or reasonably determined to be available by the Board of Directors.
(g)   Obligation of the Company to Terminate Existing Discussions.   The Company shall, and shall cause its Subsidiaries and its and their Representatives to, cease immediately and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party and its Representatives and shall promptly direct each such Third Party, if any, to promptly return or destroy all confidential information heretofore furnished to such Person by or on behalf of the Company or any of its Subsidiaries (and all analyses and other materials prepared by or on behalf of such Person that contains, reflects or analyzes that information). If received by the Company, the Company shall provide to Parent all certifications of such return or destruction from such other Persons as promptly as practicable after receipt thereof.
Section 7.04.   Compensation Arrangements.   Prior to the Effective Time, the Company will take all steps that may be necessary or advisable to cause each Employee Plan pursuant to which consideration is payable to any officer, director or employee entered into by the Company or any of its Subsidiaries on or after the date hereof to be approved as an “employment compensation, severance or other employee benefit arrangement” within the meaning of Rule 14d-10(d)(2) under the 1934 Act in a manner that satisfies the requirements of the non-exclusive safe harbor set forth in Rule 14d-10(d) of the 1934 Act.
Section 7.05.   Payoff Letters.   Upon the prior written request of Parent to the Company (such request to be provided no later than five Business Days prior to the Acceptance Time (or such later date as the Company may agree)), the Company shall use reasonable best efforts to obtain customary payoff letters on or prior to the Closing for the Indebtedness set forth in Section 7.05 of the Company Disclosure Schedule of the Company or any of its Subsidiaries. Any such payoff letter shall be in form and substance customary for transactions of this type from all financial institutions and other Persons (or the applicable agent, trustee or other representative on behalf of such Persons) to which the Indebtedness set forth in Section 7.05 of the Company Disclosure Schedule of the Company or any of its Subsidiaries is owed, which payoff letters together with any related release documentation shall include (i) the payoff amount and (ii) confirmation that any Liens and guarantees granted in connection therewith related to the assets, rights and properties of the Company and its Subsidiaries securing such Indebtedness and any other obligations secured thereby shall be, upon the payment of the amount set forth in the applicable payoff letter, released and terminated.
Section 7.06.   Interim Communications by the Company.   Prior to making any communications generally disseminated to the employees, customers, lenders, suppliers, vendors or other Persons having material business relationships with the Company or its Subsidiaries relating to the transactions contemplated by this Agreement, the Company shall provide Parent with notice of the intended communication, Parent shall have the right to review such communication and provide comments which the Company shall consider in good faith to provide a mutually agreeable communication. Notwithstanding the foregoing, it shall not be deemed a breach of this Section for the Company to disseminate information to such persons if such information was previously approved by Parent for dissemination to a similarly situated set of recipients.
Section 7.07.   Key Employee Resignations.   The Company shall promptly notify Parent if, prior to the Closing, to the Knowledge of the Company, any Key Employee resigns or retires.
Article 8
COVENANTS OF PARENT
Parent agrees that:
Section 8.01.   Obligations of Merger Sub.   Parent shall take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Offer on the terms set forth in this Agreement. If the conditions of Section 3.01(a) are met, Parent shall take all action necessary to cause Merger Sub to perform its obligations to promptly consummate the Merger on the terms and conditions set forth in this Agreement.
Section 8.02.   Director and Officer Liability.   Parent shall cause the Surviving Corporation, and the Surviving Corporation hereby agrees, to do the following:
(a)   For six years after the Effective Time, the Surviving Corporation shall indemnify and hold harmless the present and former officers and directors of the Company (each, an “Indemnified Person”) in respect of acts or omissions occurring at or prior to the Effective Time to the fullest extent permitted by the TBOC or any other Applicable Law or provided under the Company’s certificate of incorporation and bylaws in effect on the date hereof; provided that such indemnification shall be subject to any limitation imposed from time to time under Applicable Law.
(b)   For six years after the Effective Time, Parent shall cause to be maintained in effect provisions in the Surviving Corporation’s certificate of incorporation and bylaws (or in such documents of any successor to the business of the Surviving Corporation) regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of this Agreement.
(c)   Prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the directors’ and officers’ liability coverage of the Company’s existing directors’ and officers’ insurance policies and the Company’s existing fiduciary liability insurance policies (collectively, “D&O Insurance”), in each case for a claims reporting or discovery period of at least six years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies with respect to any actual or alleged error, misstatement, misleading statement, act, omission, neglect, breach of duty or any matter claimed against a director or officer of the Company by reason of him or her serving in such capacity that existed or occurred at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided that the Company shall give Parent a reasonable opportunity to participate in the selection of such tail policy and the Company shall give reasonable and good faith consideration to any comments made by Parent with respect thereto. If the Company or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall continue to maintain in effect, for a period of at least six years from and after the Effective Time, the D&O Insurance in place as of the date hereof with terms, conditions, retentions and limits of liability that are no less favorable than the coverage provided under the Company’s existing policies as of the date hereof, or the Surviving Corporation shall purchase comparable D&O Insurance for such six-year period with terms, conditions, retentions and limits of liability that are no less favorable than as provided in the Company’s existing policies as of the date hereof. Notwithstanding the foregoing, in no event shall Parent or the Surviving Corporation be required to, and in no event shall the Company be permitted to, without Parent’s prior written consent, expend for the policies pursuant to this section an aggregate premium amount in excess of 300% of the amount per annum the Company paid in its last full fiscal year, which amount is set forth on Section 8.02(c) of the Company Disclosure Schedule; provided that if the aggregate premiums of such insurance coverage exceed such amount, the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.
(d)   If Parent, the Surviving Corporation or any of its successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 8.02.
(e)   The rights of each Indemnified Person under this Section 8.02 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, under the TBOC or any other Applicable Law or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person, his or her heirs and his or her representatives.
Section 8.03.   Employee Matters.   (a)    For the period commencing on the date of the Effective Time through the first anniversary thereof, Parent shall, or shall cause the Surviving Corporation to, provide each Continuing Employee with a base salary or wage rate that is no less favorable than the base salary or wage rate provided to similarly situated employees of Parent or its Affiliates immediately prior to the Acceptance Time.
(b)   Unless otherwise directed in writing by Parent at least five Business Days prior to the Effective Time, the Company may take all actions that are necessary to cause each Employee Plan set forth in Section 8.03(b)(i) of the Company Disclosure Schedule to terminate effective as of no later than immediately prior to the Effective Time. In addition, except as set forth on Section 8.03(b)(ii) of the Company Disclosure Schedule, prior to the Effective Time, the Company may take such actions as Parent may reasonably request so as to enable Parent or the Surviving Corporation, as the case may be, to effect such actions relating to the Company’s 401(k) Plans (each, a “Company 401(k) Plan”) as Parent may deem necessary or appropriate, which may include having the Company terminate such plan prior to the Effective Time. All resolutions, notices or other documents issued, adopted or executed in connection with the implementation of this Section 8.03(b) shall be subject to Parent’s prior review and approval. The Company shall promptly provide all information about the Continuing Employees’ participation in the Employee Plans (including regarding elections) that Parent reasonably requests to permit Parent to meet its obligations pursuant to this Section 8.03.

(c)   In connection with any termination of any Company 401(k) Plan pursuant to Section 8.03(b) or otherwise, Parent may use commercially reasonably efforts to permit, as soon as reasonably practicable following the Effective Time, each Continuing Employee to make rollover contributions of “eligible rollover distributions” (within the meaning of Section 401(a)(31) of the Code) in cash and, to the extent permitted under the terms of the plan documents (including any applicable Parent or Surviving Corporation plan documents), participant loans in an amount equal to the eligible rollover distribution portion of the account balance distributed to each such Continuing Employee from any Company 401(k) Plan to an “eligible retirement plan” (within the meaning of Section 401(a)(31) of the Code) of Parent or any of its Affiliates (the “Parent 401(k) Plan”). Parent may use commercially reasonably efforts to cause the Parent 401(k) Plan to accept rollovers by Continuing Employees from any Company 401(k) Plan, including, to the extent permitted under the terms of the plan documents (including any applicable Parent or Surviving Corporation plan documents), participant loans, after the Effective Time.
(d)   Following the Effective Time, Parent shall use commercially reasonable efforts to provide (or cause to be provided) to each Continuing Employee full credit for prior service with the Company and its Subsidiaries for purposes of vesting and eligibility to participate in employee benefit plans maintained by Parent or its Subsidiaries for which the Continuing Employee is eligible to participate following the Effective Time (but such service credit shall not be provided for benefit accrual purposes, except for vacation and severance) to the same extent as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any analogous Employee Plan; provided that the foregoing shall not apply to the extent that it would result in any duplication of benefits for the same period of service. Parent shall, and shall cause its Subsidiaries (including the Surviving Corporation) to, use commercially reasonable efforts to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage of the Continuing Employees (and any dependents thereof) under any welfare benefit plans in which such Continuing Employees (and any dependents thereof) may be eligible to participate after the Closing to the same extent such preexisting conditions, exclusions and waiting periods are waived under any analogous Employee Plan prior to the Effective Time and (ii) provide each Continuing Employee with credit for any co-payments and deductibles paid by such Continuing Employee during the calendar year in which the Effective Time occurs under the relevant welfare benefit plans in which such Continuing Employee is eligible to participate from and after the Effective Time to the same extent as such Continuing Employee was entitled, prior the Effective Time, to credit of such co-payments or deductibles under any analogous Employee Plan.
(e)   Without limiting the generality of Section 12.06, nothing in this Section 8.03, express or implied, is intended to or shall confer upon any Person other than the parties hereto, including any current or former Service Provider, Company Employee or Continuing Employee, any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, shall establish, or constitute an amendment, termination or modification of, or an undertaking to amend, establish, terminate or modify, any Employee Plan or other benefit plan, program, agreement or arrangement, shall alter or limit the ability of Parent or any of its Subsidiaries (or, following the Effective Time, the Company or any of its Subsidiaries) to amend, modify or terminate any Employee Plan or any other benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them or shall create any obligation on the part of Parent or its Subsidiaries (or, following the Effective Time, the Company or any of its Subsidiaries) to employ or engage any Service Provider for any period following the Effective Time.
Article 9
COVENANTS OF PARENT AND THE COMPANY
The parties hereto agree that:
Section 9.01.   Commercially Reasonable Efforts.   Subject to the terms and conditions of this Agreement, the Company and Parent shall use their commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the transactions contemplated by this Agreement, including preparing and filing as promptly as practicable with any Governmental Authority or other third party all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents and obtaining and maintaining all Permits required to be obtained from any Governmental Authority or other third party that are necessary, proper or advisable to consummate the transactions contemplated by this Agreement; provided that nothing in this Agreement will (and “commercially reasonable efforts” will in no event) require, or be construed to require, Company, Parent or Merger Sub to (i) commence or defend any Action by or against any Governmental Authority in connection with the transactions contemplated hereby or (ii) sell, divest, lease, license, transfer, dispose of or otherwise encumber or hold separate (including by establishing a trust or otherwise), or take any other action (including by Parent or Merger Sub providing its consent to permit the Company or any of its Subsidiaries to take any of the foregoing actions), or enter into any settlement, undertaking, consent decree, stipulation or agreement requiring any such action, or otherwise proffer or agree to do any of the foregoing, with respect to any of the businesses, assets or properties of Parent, the Company or any of their respective Affiliates or Subsidiaries (any of the actions described in this proviso, a “Burdensome Condition”). Neither the Company nor any of its Subsidiaries shall take or agree to take any of the actions described in the definition of “Burdensome Condition” without the prior written consent of Parent which, without limiting Parent’s obligations under this Section 9.01(a), may be granted or withheld in Parent’s sole discretion.
Section 9.02.   Certain Filings.   The Company and Parent shall reasonably cooperate with one another (i) in connection with the preparation of the Company Disclosure Documents and the Offer Documents and (ii) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material Contracts, in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company and Parent shall use their respective commercially reasonable efforts to take such actions or make any such filings and furnish information required in connection therewith or with the Company Disclosure Documents or the Offer Documents, and seek to timely obtain such actions, consents, approvals or waivers from parties under such material Contracts, but neither party shall be required to expend money or modify, amend or otherwise alter the term or provision of any such Contracts to obtain any such actions, consents, approvals or waivers.
Section 9.03.   Public Announcements.   The initial press releases issued by Parent and the Company with respect to the execution of this Agreement shall be reasonably agreed upon by the other party. Thereafter, Parent and the Company shall consult with each other before issuing any press release, having any communication with the press (whether or not for attribution) or making any other public statement, or scheduling any press conference or conference call with investors or analysts, with respect to this Agreement or the transactions contemplated hereby and, except in respect of any public statement or press release that is determined by a party, after consultation with outside legal counsel, to be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association (in which case, such disclosing party will endeavor, on a basis reasonable under the circumstances, to provide a meaningful opportunity to the other party to review and comment upon such public statement or press release), shall not issue any such press release or make any such other public statement or schedule any such press conference or conference call before such consultation; provided, however, that the foregoing restrictions shall not apply to releases or public statements by the Company in connection with an Acquisition Proposal, but subject to the Company’s and its Representatives’ compliance with Section 7.03. Notwithstanding the foregoing, without prior consultation, each party (a) may communicate information that is not confidential information of any other party with financial analysts, investors and media representatives in a manner consistent with its past practice in compliance with Applicable Law and (b) may disseminate the information included in a press release or other document previously approved for external distribution by the other parties.
Section 9.04.   Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments, assurances or other instruments and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Section 9.05.   Section 16 Matters.   Prior to the Effective Time, each party shall take all such steps as may be required to cause any dispositions of Shares in connection with the transactions contemplated by this Agreement (including derivative securities of such Shares) by each individual who is subject to the reporting requirements of Section 16(a) of the 1934 Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the 1934 Act.
Section 9.06.   Notices of Certain Events.   Each of the Company and Parent shall promptly notify the other of: any communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement; any material written communication from any Governmental Authority in connection with the transactions contemplated by this Agreement (other than such communications contemplated in Section 9.01, which shall be governed by such Section); any Actions commenced or, to the Knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries or Parent and any of its Subsidiaries, as the case may be, that relate to the consummation of the transactions contemplated by this Agreement; the discovery of any fact, circumstance or event, the occurrence or non-occurrence of which could reasonably be expected to result in (i) the any inaccuracy of any representation or warranty contained in this Agreement at any time during the term hereof that could reasonably be expected to cause any Offer Condition or condition to the Merger not to be satisfied or (ii) any failure of that party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder that could reasonably be expected to cause any Offer Condition or condition to the Merger not to be satisfied; provided that the delivery of any notice pursuant to this Section 9.06 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.
Section 9.07.   Takeover Statutes.   If any “control share acquisition,” “fair price,” “moratorium” or other antitakeover or similar statute or regulation shall become applicable to the transactions contemplated by this Agreement, each of the Company, Parent and Merger Sub and the respective members of their boards of directors shall, to the extent permitted by Section 21.606 of the TBOC, use commercially reasonable efforts to grant such approvals and to take such actions as are reasonably necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated herein and otherwise to take all such other actions as are reasonably necessary to eliminate or minimize the effects of any such statute or regulation on the transactions contemplated hereby.
Article 10
CONDITIONS TO THE MERGER
Section 10.01.   Conditions to the Obligations of Each Party.   The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction of the following conditions:
(a)   no injunction or other order issued by a court of competent jurisdiction or Applicable Law or legal prohibition shall prohibit or make illegal the consummation of the Merger;
(b)   the Acceptance Time shall have occurred, Parent or Merger Sub shall have irrevocably accepted for payment all of the Shares validly tendered and not validly withdrawn pursuant to the Offer and the Merger is being pursued pursuant to Section 3.01(a); and
(c)   the Company Shareholder Approval shall have been obtained at the Company Shareholder Meeting (or the parties shall have jointly determined that such approval at a Company Shareholder Meeting is not required).
Article 11
TERMINATION
Section 11.01.   Termination Prior to Acceptance Time.   The Offer may be abandoned and this Agreement may be terminated prior to the Acceptance Time:
(a)   by mutual written agreement of the Company and Parent;
(b)   by either the Company or Parent, if the Acceptance Time shall not have occurred on or before 5:00 p.m. (New York City time) on the date that is twenty-two (22) Business Days after the Offer

Commencement Date (the “Offer End Date”); provided that the Offer End Date shall be automatically extended to accommodate any mandatory extensions of the Offer pursuant to Section 2.01(c); and provided further that the right to terminate this Agreement pursuant to this Section 11.01(b) shall not be available to any party whose breach of any provision of this Agreement has proximately caused or resulted in the failure of the Acceptance Time to occur by such time;
(c)   by Parent, if, prior to the Acceptance Time:
(i)   the Board of Directors shall have failed to include the Company Board Recommendation in the Schedule 14D-9 when mailed, or shall have effected an Adverse Recommendation Change; or
(ii)   the Company or any of its Subsidiaries shall have materially breached Section 7.03; or
(d)   by the Company, prior to the Acceptance Time subject to compliance with Section 7.03, in order to enter into a definitive, written agreement immediately following such termination in respect of a Superior Proposal; provided that such termination shall only occur upon payment by the Company of all amounts due pursuant to Section 12.04(b) in accordance with the terms specified therein.
Section 11.02.   Termination Prior to Effective Time.   The Merger may be abandoned following the Acceptance Time but prior to the Effective Time:
(a)   by mutual written agreement of the Company and Parent;
(b)   by either the Company or Parent, if:
(i)   the Effective Time shall not have occurred on or before 5:00 p.m. (New York City time) on March 31, 2022 (the “Merger End Date”); provided that the right to terminate this Agreement pursuant to this Section 11.02(b)(i) shall not be available to any party whose breach of any provision of this Agreement has proximately caused or resulted in the failure of the Merger to be consummated prior to the Merger End Date; or
(ii)   any Governmental Authority of competent jurisdiction shall have issued an injunction, order or decree, that prohibits or makes illegal consummation of the Merger or permanently enjoins Company, Parent or Merger Sub from consummating the Merger and with respect to any injunction, order or decree, such injunction, order or decree shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Section 11.02(b)(ii) shall not be available to any party that has materially breached its obligations under Section 9.01 or to any party whose material breach of any representation, covenant or obligation of such party set forth in this Agreement is attributable to such final and nonappealable injunction, order or decree.
(c)   by Parent, if, prior to the Effective Time a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause the conditions set forth in clauses (E) or (F) of Annex I not to exist and such breach or failure is incapable of being cured by the Merger End Date or, if curable by the Merger End Date, is not cured by the Company within 30 days after receipt by the Company of written notice of such breach or failure; provided that, at the time of the delivery of such notice, Parent or Merger Sub shall not be in material breach of its or their obligations under this Agreement provided, further, that references to the Acceptance Time in such clauses shall be to the Merger End Date for purposes of this Section 11.02; or
(d)   by the Company, prior to the Effective Time if a breach in any material respect of any representation or warranty or failure to perform in any material respect any covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement shall have occurred and such breach or failure (A) is incapable of being cured by the Merger End Date or, if curable by the Merger End Date, is not cured by Parent or Merger Sub within 30 days after receipt by Parent of written notice of such breach or failure and (B) would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect; provided that, at the time of the delivery of such notice, the Company shall not be in material breach of its obligations under this Agreement.

Section 11.03.   Notice of Termination.   The party desiring to terminate this Agreement pursuant to Section 11.01 or abandon the Merger pursuant to Section 11.02 (other than pursuant to Section 11.01(a) or Section 11.02(a)) shall give written notice of such termination to the other party.
Section 11.04.   Effect of Termination.
(a)   If this Agreement is terminated pursuant to Section 11.01, this Agreement shall become void and of no effect without liability of any party (or any director, officer, employee, agent, consultant or representative of such party) to the other party hereto; provided that, if such termination shall result from the fraud of either party or a Knowing and Intentional Breach by either party, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure.
(b)   The provisions of this Section 11.04, Section 11.05 and Article 12 shall be the only provisions to survive any termination hereof pursuant to Section 11.02.
Section 11.05.   Termination Fee.
(a)   If this Agreement is terminated by Parent pursuant to Section 11.01(c)(i) (Adverse Recommendation Change) or Section 11.01(c)(ii) (Breach of Non-Solicit), or by the Company pursuant to Section 11.01(d) (Superior Proposal), then the Company shall pay to Parent in immediately available funds $1,683,321 (the “Termination Fee”), in the case of a termination by Parent, within five Business Days after such termination and, in the case of a termination by the Company, substantially concurrent with such termination, and as a condition thereto.
(b)   If (i) this Agreement is terminated by Parent or the Company pursuant to Section 11.01(b) (Offer End Date) and the conditions set forth in clause (G) of Annex I shall not have been satisfied, (ii) after the date of this Agreement and prior to such termination, an Acquisition Proposal shall have been publicly announced or otherwise communicated to the Board of Directors and (iii) within 12 months following the date of such termination, the Company or any of its Subsidiaries shall have entered into a definitive agreement with respect to or recommendation to its stockholders an Acquisition Proposal that is later consummated or an Acquisition Proposal shall have been consummated (provided that for purposes of this clause (iii), each reference to “20%” in the definition of Acquisition Proposal shall be deemed to be a reference to “50%”), then the Company shall pay to Parent in immediately available funds, prior to or concurrently with such consummation, the Termination Fee.
(c)   Each party acknowledges and agrees that the fee contemplated by this Section 11.05 is not a penalty, but rather liquidated damages in amounts reasonably estimated by the parties to compensate the other party for efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby.
(d)   The Company acknowledges that the agreements contained in this Section 11.05 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Parent and Merger Sub would not enter into this Agreement.
Article 12
MISCELLANEOUS
Section 12.01.   Notices.   All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and electronic mail (“e-mail”) transmission, so long as a receipt of such facsimile transmission or e-mail is requested and received) and shall be given, if to Parent, Merger Sub or, after the Effective Time, the Company or the Surviving Corporation, to:
Wilks Brothers, LLC
17018 I-20 Frontage
Cisco, TX 76437
Attention: Javier Rocha
E-mail: javier.rocha@wilksbrothers.com

with a copy (which shall not constitute notice) to:
Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Houston, TX 77002
Attention: Michael S. Telle
E-mail: mtelle@velaw.com
if to the Company prior to the Effective Time, to:
Dawson Geophysical Company
508 West Wall, Suite 800
Midland, Texas 79701
Attention: Stephen C. Jumper
E-mail: jumper@dawson3d.com
with a copy (which shall not constitute notice) to:
Baker Botts L.L.P.
2001 Ross Avenue, Suite 900
Dallas, TX 75201
Attention: Grant Everett
Email: Grant.Everett@bakerbotts.com
or to such other address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.
Section 12.02.   Survival of Representations, Warranties, Covenants and Agreements.   None of the representations, warranties, covenants and agreements in this Agreement shall survive the Effective Time, except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time and (b) those covenants and agreements set forth in this Article 12.
Section 12.03.   Amendments and Waivers.   (a)    Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed by each party to this Agreement.
(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 12.04.   Expenses.   Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.
Section 12.05.   Disclosure Schedule References.   Any exception, qualification, limitation, document or disclosure set forth in a particular section of the Company Disclosure Schedule shall also be deemed to be an exception, qualification, limitation, document or disclosure with respect to any other section of the Company Disclosure Schedule if, and to the extent that, the relevance of such exception, qualification, limitation or disclosure as an exception, qualification, limitation, document or disclosure to such other section is reasonably apparent on its face. The inclusion of any item in the Company Disclosure Schedule shall not be deemed to be an admission or evidence of materiality of such item, nor shall it establish any standard of materiality for any purpose whatsoever.
Section 12.06.   Binding Effect; Benefit; Assignment.   The provisions of this Agreement shall be binding on and, except as provided in Section 8.02, shall inure to the benefit of the parties hereto and their respective successors and assigns. Except as provided in Section 8.02, no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.
(a)   No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party hereto, except that Parent or Merger Sub may transfer or assign its rights and obligations under this Agreement to a wholly owned Subsidiary of Parent without the consent of the Company; provided that Parent or Merger Sub, as the case may be, shall remain liable for all of its obligations under this Agreement.
Section 12.07.   Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of law rules of such state that would cause the application of the laws of any jurisdiction other than the State of Texas.
Section 12.08.   Jurisdiction.   The parties hereto agree that any suit, Action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby (whether brought by any party or any of its Affiliates or against any party or any of its Affiliates) shall be brought in Dallas, Texas or, if such court shall not have jurisdiction, any federal court located in the State of Texas or other Texas state court, and each of the parties hereby irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, Action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, Action or proceeding in any such court or that any such suit, Action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, Action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 12.01 shall be deemed effective service of process on such party.
Section 12.09.   WAIVER OF JURY TRIAL.   EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
Section 12.10.   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, it being understood that the parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed (including by electronic signature) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed (including by electronic signature) by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 12.11.   Entire Agreement.   This Agreement (including the Company Disclosure Schedule) and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.
Section 12.12.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby, taken as a whole, are not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 12.13.   Specific Performance.   The parties hereto agree that irreparable damage may occur if any provision of this Agreement were not performed in accordance with the terms hereof for which money damages, even if available, would not be an adequate remedy, and that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the courts referred to in Section 12.08, in addition to any other remedy to which such party may be entitled under this Agreement. The specific remedies to which a party may resort under the terms of this Agreement are cumulative and are not intended to be exclusive of any other remedies or means of redress to which such party may be lawfully entitled in case of any breach or threatened breach of any provision or provisions of this Agreement. The parties further agree to waive any requirement for the securing or posting of any bond in connection with such remedy, and that such remedy shall be in addition to any other remedy to which a party is entitled at law or in equity.
[The remainder of this page has been intentionally left blank;
the next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date set forth on the cover page of this Agreement.
DAWSON GEOPHYSICAL COMPANY
By:
/s/ Stephen C. Jumper

Name: Stephen C. Jumper
Title: President and Chief Executive Officer
WILKS BROTHERS, LLC
By:
/s/ Farris Wilks

Name: Farris Wilks
Title: Manager
By:
/s/ Dan Wilks

Name: Dan Wilks
Title: Manager
By:
/s/ Staci Wilks

Name: Staci Wilks
Title: Manager
WB ACQUISITIONS INC.
By:
/s/ Matt Wilks

Name: Matt Wilks
Title: Director
[Signature Page to Agreement and Plan of Merger]

ANNEX I
Notwithstanding any other provision of the Offer, but subject to the terms of this Agreement, Merger Sub shall not be required to, and Parent shall not be required to cause Merger Sub to, accept for payment or, subject to any applicable rules and regulations of the SEC including Rule 14e-1(c) under the 1934 Act, pay for any Shares unless all of the following conditions have been satisfied:
(A)   Immediately prior to the expiration of the Offer (as the same may be required to be extended pursuant to the Agreement), there shall have been validly tendered in accordance with the terms of the Offer and not validly withdrawn, a number of Shares that, together with the Shares then owned by Parent, Merger Sub and any other Affiliate or direct or indirect wholly-owned Subsidiary of Parent, represents at least 80% of the Shares then outstanding (the “80% Minimum Condition”);
(B)   the Company shall have caused the Rights Agreement to be terminated effective immediately prior to the Acceptance Time, with no continuing liability or obligation of the Company or any of its Subsidiaries or controlled Affiliates to any other Person, except in the case of any indemnification obligations of the Company existing prior to the date hereof; provided that no such termination shall relieve any Person (other than the Company and the Company’s Subsidiaries and controlled Affiliates) from liability for any breach by such Person prior to such termination;
(C)   there shall not have been instituted or pending any Action by any Governmental Authority of competent jurisdiction (1) challenging or seeking to make illegal or otherwise directly or indirectly to prohibit the making of the Offer, the acceptance for payment of or payment for some or all of the Shares by Parent or Merger Sub or the consummation of the Merger or (2) seeking to impose a Burdensome Condition;
(D)   no Applicable Law shall have been enacted, enforced, promulgated, issued or deemed applicable to the Offer or the Merger, by any Governmental Authority;
(E)   (1) the representations and warranties of the Company contained in Section 5.01, Section 5.02, Section 5.05 and Section 5.25 shall be true and correct in all respects (except for immaterial inaccuracies, at and as of immediately prior to the Acceptance Time as if made at and as of such time (other than any such representation and warranty that by its terms addresses matters only as of another specified time, which shall be so true and correct only as of such time), (2) the representations and warranties of the Company contained in any of Section 5.03, Section 5.04, Section 5.12(b) and Section 5.12(c) shall be true and correct in all material respects (with respect to such representations and warranties that are not qualified by materiality or Company Material Adverse Effect) or true and correct in all respects (with respect to such representations and warranties that are qualified by materiality or Company Material Adverse Effect) at and as of immediately prior to the Acceptance Time as if made at and as of such time (other than any such representation and warranty that by its terms addresses matters only as of another specified time, which shall be so true and correct only as of such time) and (3) all of the other representations and warranties of the Company contained in this Agreement or in any certificate delivered by the Company pursuant hereto (disregarding all materiality and Company Material Adverse Effect qualifications contained therein) shall be true and correct at and as of immediately prior to the Acceptance Time as if made at and as of such time (other than any such representation and warranty that by its terms addresses matters only as of another specified time, which shall be so true and correct only as of such time), except, in the case of this clause (3) only, where the failure to be so true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
(F)   the Company shall not have breached or failed to perform in all material respects its obligations under this Agreement prior to such time;
(G)   the Company shall have delivered to Parent a certificate signed by an authorized officer of the Company dated as of the date on which the Acceptance Time occurs certifying that the Offer Conditions specified in paragraphs (E) and (F) are then satisfied;
(H)   since the date hereof, there shall not have occurred any event, occurrence, revelation or development of a state of circumstances or facts which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect; and

Annex A-1

(I)   this Agreement shall not have been terminated in accordance with its terms.
Subject to the terms and conditions of this Agreement, the foregoing Offer Conditions are for the sole benefit of Parent and Merger Sub and, subject to the terms and conditions of this Agreement and the applicable rules and regulations of the SEC, may be waived by Parent or Merger Sub, in whole or in part, at any time, at the sole discretion of Parent or Merger Sub. The failure or delay by Parent or Merger Sub at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time.

Annex A-2

EXHIBIT A
[Attached]

Exhibit A-1

AMENDED AND RESTATED
CERTIFICATE OF FORMATION
OF
DAWSON GEOPHYSICAL COMPANY
This Certificate of Formation is adopted under the Texas Business Organizations Code, for a for-profit Texas corporation.
ARTICLE ONE
The name of the corporation is Dawson Geophysical Company, (the “Corporation”).
ARTICLE TWO
The period of its duration is perpetual.
ARTICLE THREE
The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code.
ARTICLE FOUR
The aggregate number of shares which the corporation shall have authority to issue is 35,000,000 shares, and the par value of each of such shares shall be $0.01. All such shares shall be of one class and shall be designated as Common Stock.
ARTICLE FIVE
The address of its initial registered office is [•] and the name of its initial registered agent at such address is Corporation Service Company.
ARTICLE SIX
Unless a Bylaw adopted by the shareholders provides otherwise as to all or some portion of the corporation’s Bylaws, the corporation’s shareholders may amend, repeal or adopt the corporation’s Bylaws even though the Bylaws may also be amended, repealed or adopted by its Board of Directors.
ARTICLE SEVEN
Any action required by the Texas Business Organizations Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.
ARTICLE EIGHT
No director of the corporation shall be liable to the corporation or its shareholders for monetary damages for an act or omission in the director’s capacity as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith that constitute a breach of duty of the director to the corporation or an act or omission that involves intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director received an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the director’s office, and (iv) for acts or omissions for which the liability of a director is expressly provided by statute. Any repeal or amendment of this Article by the shareholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the corporation existing at the time of such repeal or amendment. In addition to the circumstances in which a director of the corporation is not personally liable as set forth in the preceding sentences, a director shall not be liable to the fullest extent permitted by any amendment to the Texas statutes hereafter enacted that further limits the liability of a director.
[Remainder of page intentionally blank]

Exhibit A-2

I, the undersigned, being the incorporator named herein, for the purpose of forming a corporation pursuant to the Texas Business Organizations Code, do make this certificate, hereby declaring that this is my act and deed and that the facts herein stated are true, and accordingly have hereunto set my hand this [•] day of [•], 2021.

Name: Bobbi Ingram
Title: Incorporator

AMENDMENT NO. 1 TO
AGREEMENT AND PLAN OF MERGER
AMENDMENT NO. 1 (this “Amendment”) to the Agreement and Plan of Merger, dated October 25, 2021, by and among Dawson Geophysical Company (“Dawson”), Wilks Brothers, LLC (“Wilks”) and WB Acquisitions Inc. (“Merger Sub,” together with Dawson and Wilks, the “Parties”) (the “Merger Agreement”), dated as of December 14, 2021 (the “Effective Date”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.
RECITALS
WHEREAS, the Parties desire to amend the Merger Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and agreements contained herein and in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Merger Agreement is hereby amended as follows.
Section 1.   Amendment.   The second sentence of Section 2.01(c) is hereby amended and restated in its entirety as follows:
“If, immediately prior to the expiration of the initial 20 Business Day period that the Offer is open, the number of Shares tendered in the Offer, together with the Shares then owned by Parent, Merger Sub and any other Affiliate or direct or indirect wholly-owned Subsidiary of Parent, represents at least 65% but less than 80% of the Shares then outstanding, then Merger Sub shall extend the Offer for one 10 Business Day extension and one successive 14 Business Day extension in an effort to reach the 80% Minimum Condition.”
Section 2.   No Other Amendments.   The provisions of the Merger Agreement shall remain in full force and effect except as expressly amended and modified as set forth in this Amendment. The Merger Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects. In the event of a conflict between the terms of this Amendment and the terms of the Merger Agreement, the terms of this Amendment shall control.
Section 3.   Governing Law.   THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.
Section 4.   Counterparts.   This Amendment may be executed in any number of counterparts (including facsimile counterparts), each of which, when so executed and delivered, shall be deemed an original, and all of which together shall constitute a single instrument. Delivery of a copy of this Amendment bearing an original signature by facsimile transmission or by electronic mail in portable document format (PDF) or similar means of electronic delivery shall have the same effect as physical delivery of the paper document bearing the original signature.
[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment to be effective as of the Effective Date.
DAWSON GEOPHYSICAL COMPANY
By:
/s/ Stephen C. Jumper

Name: Stephen C. Jumper
Title: President and Chief Executive Officer
WILKS BROTHERS, LLC
By:
/s/ Farris Wilks

Name: Farris Wilks
Title: Manager
WB ACQUISITIONS INC.
By:
/s/ Matt Wilks

Name: Matt Wilks
Title: Director
Signature Page
Amendment No. 1 to the
Agreement and Plan of Merger

AMENDMENT NO. 2 TO
AGREEMENT AND PLAN OF MERGER
AMENDMENT NO. 2 (this “Amendment”) to the Agreement and Plan of Merger, dated October 25, 2021 as amended by Amendment No. 1 dated December 14, 2021, by and among Dawson Geophysical Company (“Dawson”), Wilks Brothers, LLC (“Wilks”) and WB Acquisitions Inc. (“Merger Sub,” together with Dawson and Wilks, the “Parties”) (as so amended, the “Merger Agreement”), dated as of January 4, 2022 (the “Effective Date”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.
RECITALS
WHEREAS, the Parties desire to amend the Merger Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and agreements contained herein and in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Merger Agreement is hereby amended as follows.
Section 1.   Amendment.   The second sentence of Section 2.01(c) is hereby amended and restated in its entirety as follows:
“If, immediately prior to the expiration of the initial 20 Business Day period that the Offer is open, the number of Shares tendered in the Offer, together with the Shares then owned by Parent, Merger Sub and any other Affiliate or direct or indirect wholly-owned Subsidiary of Parent, represents at least 65% but less than 80% of the Shares then outstanding, then Merger Sub shall extend the Offer for one 10 Business Day extension, one successive 14 Business Day extension and one successive four Business Day extension in an effort to reach the 80% Minimum Condition.”
Section 2.   No Other Amendments.   The provisions of the Merger Agreement shall remain in full force and effect except as expressly amended and modified as set forth in this Amendment. The Merger Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects. In the event of a conflict between the terms of this Amendment and the terms of the Merger Agreement, the terms of this Amendment shall control.
Section 3.   Governing Law.   THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.
Section 4.   Counterparts.   This Amendment may be executed in any number of counterparts (including facsimile counterparts), each of which, when so executed and delivered, shall be deemed an original, and all of which together shall constitute a single instrument. Delivery of a copy of this Amendment bearing an original signature by facsimile transmission or by electronic mail in portable document format (PDF) or similar means of electronic delivery shall have the same effect as physical delivery of the paper document bearing the original signature.
[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment to be effective as of the Effective Date.
DAWSON GEOPHYSICAL COMPANY
By:
/s/ Stephen C. Jumper

Name: Stephen C. Jumper
Title: President and Chief Executive Officer
WILKS BROTHERS, LLC
By:
/s/ Farris Wilks

Name: Farris Wilks
Title: Manager
WB ACQUISITIONS INC.
By:
/s/ Matt Wilks

Name: Matt Wilks
Title: Director
Signature Page
Amendment No. 2 to the
Agreement and Plan of Merger

AMENDMENT NO. 3 TO
AGREEMENT AND PLAN OF MERGER
AMENDMENT NO. 3 (this “Amendment”) to the Agreement and Plan of Merger, dated October 25, 2021 as amended by Amendment No. 1 dated December 14, 2021 and Amendment No. 2 dated January 4, 2022, by and among Dawson Geophysical Company (“Dawson”), Wilks Brothers, LLC (“Wilks”) and WB Acquisitions Inc. (“Merger Sub,” together with Dawson and Wilks, the “Parties”) (as so amended, the “Merger Agreement”), dated as of January 10, 2022 (the “Effective Date”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.
RECITALS
WHEREAS, the Parties desire to amend the Merger Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and agreements contained herein and in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Merger Agreement is hereby amended as follows.
Section 1.   Amendments.
(a)   All references in the Merger Agreement to the “80% Minimum Condition” are hereby replaced with “66.67% Minimum Condition.”
(b)    Section 2.01(a)(v) is hereby amended and restated to read as follows:
“(v)    increase or decrease the percentage of Shares required to meet the 66.67% Minimum Condition above or below 66.67%; or”
(c)    The final paragraph of Section 2.01(a) is hereby amended and restated to read as follows:
“For the avoidance of doubt, the parties acknowledge and agree that, upon the mutual agreement of Merger Sub and the Company, Merger Sub may amend or waive the 66.67% Minimum Condition (except for any amendment having the effect of increasing the percentage of Shares required to meet the 66.67% Minimum Condition above 66.67%) and close the Offer even if insufficient Shares have been tendered to meet the 66.67% Minimum Condition.”
(d)    Section 2.01(c) is hereby amended and restated in its entirety to read as follows:
“(c)   Notwithstanding the foregoing or anything to the contrary set forth in this Agreement but subject to the remaining provisions of this Section 2.01(c), unless this Agreement shall have been terminated in accordance with Section 11.01, Merger Sub shall extend the Offer for any period required by any rule, regulation, interpretation or position of the SEC or the staff thereof applicable to the Offer or any period otherwise required by the rules and regulations of the NASDAQ or Applicable Law and if, on the initial Expiration Date or any subsequent date as of which the Offer is scheduled to expire, any of the Offer Conditions have not been satisfied or waived, then Merger Sub shall extend (and re-extend) the Offer and its expiration date beyond the initial Expiration Date or such subsequent date in accordance with the terms provided for herein; provided, however, that notwithstanding the foregoing, in no event shall Merger Sub be required to extend the Offer beyond the Offer End Date; and provided further, that in no event shall Merger Sub be permitted to extend the Offer beyond Offer End Date without the prior written consent of the Company. If, immediately prior to the expiration of the initial 20 Business Day period that the Offer is open, the number of Shares tendered in the Offer, together with the Shares then owned by Parent, Merger Sub and any other Affiliate or direct or indirect wholly-owned Subsidiary of Parent, represents at least 65% but less than 80% of the Shares then outstanding, then Merger Sub shall extend the Offer for one 10 Business Day extension, one successive 14 Business Day extension, and one successive four Business Day extension. If, following such extensions, the number of Shares tendered in the Offer, together with the Shares then owned by Parent, Merger Sub and any other Affiliate or direct or indirect wholly-owned Subsidiary of Parent, represents less than 80% of the Shares then outstanding, then Merger Sub shall extend the Offer for five Business Days such that the Offer shall expire on January 14, 2022 in an effort to reach the 66.67%

Minimum Condition. If the 66.67% Minimum Condition is satisfied immediately prior to such expiration of the Offer, then Merger Sub shall, subject to the satisfaction of the other Offer Conditions, close the Offer and shall not further extend the Offer. If the 66.67% Minimum Condition or any other Offer Conditions have not been satisfied at such expiration of the Offer, the Offer will expire and Merger Sub shall (and Parent shall cause Merger Sub to) promptly (and in any event within 24 hours of such termination), irrevocably and unconditionally terminate the Offer.
(e)    Section 3.01 is hereby amended and restated in its entirety to read as follows:
“(a)    If the Acceptance Time occurs, the Parent and the Company shall proceed with convening the Shareholder Meeting in order to seek approval of the Company Shareholder Approval Matters as promptly as practicable.
(b)    Reserved.
(c)    If the Acceptance Time does not occur, neither Parent nor the Company will be obligated to proceed with convening the Company Shareholder Meeting.”
(f)    Article 9 is hereby amended to add a new Section 9.08 to read as follows:
“Section 9.08 Board Changes.
(a)    Immediately prior to the Acceptance Time, Messrs. Stephen Jumper, Craig Cooper and Michael Klofas shall resign from the Board of Directors (the “Board Resignations”).
(b)    Immediately prior to the Acceptance Time and immediately after the Board Resignations, the Board of Directors, pursuant to Section 3:8 of the Bylaws, shall have elected Matt Wilks, Sergei Krylov and Bruce Bradley to fill the vacancies in the Board of Directors created by the Board Resignations and shall have elected Mr. Matt Wilks to serve as Chairman of the Board (the “Board Appointments”).
(g)    Paragraph (A) of Annex I is hereby amended and restated to read as follows:
(A)   “(A) Immediately prior to the expiration of the Offer (as the same may be required to be extended pursuant to the Agreement), there shall have been validly tendered in accordance with the terms of the Offer and not validly withdrawn, a number of Shares that, together with the Shares then owned by Parent, Merger Sub and any other Affiliate or direct or indirect wholly-owned Subsidiary of Parent, represents at least 66.67% of the Shares then outstanding (the “66.67% Minimum Condition”);”
(h)    Annex I is hereby amended to add a new paragraph (J) to read as follows:
“(J)    Stephen C. Jumper shall have irrevocably executed and delivered to the Company, Parent and Merger Sub the waiver attached hereto as Annex III.”
(i)    Annex I is hereby amended to add a new paragraph (K) to read as follows:
“(K)    Effective immediately prior to the Acceptance Time, the Board Resignations and the Board Appointments shall have occurred.”
Section 2.   No Other Amendments.   The provisions of the Merger Agreement shall remain in full force and effect except as expressly amended and modified as set forth in this Amendment. The Merger Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects. In the event of a conflict between the terms of this Amendment and the terms of the Merger Agreement, the terms of this Amendment shall control.
Section 3.   Governing Law.   THIS AMENDMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

Section 4.   Counterparts.   This Amendment may be executed in any number of counterparts (including facsimile counterparts), each of which, when so executed and delivered, shall be deemed an original, and all of which together shall constitute a single instrument. Delivery of a copy of this Amendment bearing an original signature by facsimile transmission or by electronic mail in portable document format (PDF) or similar means of electronic delivery shall have the same effect as physical delivery of the paper document bearing the original signature.
[SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment to be effective as of the Effective Date.
DAWSON GEOPHYSICAL COMPANY
By:
/s/ Stephen C. Jumper

Name: Stephen C. Jumper
Title: President and Chief Executive Officer
WILKS BROTHERS, LLC
By:
/s/ Farris Wilks

Name: Farris Wilks
Title: Manager
WB ACQUISITIONS INC.
By:
/s/ Matt Wilks

Name: Matt Wilks
Title: Director
Signature Page
Amendment No. 3 to the
Agreement and Plan of Merger

Annex B
399 PARK AVENUE NEW YORK, NEW YORK 10022 T 212.883.3800 F 212.880.4260
October 24, 2021
Dawson Geophysical Company
508 West Wall, Suite 800
Midland, TX 79701
Attention: Board of Directors
Members of the Board:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share (“Company Common Stock”), of Dawson Geophysical Company (the “Company”), other than Wilks Brothers, LLC (“Parent”), WB Acquisitions Inc., a subsidiary of Parent (“Merger Sub”), and their affiliates (collectively, “Excluded Holders”), of the Consideration (as defined below) to be received by such holders pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among the Company, Parent and Merger Sub. As more fully described in the Agreement, Merger Sub will commence a tender offer (the “Offer”) to purchase any and all of the outstanding shares of Company Common Stock for $2.34 per share in cash (the “Consideration”) and (ii) following the consummation of the Offer and subject to the terms and conditions of the Agreement, Merger Sub will merge with and into the Company (the “Merger” and, together with the Offer, the “Transaction”), and each outstanding share of Company Common Stock (other than shares held by Parent and its affiliates) will be converted into the right to receive the Consideration.
In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company; (ii) reviewed certain internal information relating to the business, earnings, cash flow, assets, liabilities and prospects of the Company furnished to us by the Company, including financial forecasts provided to or discussed with us by the management of the Company (the “Company Projections”); (iii) reviewed certain information relating to the capitalization (including incentive equity) of the Company furnished to us by the Company; (iv) reviewed certain estimates of management of the Company relating to the Company’s anticipated utilization of its net operating losses, including the amount and timing thereof (the “Company NOL Utilization Estimates”); (v) participated in discussions with members of the senior management and representatives of the Company concerning the information described in clauses (i) through (iv) of this paragraph, as well as the business and prospects of the Company generally; (vi) reviewed publicly available financial and stock market data of certain other companies in lines of business that we deemed relevant; (vii) reviewed the financial terms of certain other transactions that we deemed relevant; (viii) reviewed an execution version of the Agreement; and (ix) conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.
In connection with our review, we have, with your consent, relied on the information supplied to, discussed with or reviewed by us for purposes of this opinion being complete and accurate in all material respects. We have not assumed any responsibility for independent verification of, and we did not independently verify, any of such information. With your consent, we have relied upon, without independent verification, the assessment of the Company and its legal, tax, regulatory and accounting advisors with respect to legal, tax, regulatory and accounting matters. With respect to the Company Projections and the Company NOL Utilization Estimates, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company and the Company’s anticipated utilization of its net operating losses, respectively. At your direction, we have assumed that the Company Projections and the Company NOL Utilization Estimates are a reasonable basis upon which to evaluate the Company and the Transaction, and at your direction we have relied upon the financial forecasts for purposes of our analyses and this opinion. We express no views as to the reasonableness of any financial forecasts or estimates or the assumptions on which they are based. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet, or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal.
Our opinion does not address the Company’s underlying business decision to effect the Transaction or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company and does not address any legal, regulatory, tax or accounting matters. At your direction, we have not been asked to, nor do we, offer any opinion as to any terms of the Agreement or any aspect or implication of the Transaction, including the Offer and the Merger, except for the fairness of the Consideration from a financial point of view to the holders of Company Common Stock (other than Excluded Holders). We are not expressing any opinion as to fair value or the solvency of the Company following the closing of the Transaction. In addition, for purposes of our opinion, we have assumed, at your direction, that the final executed form of the Agreement will not differ in any material respect from the execution version that we have reviewed, that the Transaction, including the Offer and the Merger, will be consummated in accordance with its terms without any waiver or modification that could be material to our analysis, that the parties to the Agreement will comply with all of the material terms of the Agreement and that all of the representations and warranties made by the parties to the Agreement or in other agreements relating to the Transaction will be true and accurate in all respects material to our analysis. With your consent, we have not taken into account any implications of the Transaction (financial or otherwise) for holders of shares of Company Common Stock in the event the Offer is consummated and the Merger is not consummated in accordance with the Agreement. We have assumed, with your consent, that all governmental, regulatory or other consents or approvals necessary for the completion of the Transaction will be obtained, except to the extent that could not be material to our analysis.
Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, and we assume no responsibility to update this opinion for developments occurring or coming to our attention after the date hereof.
We have acted as your financial advisor in connection with the Transaction and will receive a fee for our services, the principal portion of which is contingent upon the consummation of the Transaction. In addition, we previously received certain monthly fees in connection with our engagement and we also became entitled to receive a fee upon having notified the Company that we were prepared to deliver our opinion, without regard to the conclusions reached herein. Our affiliates, employees, officers and partners may at any time own securities (long or short) of the Company and Parent. We have provided investment banking and other services to the Company, and in the future may provide such services to the Company and Parent, and have received and may receive compensation for such services. In the past two years prior to the date hereof, we acted as a financial advisor to the Company in connection with its review of various potential strategic and capital raising transactions, for which we received monthly fees as described above.
This opinion is for the use and benefit of the Board of Directors of the Company (solely in its capacity as such) in its evaluation of the Transaction. This opinion does not constitute a recommendation as to how any holder of securities should vote or otherwise act with respect to the Transaction or any other matter, including whether any stockholder should tender its shares into the Offer. This opinion does not address the fairness of the Transaction or any aspect or implication thereof to, or any other consideration of or relating to, the holders of any class of securities, creditors or other constituencies of the Company, other than the fairness of the Consideration in the Transaction pursuant to the Agreement from a financial point of view to the holders of Company Common Stock (other than Excluded Holders). In addition, we do not express any opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, relative to the Consideration or otherwise. This opinion was approved by a Moelis & Company LLC fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Consideration to be received by holders of Company Common Stock, other than Excluded Holders, in the Transaction pursuant to the Agreement is fair from a financial point of view to such holders.
Very truly yours, /s/ Moelis & Company LLC MOELIS & COMPANY LLC

Annex C
SUBCHAPTER H OF CHAPTER 10 OF THE TBOC
§ 10.351. APPLICABILITY OF SUBCHAPTER.
(a)   This subchapter does not apply to a fundamental business transaction of a domestic entity if, immediately before the effective date of the fundamental business transaction, all of the ownership interests of the entity otherwise entitled to rights to dissent and appraisal under this code are held by one owner or only by the owners who approved the fundamental business transaction.
(b)   This subchapter applies only to a “domestic entity subject to dissenters’ rights,” as defined in Section 1.002. That term includes a domestic for-profit corporation, professional corporation, professional association, and real estate investment trust. Except as provided in Subsection (c), that term does not include a partnership or limited liability company.
(c)   The governing documents of a partnership or a limited liability company may provide that its owners are entitled to the rights of dissent and appraisal provided by this subchapter.
§ 10.352. DEFINITIONS.
In this subchapter:
(1)   “Dissenting owner” means an owner of an ownership interest in a domestic entity subject to dissenters’ rights who:
(A)   provides notice under Section 10.356; and
(B)   complies with the requirements for perfecting that owner’s right to dissent under this subchapter.
(2)   “Responsible organization” means:
(A)   the organization responsible for:
(i)   the provision of notices under this subchapter; and
(ii)   the primary obligation of paying the fair value for an ownership interest held by a dissenting owner;
(B)   with respect to a merger or conversion:
(i)   for matters occurring before the merger or conversion, the organization that is merging or converting; and
(ii)   for matters occurring after the merger or conversion, the surviving or new organization that is primarily obligated for the payment of the fair value of the dissenting owner’s ownership interest in the merger or conversion;
(C)   with respect to an interest exchange, the organization the ownership interests of which are being acquired in the interest exchange; and
(D)   with respect to the sale of all or substantially all of the assets of an organization, the organization the assets of which are to be transferred by sale or in another manner.
§ 10.353. FORM AND VALIDITY OF NOTICE.
(a)   Notice required under this subchapter:
(1)   must be in writing; and
(2)   may be mailed, hand-delivered, or delivered by courier or electronic transmission.

(b)   Failure to provide notice as required by this subchapter does not invalidate any action taken.
§ 10.354. RIGHTS OF DISSENT AND APPRAISAL.
(a)   Subject to Subsection (b), an owner of an ownership interest in a domestic entity subject to dissenters’ rights is entitled to:
(1)   dissent from:
(A)   a plan of merger to which the domestic entity is a party if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of merger;
(B)   a sale of all or substantially all of the assets of the domestic entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the sale;
(C)   a plan of exchange in which the ownership interest of the owner is to be acquired;
(D)   a plan of conversion in which the domestic entity is the converting entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of conversion; or
(E)   a merger effected under Section 10.006 in which:
(i)   the owner is entitled to vote on the merger; or
(ii)   he ownership interest of the owner is converted or exchanged; and
(2)   Subject to compliance with the procedures set forth in this subchapter, obtain the fair value of that ownership interest through an appraisal.
(b)   Notwithstanding Subsection (a), subject to Subsection (c), an owner may not dissent from a plan of merger or conversion in which there is a single surviving or new domestic entity or non-code organization, or from a plan of exchange, if:
(1)   the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:
(A)   listed on a national securities exchange or a similar system;
(B)   listed on the Nasdaq Stock Market or a successor quotation system;
(C)   designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or a successor system; or
(D)   held of record by at least 2,000 owners;
(2)   the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and
(3)   the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than:
(A)   ownership interests, or depository receipts in respect of ownership interests, of a domestic entity or non-code organization of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:
(i)   listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance;
(ii)   approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or a successor entity; or
(iii)   held of record by at least 2,000 owners;
(B)   cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or
(C)   any combination of the ownership interests and cash described by Paragraphs (A) and (B).
(c)   Subsection (b) shall not apply to a domestic entity that is a subsidiary with respect to a merger under Section 10.006.
§ 10.355. NOTICE OF RIGHT OF DISSENT AND APPRAISAL.
(a)   A domestic entity subject to dissenters’ rights that takes or proposes to take an action regarding which an owner has a right to dissent and obtain an appraisal under Section 10.354 shall notify each affected owner of the owner’s rights under that section if:
(1)   the action or proposed action is submitted to a vote of the owners at a meeting; or
(2)   approval of the action or proposed action is obtained by written consent of the owners instead of being submitted to a vote of the owners.
(b)   If a parent organization effects a merger under Section 10.006 and a subsidiary organization that is a party to the merger is a domestic entity subject to dissenters’ rights, the responsible organization shall notify the owners of that subsidiary organization who have a right to dissent to the merger under Section 10.354 of their rights under this subchapter not later than the 10th day after the effective date of the merger. The notice must also include a copy of the certificate of merger and a statement that the merger has become effective.
(c)   A notice required to be provided under Subsection (a) or (b) must:
(1)   be accompanied by a copy of this subchapter; and
(2)   advise the owner of the location of the responsible organization’s principal executive offices to which a notice required under Section 10.356(b)(2) may be provided.
(d)   In addition to the requirements prescribed by Subsection (c), a notice required to be provided under Subsection (a)(1) must accompany the notice of the meeting to consider the action, and a notice required under Subsection (a)(2) must be provided to:
(1)   each owner who consents in writing to the action before the owner delivers the written consent; and
(2)   each owner who is entitled to vote on the action and does not consent in writing to the action before the 11th day after the date the action takes effect.
(e)   Not later than the 10th day after the date an action described by Subsection (a)(1) takes effect, the responsible organization shall give notice that the action has been effected to each owner who voted against the action and sent notice under Section 10.356(b)(2).

§ 10.356. PROCEDURE FOR DISSENT BY OWNERS AS TO ACTIONS; PERFECTION OF RIGHT OF DISSENT AND APPRAISAL.
(a)   An owner of an ownership interest of a domestic entity subject to dissenters’ rights who has the right to dissent and appraisal from any of the actions referred to in Section 10.354 may exercise that right to dissent and appraisal only by complying with the procedures specified in this subchapter. An owner’s right of dissent and appraisal under Section 10.354 may be exercised by an owner only with respect to an ownership interest that is not voted in favor of the action.
(b)   To perfect the owner’s rights of dissent and appraisal under Section 10.354, an owner:
(1)   with respect to the ownership interest for which the rights of dissent and appraisal are sought:
(A)   must vote against the action if the owner is entitled to vote on the action and the action is approved at a meeting of the owners; and
(B)   may not consent to the action if the action is approved by written consent; and
(2)   must give to the responsible organization a notice dissenting to the action that:
(A)   is addressed to the president and secretary of the responsible organization;
(B)   demands payment of the fair value of the ownership interests for which the rights of dissent and appraisal are sought;
(C)   provides to the responsible organization an address to which a notice relating to the dissent and appraisal procedures under this subchapter may be sent;
(D)   states the number and class of the ownership interests of the domestic entity owned by the owner and the fair value of the ownership interests as estimated by the owner; and
(E)   is delivered to the responsible organization at its principal executive offices at the following time:
(i)   before the action is considered for approval, if the action is to be submitted to a vote of the owners at a meeting;
(ii)   not later than the 20th day after the date the responsible organization sends to the owner a notice that the action was approved by the requisite vote of the owners, if the action is to be undertaken on the written consent of the owners; or
(iii)   not later than the 20th day after the date the responsible organization sends to the owner a notice that the merger was effected, if the action is a merger effected under Section 10.006.
(c)   An owner who does not make a demand within the period required by Subsection (b)(2)(E) is bound by the action and is not entitled to exercise the rights of dissent and appraisal under Section 10.354.
(d)   Not later than the 20th day after the date an owner makes a demand under this section, the owner must submit to the responsible organization any certificates representing the ownership interest to which the demand relates for purposes of making a notation on the certificates that a demand for the payment of the fair value of an ownership interest has been made under this section. An owner’s failure to submit the certificates within the required period has the effect of terminating, at the option of the responsible organization, the owner’s rights to dissent and appraisal under Section 10.354 unless a court, for good cause shown, directs otherwise.
(e)   If a domestic entity and responsible organization satisfy the requirements of this subchapter relating to the rights of owners of ownership interests in the entity to dissent to an action and seek appraisal of those ownership interests, an owner of an ownership interest who fails to perfect that owner’s right of dissent in accordance with this subchapter may not bring suit to recover the value of the ownership interest or money damages relating to the action.

§ 10.357. WITHDRAWAL OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.
(a)   An owner may withdraw a demand for the payment of the fair value of an ownership interest made under Section 10.356 before:
(1)   payment for the ownership interest has been made under Sections 10.358 and 10.361; or
(2)   a petition has been filed under Section 10.361.
(b)   Unless the responsible organization consents to the withdrawal of the demand, an owner may not withdraw a demand for payment under Subsection (a) after either of the events specified in Subsections (a)(1) and (2).
§ 10.358. RESPONSE BY ORGANIZATION TO NOTICE OF DISSENT AND DEMAND FOR FAIR VALUE BY DISSENTING OWNER.
(a)   Not later than the 20th day after the date a responsible organization receives a demand for payment made by a dissenting owner in accordance with Section 10.356, the responsible organization shall respond to the dissenting owner in writing by:
(1)   accepting the amount claimed in the demand as the fair value of the ownership interests specified in the notice; or
(2)   rejecting the demand and including in the response the requirements prescribed by Subsection (c).
(b)   If the responsible organization accepts the amount claimed in the demand, the responsible organization shall pay the amount not later than the 90th day after the date the action that is the subject of the demand was effected if the owner delivers to the responsible organization:
(1)   endorsed certificates representing the ownership interests if the ownership interests are certificated; or
(2)   signed assignments of the ownership interests if the ownership interests are uncertificated.
(c)   If the responsible organization rejects the amount claimed in the demand, the responsible organization shall provide to the owner:
(1)   an estimate by the responsible organization of the fair value of the ownership interests; and
(2)   an offer to pay the amount of the estimate provided under Subdivision (1).
(d)   An offer made under Subsection (c)(2) must remain open for a period of at least 60 days from the date the offer is first delivered to the dissenting owner.
(e)   If a dissenting owner accepts an offer made by a responsible organization under Subsection (c)(2) or if a dissenting owner and a responsible organization reach an agreement on the fair value of the ownership interests, the responsible organization shall pay the agreed amount not later than the 60th day after the date the offer is accepted or the agreement is reached, as appropriate, if the dissenting owner delivers to the responsible organization:
(1)   endorsed certificates representing the ownership interests if the ownership interests are certificated; or
(2)   signed assignments of the ownership interests if the ownership interests are uncertificated.
§ 10.359. RECORD OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.
(a)   A responsible organization shall note in the organization’s ownership interest records maintained under Section 3.151 the receipt of a demand for payment from any dissenting owner made under Section 10.356.

(b)   If an ownership interest that is the subject of a demand for payment made under Section 10.356 is transferred, a new certificate representing that ownership interest must contain:
(1)   a reference to the demand; and
(2)   the name of the original dissenting owner of the ownership interest.
§ 10.360. RIGHTS OF TRANSFEREE OF CERTAIN OWNERSHIP INTEREST.
A transferee of an ownership interest that is the subject of a demand for payment made under Section 10.356 does not acquire additional rights with respect to the responsible organization following the transfer. The transferee has only the rights the original dissenting owner had with respect to the responsible organization after making the demand.
§ 10.361. PROCEEDING TO DETERMINE FAIR VALUE OF OWNERSHIP INTEREST AND OWNERS ENTITLED TO PAYMENT; APPOINTMENT OF APPRAISERS.
(a)   If a responsible organization rejects the amount demanded by a dissenting owner under Section 10.358 and the dissenting owner and responsible organization are unable to reach an agreement relating to the fair value of the ownership interests within the period prescribed by Section 10.358(d), the dissenting owner or responsible organization may file a petition requesting a finding and determination of the fair value of the owner’s ownership interests in a court in:
(1)   the county in which the organization’s principal office is located in this state; or
(2)   the county in which the organization’s registered office is located in this state, if the organization does not have a business office in this state.
(b)   A petition described by Subsection (a) must be filed not later than the 60th day after the expiration of the period required by Section 10.358(d).
(c)   On the filing of a petition by an owner under Subsection (a), service of a copy of the petition shall be made to the responsible organization. Not later than the 10th day after the date a responsible organization receives service under this subsection, the responsible organization shall file with the clerk of the court in which the petition was filed a list containing the names and addresses of each owner of the organization who has demanded payment for ownership interests under Section 10.356 and with whom agreement as to the value of the ownership interests has not been reached with the responsible organization. If the responsible organization files a petition under Subsection (a), the petition must be accompanied by this list.
(d)   The clerk of the court in which a petition is filed under this section shall provide by registered mail notice of the time and place set for the hearing to:
(1)   the responsible organization; and
(2)   each owner named on the list described by Subsection (c) at the address shown for the owner on the list.
(e)   The court shall:
(1)   determine which owners have:
(A)   perfected their rights by complying with this subchapter; and
(B)   become subsequently entitled to receive payment for the fair value of their ownership interests; and
(2)   appoint one or more qualified appraisers to determine the fair value of the ownership interests of the owners described by Subdivision (1).
(f)   The court shall approve the form of a notice required to be provided under this section. The judgment of the court is final and binding on the responsible organization, any other organization obligated to make payment under this subchapter for an ownership interest, and each owner who is notified as required by this section.
§ 10.362. COMPUTATION AND DETERMINATION OF FAIR VALUE OF OWNERSHIP INTEREST.
(a)   For purposes of this subchapter, the fair value of an ownership interest of a domestic entity subject to dissenters’ rights is the value of the ownership interest on the date preceding the date of the action that is the subject of the appraisal. Any appreciation or depreciation in the value of the ownership interest occurring in anticipation of the proposed action or as a result of the action must be specifically excluded from the computation of the fair value of the ownership interest.
(b)   In computing the fair value of an ownership interest under this subchapter, consideration must be given to the value of the organization as a going concern without including in the computation of value any:
(1)   payment for a control premium or minority discount other than a discount attributable to the type of ownership interests held by the dissenting owner; and
(2)   limitation placed on the rights and preferences of those ownership interests.
(c)   The determination of the fair value of an ownership interest made for purposes of this subchapter may not be used for purposes of making a determination of the fair value of that ownership interest for another purpose or of the fair value of another ownership interest, including for purposes of determining any minority or liquidity discount that might apply to a sale of an ownership interest.
§ 10.363. POWERS AND DUTIES OF APPRAISER; APPRAISAL PROCEDURES.
(a)   An appraiser appointed under Section 10.361 has the power and authority that:
(1)   is granted by the court in the order appointing the appraiser; and
(2)   may be conferred by a court to a master in chancery as provided by Rule 171, Texas Rules of Civil Procedure.
(b)   The appraiser shall:
(1)   determine the fair value of an ownership interest of an owner adjudged by the court to be entitled to payment for the ownership interest; and
(2)   file with the court a report of that determination.
(c)   The appraiser is entitled to examine the books and records of a responsible organization and may conduct investigations as the appraiser considers appropriate. A dissenting owner or responsible organization may submit to an appraiser evidence or other information relevant to the determination of the fair value of the ownership interest required by Subsection (b)(1).
(d)   The clerk of the court appointing the appraiser shall provide notice of the filing of the report under Subsection (b) to each dissenting owner named in the list filed under Section 10.361 and the responsible organization.
§ 10.364. OBJECTION TO APPRAISAL; HEARING.
(a)   A dissenting owner or responsible organization may object, based on the law or the facts, to all or part of an appraisal report containing the fair value of an ownership interest determined under Section 10.363(b).
(b)   If an objection to a report is raised under Subsection (a), the court shall hold a hearing to determine the fair value of the ownership interest that is the subject of the report. After the hearing, the court shall require the responsible organization to pay to the holders of the ownership interest the amount of the determined value with interest, accruing from the 91st day after the date the applicable action for which the owner elected to dissent was effected until the date of the judgment.

(c)   Interest under Subsection (b) accrues at the same rate as is provided for the accrual of prejudgment interest in civil cases.
(d)   The responsible organization shall:
(1)   immediately pay the amount of the judgment to a holder of an uncertificated ownership interest; and
(2)   pay the amount of the judgment to a holder of a certificated ownership interest immediately after the certificate holder surrenders to the responsible organization an endorsed certificate representing the ownership interest.
(e)   On payment of the judgment, the dissenting owner does not have an interest in the:
(1)   ownership interest for which the payment is made; or
(2)   responsible organization with respect to that ownership interest.
§ 10.365. COURT COSTS; COMPENSATION FOR APPRAISER.
(a)   An appraiser appointed under Section 10.361 is entitled to a reasonable fee payable from court costs.
(b)   All court costs shall be allocated between the responsible organization and the dissenting owners in the manner that the court determines to be fair and equitable.
§ 10.366. STATUS OF OWNERSHIP INTEREST HELD OR FORMERLY HELD BY DISSENTING OWNER.
(a)   An ownership interest of an organization acquired by a responsible organization under this subchapter:
(1)   in the case of a merger, conversion, or interest exchange, shall be held or disposed of as provided in the plan of merger, conversion, or interest exchange; and
(2)   in any other case, may be held or disposed of by the responsible organization in the same manner as other ownership interests acquired by the organization or held in its treasury.
(b)   An owner who has demanded payment for the owner’s ownership interest under Section 10.356 is not entitled to vote or exercise any other rights of another owner with respect to the ownership interest except the right to:
(1)   receive payment for the ownership interest under this subchapter; and
(2)   bring an appropriate action to obtain relief on the ground that the action to which the demand relates would be or was fraudulent.
(c)   An ownership interest for which payment has been demanded under Section 10.356 may not be considered outstanding for purposes of any subsequent vote or action.
§ 10.367. RIGHTS OF OWNERS FOLLOWING TERMINATION OF RIGHT OF DISSENT.
(a)   The rights of a dissenting owner terminate if:
(1)   the owner withdraws the demand under Section 10.356;
(2)   the owner’s right of dissent is terminated under Section 10.356;
(3)   a petition is not filed within the period required by Section 10.361; or
(4)   after a hearing held under Section 10.361, the court adjudges that the owner is not entitled to elect to dissent from an action under this subchapter.

(b)   On termination of the right of dissent under this section:
(1)   the dissenting owner and all persons claiming a right under the owner are conclusively presumed to have approved and ratified the action to which the owner dissented and are bound by that action;
(2)   the owner’s right to be paid the fair value of the owner’s ownership interests ceases and the owner’s status as an owner of those ownership interests is restored without prejudice in any interim proceeding if the owner’s ownership interests were not canceled, converted, or exchanged as a result of the action or a subsequent fundamental business transaction; and
(3)   the dissenting owner is entitled to receive dividends or other distributions made in the interim to owners of the same class and series of ownership interests held by the owner as if a demand for the payment of the ownership interests had not been made under Section 10.356, subject to any change in or adjustment to ownership interests because of the cancellation or exchange of the ownership interests after the date a demand under Section 10.356 was made pursuant to a fundamental business transaction.
§ 10.368. EXCLUSIVITY OF REMEDY OF DISSENT AND APPRAISAL.
In the absence of fraud in the transaction, any right of an owner of an ownership interest to dissent from an action and obtain the fair value of the ownership interest under this subchapter is the exclusive remedy for recovery of:
(1)   the value of the ownership interest or money damages to the owner with respect to the ownership interest; and
(2)   the owner’s right in the organization with respect to a fundamental business transaction.

DAWSON GEOPHYSICAL ATTN: JAMES K. BRATA 508 WEST WALL, SUITE 800 MIDLAND, TX 79701-5010 VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/ [•] You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o [•] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: 059019-530508 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Against Abstain ☐ ☐ ☐ ☐ ☐ ☐ ☐ DAWSON GEOPHYSICAL COMPANY The Board of Directors recommends you vote FOR proposals 1, 2 and 3: 1.Proposal to approve and adopt the Agreement and Plan of Merger dated as of October 25, 2021 (the “Merger Agreement”), by and among Dawson Geophysical Company (“Dawson”), Wilks Brothers, LLC and WB Acquisitions Inc., as amended from time to time. 2.Proposal to approve on an advisory (non-binding) basis, the compensation that may be paid or become payable to Dawson’s named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement. 3.Proposal to approve any proposal to adjourn the Special Meeting from time to time, if necessary or appropriate as determined in the discretion of the Board of Directors or the Chairman of the Board, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. NOTE : The proxies are authorized to vote in their discretion upon such other business as may properly come before the Special Meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of the Special Meeting and Proxy Statement are available at www.proxyvote.com . 059020-530508 DAWSON GEOPHYSICAL COMPANY Special Meeting of Stockholders [•], 2021 at 9:00 AM Central Time This proxy is solicited on behalf of the Board of Directors The undersigned stockholder(s) of Dawson Geophysical Company (the “Company”) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the Notice of the Special Meeting of Stockholders to be held [•], 2021 and the Proxy Statement, each dated [•], 2021, and hereby appoint(s) each of Stephen C. Jumper, James K. Brata, and Mark A. Vander Ploeg, or either of them, as proxies and attorneys-in-fact of the undersigned, with full power of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders and to vote all shares of common stock of the Company that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders to be held via a virtual on-line platform accessible at www.virtualshareholdermeeting.com/[•], at 9:00 a.m. Central Daylight Savings Time on [bullet], 2021, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on this proxy card. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT MAY PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING OF WHICH THE BOARD OF DIRECTORS DID NOT HAVE NOTICE. Continued and to be signed on reverse side